May 2022

Topics of discussion Firm overview Long-term financial performance Our role in a dynamic operating landscape Outlook: Net Interest Income Expense Credit Capital 1 2 3 4 5 Conclusion: ROTCE6 1

Proven operating model, supported by a consistent strategic framework Complete At Scale Fortress balance sheet Risk governance and controls Culture and conduct Operational resilience Customer centric and easy to do business with Comprehensive set of products and services Focus on safety and security Powerful brands Continuously investing in the future while maintaining expense discipline Focus on customer experience and innovation Employer of choice for top talent Investing in and supporting our communities Integrating environmental sustainability into business and operating decisions Serving a diverse customer base Promoting sound governance Unwavering principles Exceptional client franchises Long-term shareholder value Sustainable business practices Global Diversified 2

Leading client-centric franchises with consistent share gains CCB AWM 86% 10-year JPMAM long-term mutual fund AUM performance above peer median11 CCB AWM CIB CB CIB CB Multifamily lender15 Middle Market bookrunner16 Global IB fees Global Markets USD payments volume9 U.S. retail deposits1 U.S. credit card issuer4 Primary Business Bank5 Rated Private Bank in the World and U.S.12 2011 2021 U.S. retail deposits1 6.6% 10.3% 2011 2021 Markets revenue7 9.3% 12.2% Treasury Services8 7.2% Global IB fees6 8.2% 9.5% 2011 2021 Market shareMarket share Payments fee revenue14 $1.1B $1.8B Gross IB revenue13 $1.4B $5.1B 2011 2021 Global Active LT Fund market share10 1.9% 2.8% Client assets3 $1.9T $4.3T Branch presence in each of the 48 contiguous states +370bps Credit card sales2 19.8% 22.4%+260bps +131% +90bps +130bps +290bps +180bps +3.5x +66% 5.4% 2017 Note: For footnoted information, refer to slide 17 52% growth in Middle Market Banking expansion revenue since 2019 to $1.2B Presence in 100+ markets globally Client investment assets3 $202B $718B+3.5x 3

4 Retail customers Consumer Banking Wealth Management Business Banking Credit Card Auto Home Lending International Consumer Wholesale clients Investment Banking M&A Equity Debt Payments Fixed Income Markets Equity Markets Securities Services Commercial Banking Middle Market Corporate Client CRE Asset Management Global Private BankNorth America 76%3 EMEA 14%3 Latin America 2%3 APAC 8%3 CCB CIB CB AWM Corp. Revenue1,2 ($B) 271k Employees across 60+ countries 66mm U.S. households $3.7T Total assets $4.3T Client assets $3.1T AUM $10T Daily payment processing6 >90% Of Fortune 500 companies do business with us >$5T Consumer payments5 $104 $118 $125 46 55 50 36 39 52 9 9 10 13 14 17 2017 2019 2021 Note: For footnoted information, refer to slide 18 4

12% 14% 18% 15% 11% 13% 13% 13% 14%1 17% 19% 19% 23% '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 38.68 71.53 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 Consistent above peer average ROTCE TBVPS growth greater than peersRobust net income growth Overhead ratio managed3 10-yr. avg.: 60% 800bps < Peers4 65% 71% 63% 61% 57% 57% 57% 55% 54% 57% 5-yr. avg.: 56% 900bps < Peers4 CAGR: 8% 200bps > Peers4 ROTCE5 (%) Tangible book value per share5 ($) Avg.: 15% 400bps > Peers4 Note: For footnoted information, refer to slide 18 21.3 17.9 21.7 24.4 24.7 24.4 32.5 36.4 29.1 39.1 26.9 38.4 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 48.3 Net income ($B) Adjusted net income1 1.0x 1.3x 1.3x 1.3x 1.3x 1.7x 2.0x 1.9x 1.6x 2.2x Price / TBVPS5,6 (x) Excludes reserve build/release2 Excludes reserve release/build2 5

Need for continuous investment and innovation to deliver best-in-class outcomes for all stakeholders We must constantly adapt to a dynamic operating environment Competition from traditional banks FinTechs continue to penetrate select markets Nonbank financials trying to disintermediate banks Big Tech value creation outpacing banking system Size-based capital requirements continue to increase with system expansion Recalibration and rationalization is necessary Economic growth will benefit from a more level playing field New global cyber threats continue to emerge Dramatic increase in cost of ransomware across the economy Data privacy, ethics and transparency are driving customer decisions Accelerating pace of innovation Need for digital and cloud-native solutions Customers expect products on par with best-in-class tech companies Increasing focus on climate, sustainability and DE&I Stakeholders expect tangible actions that support a greener and more equitable and inclusive society Competition Regulatory Cyber ESGTech 6

Fortress risk and control management are non-negotiable Note: For footnoted information, refer to slide 19 Compliance Risk Finance Legal Control Management Cyber KYC & AML Fraud ~25,000 professionals fully dedicated to protecting our Firm and customers from risks every day Provide operational resiliency and security Implement multi-jurisdictional sanctions money in movement and data Minimize fraud and cyber risk Implement KYC1 and AML2 laws $40B+ #1 PPP3 lender4, funding >400,000 loans $90B Loan forbearance and payment relief on >2mm mortgage, auto and credit card accounts6 $3.2T Total credit provided and capital7 raised for our wholesale and consumer clients 3.5mm Customer accounts where we delayed payments due and refunded fees5 Examples of our dedicated teams We are an integral part of a safe, sound and resilient financial system 7

Advancing a sustainable and inclusive economy remains a core priority

Sustainable Development Target: $2.5T over 10 years[1]

Green *$1T goal*	Accelerating solutions for cleaner sources of energy and facilitating transition to a low-carbon economy	**$106B**
Development Finance	Mobilizing capital to advance the United Nations Sustainable Development Goals in emerging economies	**$117B**
Community Development	Advancing economic inclusion in developed markets	**$61B**

$285B
total progress in 2021

Racial Equity Commitment: $30B over 5 years[1]

- Approved funding for **~$13B in loans & investments** to help **create and preserve >100k affordable housing & rental units** in the U.S.
- Refinanced **19,000 incremental mortgage loans** totaling **~$5B**
- Opened **12 Community Center Branches** and hired more than **100 Community Managers**
- Invested **$100mm+** of equity in **15 Minority Deposit Institutions and Community Development Financing Institutions**
- Three new **Diversity, Equity and Inclusion Centers of Excellence**

>$18B
deployed or committed by the end of 2021

Note: Totals may not sum due to rounding
For footnoted information, refer to slide 19

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JPMORGAN CHASE & CO.

We expect NII to build throughout the year to a 4Q run rate of $66B+

Net interest income ex. Markets[1,2] ($B)



$44.5
~$9
~$3.5
~($1)
$56+
$66+
Assumes **Fed Funds target upper bound reaches 3.00%** by year end
High single-digit loan growth (ex. CIB Markets & PPP)
- Credit card revolving balances approaching 2019 levels
- Continued strength in wholesale lending
Modest **securities deployment**
4Q22
3Q22
2Q22
1Q22
$11.8
4Q run rate
2021
Rates[3]
Balance sheet growth/mix
PPP/other
2022
4Q22 annualized

2023 considerations

- **Rate** outlook
- Continued **strength in loan growth**
- Year-over-year **deposit growth** approximately flat
- **Deposit migration** and **reprice** experience

Note: For footnoted information, refer to slide 19

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JPMorgan Chase & Co.

$71 2 1 29 32 25 27 4 5 11 12 2021 Structural Volume- and revenue-related Investments 2022 Our 2022 expense outlook is unchanged at ~$77B Lower auto lease expense Lower performance driven compensation Higher brokerage and clearing expense Compensation, including wage inflation Normalization of T&E Adjusted noninterest expense1 ($B) ~$2.5 Modest decrease ~$3.5 ~$77 Structural Inflation pressures Ongoing competition for talent Internal efficiencies Volume- and revenue-related Market dependent Investments Growth rate will moderate Ability to re-decision investments across the portfolio based on the environment (e.g., Card marketing) 2023 considerations ~ Note: For footnoted information, refer to slide 19 CCB CIB CB AWM Corp. $11.1 $14.7 2021 2022 10

We continue to invest in strengthening and growing the Firm Total investment expense ($B) CCB CIB CB AWM Corp. YoY Growth ~40% ~20% ~30% ~30% $1.6 $2.3 - - 2021 2022 $5.5 $6.7 0.3 0.1 1.9 2.4 2.6 3.1 0.2 0.2 0.7 0.9 2021 2022 $2.1 $2.7 - - 2021 2022 $0.7 $1.5 2021 2022 Technology Investments Bankers, Advisors & Branches Marketing Digital, Data, AI & Product Design New and Expanded Businesses Commerce Int. Consumer $11.1 $14.7 0.6 0.6 5.3 7.5 3.2 3.8 0.7 0.9 1.4 1.9 2021 2022 $0.6 $0.8 2021 2022 $0.7 $0.7 2021 2022 $0.8B increase, includes ~$0.6B impact of acquisitions1 Other2 Incl. ~$0.3B of R&D Note: Totals may not sum due to rounding For footnoted information, refer to slide 19 11

Credit outlook remains positive 2021 net charge- $5.6 $5.3 $2.9 5.2 4.5 2.7 0.4 0.8 0.1 2019 2020 2021 Consumer Wholesale Historical low Net charge-offs ($B) Card Net charge-off rates (%) 3.10% 2.93% 1.94% Consumer (excl. Card) 0.12% 0.06% 0.00% Wholesale Total Firm 0.09% 0.16% 0.03% 0.60% 0.55% 0.30% <50% of long- term average The U.S. economy remains fundamentally strong, despite recent mixed data Recent developments have increased the risk of a future adverse outcome Our fortress principles are designed to withstand any operating environment Expect charge-offs to return to pre-pandemic levels over time Strong consumer and wholesale balance sheets will delay normalization past 2022 Loan growth alone will produce reserve builds Note: Totals may not sum due to rounding 12

The regulatory capital environment is in transition 11.2% 11.7%+ 12.2%+ 4.5% 4.5% 4.5% 3.5% 4.0% 4.5% 3.2% Current 1Q23 1Q24 GSIB to remain at 4.5% at 4Q22 Standardized CET11 regulatory requirements (%) Capital management approach GSIB3 SCB2 Minimum Requirement Regulatory Buffers The evolution of rules will drive future optimization and balance sheet mix 12.5-13.0% CET1 target at 1Q24 SCB? SCB? 1Q22 CET1 ratio: Std: 11.9% Adv: 12.7% SCB may be skewed higher Note: For footnoted information, refer to slide 20 Ahead of upcoming rule changes: continue current capital management strategy 13

Strong capital generation and a resilient balance sheet positions us well for the future

Well positioned to weather further capital volatility…

Illustrative evolution of CET1 ratio through 1Q24



Analyst estimates[1]
Organic capital generation (net income, less dividends[2])
RWA growth
11.9%
11.2%
Regulatory Requirement
12.8%
11.7%+
~10bps per quarter
13.7%
12.5-13.0% target
12.2%+
~$13-22B of excess capital available for incremental business opportunities or distributions
1Q22
1Q23
1Q24

…across a range of scenarios

Each illustrative example below equals ~25bps or ~$4.5B of CET1

- **~100bps** of **rate sell off**
- **~$6B** credit **reserve build**
- **~$40B** in **RWA** growth
- Higher **SCB requirement**

Note: For footnoted information, refer to slide 20

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JPMORGAN CHASE & CO.

~17% ROTCE remains our target and may be achieved in 2022

Complete

Promotes ***more engagement*** and ***deepening of relationships*** with customers

Diversified

Supports ***more stable earnings in any operating environment***

~17%

ROTCE[1] target

$56B+

2022 NII ex. Markets[2,3]

~$77B

2022 Adj. expense[4]

12.5-13.0%

CET1 ratio at 1Q24

Global

Allows us to ***serve more clients everywhere***

At Scale

Offsets margin compression through volume growth and facilitates ***synergy realization***

Note: For footnoted information, refer to slide 20

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JPMORGAN CHASE & CO.

Agenda Page 1 Notes 16

Notes on non-GAAP financial measures 1. rat results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines 21, Form 10- - -GAAP Financial -K for each respective year 2. Mar Markets and Equity Markets). Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. This metric, which excludes Markets, is a non- luding asset-liability management) and deposit-raising activities, without the volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes that disclosure of this measure provides investors and analysts with an alternative measure to analyze the revenue trends of the Firm. For a reconciliation of NII from Form 10- Report on Form 10-Q for the quarter ended March 31, 2022, respectively 3. ach non-GAAP financial measures. TCE represents the angible assets (other than mortgage servicing rights), net of related VPS -end divided by common shares at period-end. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the -K. For all other periods presented, refer to the Explanation and - -K for each respective year 4. Net income and ROTCE excluding the Firmwide credit reserve release/build are non-GAAP financial measures. The credit reserve release/build represents the portion of the provision for credit losses attributable to the change in allowance for credit losses. Management believes these measures provide useful infor results 5. Adjusted noninterest expense, which excludes Firmwide legal expense, is a non-GAAP financial measure. Adjusted noninterest expense excludes Firmwide legal expense of $426mm for the full year ended December 31, 2021. Management believes this information helps investors understand the effect of certain items on reported results and provides an alternate 16

Notes on slide 3

Slide 3 – Leading client-centric franchises with consistent share gains

1. Federal Deposit Insurance Corporation ("FDIC") 2021 Summary of Deposits survey per S&P Global Market Intelligence. Includes a $1B deposit cap for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC
2. Represents general purpose credit card spend, which excludes private label and Commercial Card. Based on company filings and JPMorgan Chase estimates
3. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
4. Based on 2021 sales volume and loans outstanding disclosures by peers (American Express Company, Bank of America Corporation, Capital One Financial Corporation, Citigroup Inc. and Discover Financial Services) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. American Express reflects the U.S. Consumer segment and JPMorgan Chase estimates for American Express' U.S. small business sales. Loans outstanding exclude private label, American Express Charge Card, and Citi Retail Cards
5. Barlow Research Associates, Primary Bank Market Share Database as of 4Q21. Rolling 8-quarter average of small businesses with revenue of more than $100,000 and less than $25mm
6. Dealogic as of January 3, 2022
7. Coalition Greenwich Competitor Analytics. Share is based on JPMorgan Chase's internal business structure and revenues; rank is based on Coalition Index Banks. 2021 excludes the impact of Archegos
8. Coalition Greenwich Competitor Analytics. Reflects Global Firmwide Treasury Securities business (Corporate & Investment Bank and Commercial Banking)
9. Based on third-party data
10. ISS Market Intelligence Simfund retrieved February 10, 2022. Excludes Index, Fund of Funds, and Money Market Funds
11. All quartile rankings, the assigned peer categories and the asset values are sourced from the fund ranking providers. Quartile rankings are based on the net-of-fee absolute return of each fund. The data providers re-denominate the asset values into U.S. dollars. This percentage of assets under management is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a primary share class level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The primary share class, is defined as C share class for European funds and Acc share class for Hong Kong and Taiwan funds. In case the share classes defined are not available, the oldest share class is used as the primary share class. The performance data could have been different if all share classes would have been included. Past performance is not indicative of future results. Effective September 2021 the firm has changed the peer group ranking source from Lipper to Morningstar for U.S.-domiciled funds (except for Municipal and Investor Funds) and Taiwan-domiciled funds to better align these funds to the providers and peer groups we believe most appropriately reflects their competitive positioning. This change may positively or adversely impact, substantially in some cases, the quartile rankings for one or more of these funds as compared with how they would have been ranked by Lipper for this reporting period or future reporting periods. The source for determining the rankings for all other funds remains the same. The classifications in terms of product suites and product engines shown are J.P. Morgan's own and are based on internal investment management structures
12. Euromoney
13. Represents JPMorgan Chase revenue from investment banking products and markets products provided to Commercial Banking clients
14. Represents product revenue excluding deposit net interest income
15. S&P Global Market Intelligence as of December 31, 2021
16. Refinitiv LPC, full year 2021

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JPMorgan Chase & Co.

Notes on slides 4-5 Slide 4 1. See note 1 on slide 16 2. Prior-period amounts have been revised to conform with the current presentation 3. Revenue is composed of net interest income and noninterest revenue 4. All numbers are as of December 31, 2021 unless otherwise noted 5. Reflects the last twelve months for the period ending March 31, 2022. Total payment volumes and transactions reflect Consumer and Small Business customers' digital (ACH, BillPay, PayChase, Zelle, RTP, ExternalTransfers, Digital Wires), non-digital (Non-digital Wires, ATM, Teller, Checks) and credit and debit card payment outflows 6. Based on Firmwide data using Regulatory reporting guidelines as prescribed by the Federal Reserve Board Slide 5 1. Adjusted net income and ROTCE excludes $2.4B from net income in 2017 as a result of the enactment of the Tax Cuts and Jobs Act 2. See note 4 on slide 16 3. See note 1 on slide 16 4. Peers include Bank of America, Citigroup, Goldman Sachs, Morgan Stanley and Wells Fargo 5. See note 3 on slide 16 6. Represents the daily average share price over each year 18

Notes on slides 7-11 Slide 7 Fortress risk and control management are non-negotiable 1. 2. Anti- 3. 4. On a dollar basis 5. Since March 13, 2020 6. ~$90B represents the December 31, 2021 balances for accounts provided payment relief, including those currently enrolled in relief and those who have exited relief. Includes Auto DCS and residential real estate loans held in Consumer & Community Banking, Asset & Wealth Management and Corporate 7. Reflects 2021. Credit provided to clients represents new and renewed credit, including loans and commitments Slide 8 Advancing a sustainable and inclusive economy remains a core priority 1. Refer to our 2021 ESG report for additional detail Slide 9 We expect NII to build throughout the year to a 4Q run rate of $66B+ 1. See note 1 on slide 16 2. See note 2 on slide 16 3. Outlook is based on implied rate curve as of May 17, 2022 Slide 10 Our 2022 expense outlook is unchanged at ~$77B 1. See note 5 on slide 16 Slide 11 We continue to invest in strengthening and growing the Firm 1. Total acquisition expense increase is $0.7B in 2022 2. -related acquisition expenses. Corporate is excluded from the 2022 chart as amounts are immaterial 19

Notes on slides 13-15 Slide 13 The regulatory capital environment is in transition 1. 2. 3. Slide 14 Strong capital generation and a resilient balance sheet positions us well for the future 1. Represents the median consensus of research analyst estimates as of May 19, 2022 2. Dividends include common and preferred stock dividends Slide 15 ~17% ROTCE remains our target and may be achieved in 2022 1. See note 3 on slide 16 2. See note 1 on slide 16 3. See note 2 on slide 16 4. See note 5 on slide 16 20

We deliver technology at a global scale 1 60mm active digital customers >500PB of total data stored $10T of payments processed per day 40B security events collected per day ~6.4k production applications 55k+ technologists 2.7mm virtual CPUs ~11B annual digital logins

Our technology strategy is aligned to business priorities 2 Deliver best-in-class products, platforms and experiences Deliver differentiated experiences to all that we serve Accelerate digital transformation of all business processes Customer and client experiences Rapidly release high quality products to enable new business growth Maximize economies of scope and scale from strategic platforms Product and platform development Unlock the power of data Experiment at scale by making data rapidly available Accelerate AI/ML delivery through model reuse and automated controls Embed data and insights into everything Strengthen our software development capabilities and infrastructure Break monoliths into modular and API-driven architecture Accelerate adoption of elastic compute in public and private cloud Modernize technology Enable engineers with best-in-class tools to maximize productivity Bring engineering closer to the customer to maximize effectiveness Drive software development excellence Embed security and privacy into all our products and platforms Develop seamless controls to reduce friction around new tech adoption Proactively defend against cyber threats Protect the firm and our customers 1 2 3 4

3 Our expense growth is driven by investments Total technology expense ($B) $0.5 $1.1 Investments2019 Run the bank Structural / volume related 2021 $12.5 2022 Investments / Change the bank $11.7 $14.1+6% CAGR CAGR 2019-22 11% 3% Investments by strategy, 2022 Products, platforms and experiences (largely in the business) $4.1B Modernize technology and software development excellence $2.6BUnlock the power of data Protect the firm and our customers Total $6.7B Fully loaded investments by LOB, 2022 CIB $3.1B CCB $2.4B AWM $0.9B CB $0.2B Total $6.7B Run the bank includes Infrastructure Software licenses Application and production support Wage inflation +$0.5 Volume related +$0.2 Internal efficiencies ($0.3) Note: Totals may not sum due to rounding

We have held run the bank expense relatively flat, while volumes have doubled 4 2022 $7.4 2019 $6.9 +3% CAGR 20212015 +2% CAGR 2015 2021 2.5x Total infrastructure run the bank expense relatively flat Compute and storage volumes have more than doubled Total technology run the bank expense ($B)

Our $4.1B investment across the businesses will directly drive returns 5 Deliver best-in-class products, platforms and experiences1 Customer and client experiences Product and platform development Consumer and Small Business Payments platform supporting $5T of annual payments volume Personalization engine that powers one-to-one personalized experiences across our channels Chase.com and mobile app that engage our 60mm digitally active customers Leads, customer insights and scripting for our bankers, advisors and relationship managers Consumer & Community Bank eTrading platform to support clients with the ongoing growth of electronic execution E-commerce capabilities (Wallet, Express Checkout, Embedded Banking) to focus on Marketplaces and SMB Real-time and faster payment capabilities deployed to clients globally by Graphite Glass platform to provide liquidity and account services such as wallet, virtual accounts, sweeps and pooling Corporate & Investment Bank Comprehensive payments solutions for our real estate clients Cloud based, client-focused data platform Best-in-class sales enablement tools and data analytics for bankers Middle Office workflow automation, cycle time improvements and lower cost to serve Commercial Bank AM Morgan Suite enabling $1T+ in digital / self-service transactions New PB advisor tools for client prospecting and solutions recommendations Asset & Wealth Management Select examples

2 **Strengthen our software development capabilities and infrastructure**

We are modernizing our infrastructure and applications to increase speed, resiliency and drive cost efficiency

Strengthening our technology foundation…

Application Modernization

- **Refactor** applications to optimize **cloud adoption** (public & private)
- **Replace** applications with industry-leading SaaS solutions
- **Build** cloud-native core banking systems
- **Decommission** redundant applications, **2,200** complete

Infrastructure Modernization

- Enable **multi-cloud strategy** to access best capabilities and mitigate lock-in risk
  - Built **highly secure** private cloud platform
  - Enabled one **public cloud** provider, two more in progress
  - **30%+** of total infrastructure spend is in cloud (~50% incl. virtual servers)
- Optimize current footprint, consolidating from **33 to 17** global data centers by 2025

While delivering value…

On-demand infrastructure capacity

>95% Reduction in hardware provisioning time

15-20% Infrastructure cost efficiency

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JPMorgan Chase & Co.

2 Strengthen our software development capabilities and infrastructure

Our software delivery tools drive productivity and speed to market

Automate and streamline software delivery

40k
engineers using platform

30k
monthly production releases

600mm+
lines of code


80%
60%
Current
2022

Applications leveraging modern engineering tools

Platform capabilities…

Engineer Enablement	Best-in-class capabilities (e.g., ML for improved code quality)
Speed of Controls	Automation of security and quality controls to reduce risk
Operational Excellence	Predictive analytics for build success rates and testing sufficiency
Ease of Integration	Flexibility to integrate new tools as ecosystem evolves

… to achieve business outcomes

20%
Faster delivery of product features

~10%
Improved engineer productivity

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JPMorgan Chase & Co.

2 Strengthen our software development capabilities and infrastructure

Three examples that demonstrate the value we have realized

Athena | *Price, Trade & Risk Platform*

Foundation of our Markets business completing billions of risk calculations daily

Refactored monolithic application to **modern cloud-native platform** to **provide capacity on-demand**

- **30% reduction** in risk calculation times
- **~80% reduction** in calculation cost per hour
- **Autonomously expand** compute footprint from 0 to 14k then back to 0 to adapt to market demand

CHASE | *Chase.com Migration*

Serving all digital customers with continuous feature enhancements, security and 24x7 availability

Refactored to multi-cloud architecture to enable performance, speed of feature delivery and automation

- **>99.99%** availability with automatic failover
- **>50% reduction** in runtime costs
- **100% customers supported** by 2022YE

servicenow | *ServiceNow Adoption*

Firmwide platform delivering digital workflows and unlocking enterprise efficiencies

Rationalized 24 applications with **industry leading SaaS platform** to **replace non-modern systems** and increase productivity

- Nearly **$50mm in savings** since 2019
- Single **largest collection of integrated reference data** for the firm
- **80% increase** in employee experience when ordering workplace technology services

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JPMorgan Chase & Co.

2 Strengthen our software development capabilities and infrastructure

Modernizing technology and software development excellence will drive cost efficiency across the total spend and slow our expense growth

Total spend breakdown



14.1
Engineering
Product, design, application support, and other
Infrastructure and software
Total Spend ($B)

Opportunity levers

Software development excellence

- Improve engineer capacity through agile adoption and elimination of non-value adding activities
- High levels of automation (testing, release, production support) and streamlined software delivery through our platforms

Modernize technology

- Increase utilization of cloud and reduce data center footprint
- Break monolithic applications into modular and API-driven architecture to improve cost elasticity

Opportunity size

~10%

in productivity and cost efficiency

15-20%

in infrastructure cost efficiency

~$1.5B in productivity and cost efficiencies over the next 3 years

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JPMorgan Chase & Co.

Our AI platforms will drive speed-to-market and enable adoption at scale 10 Unlock the power of data3 We are seeing high impact from our AI investments 2020 2023 2x $ impact per $ spend $1B+ in business impact projected by 2023 Equities Trading (Flow Trader) Utilizing AI to deliver faster quotes to clients Select examples Fraud Risk Modelling Identifying fraudulent transactions with AI to reduce losses Up to 80% time improvement Build strategic platforms and empower our 1,000+ data scientists Data Management Lifecycle Make data available at speed and at scale Manage data-as-a-product to make it easier to consume and combine with other data Move data to public cloud for greater scale and elasticity AI Model Lifecycle Improve data scientist productivity and speed Dedicated training data management platform Reduce friction in model development process Fit-for-purpose policies and controls Majority of firmwide analytical data available in real time 70% faster model speed-to- market reduction since 20171$100mm Quote Time Fraud Losses 1Volumes up 50% in the same time period

4 Protect the firm and our customers

We have maintained consistent cybersecurity investment through a dynamic threat and regulatory environment

Investments in controls and automation…

- **Dynamic global cybersecurity defense** to anticipate and prevent threats and prioritize incremental investment
- **Maintain cybersecurity posture and trust** against evolving technology and business demand
- **Deliver security-as-a-feature** by enhancing security, privacy and fraud capabilities within our products
- **Remove friction** through sustainable control patterns and automation
- **Proactively adapt** with evolving public policy, regulation and ecosystem changes enabled us to support increased volume / growth …



Security data processed per day
5x
2019
2022
Application vulnerability scanning
2.5x
2019
2022
Devices secured and monitored
+50%
2019
2022

while maintaining steady cybersecurity spend ($mm)



+2% CAGR
2019
2020
2021
2022

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JPMorgan Chase & Co.

We are well positioned to differentiate ourselves with technology Unlock the power of data >$1B in business impact 70% faster delivery of production AI models Protect the firm and our customers Faster response to new threats Secure and private by design Deliver best-in-class products and experiences to customers Share gain and revenue growth through innovative solutions Positive $ return in business value Strengthen our software development capabilities and infrastructure 12 ~$1.5B in productivity and cost efficiencies over 3 years 20% faster delivery of product features 1 2 3 4

We have a consistent set of strategic priorities 1 Leverage data and technology to drive productivity and agility Optimize channels, products, and platforms to deliver customer and business value Modernize applications, infrastructure, and data to future-proof the business Protect our customers and the Firm through a strong risk and control environment Drive disciplined risk, controls, and governance processes Leverage our risk platforms as responsible growth engines Be the place where everyone wants to work Build high-performing diverse teams where culture is a competitive advantage Be known as a company that serves customers, communities, and each other in a first class way Drive engagement through experiences that customers love Improve experiences to better serve customer needs including our new Commerce platforms Create true omni-channel experiences to amplify the value of our human and digital channels Achieve best-in-class financial performance Operate resilient businesses with best-in-class returns Scale core businesses and invest for long-term growth 6 3 2 4 5 Grow households and better serve customer needs to be the bank for all Deepen relationships with customers with a focus on investments in Wealth Management and lending Deliver compelling value propositions across customer segments 1

1. All metrics reflect FY19 to FY21 with the exception of Credit Card new accounts which reflects growth from 4Q19 to 4Q21 2. Refer to slide 68 30% 26% 2019 2021 $28.3 $29.3 2019 2021 We have grown our core franchise and maintained strong financial results 2 Customer balances $698 $1,055 2019 2021 Average deposits ($B) 51% $501 $718 2019 2021 Client investment assets ($B) 43% $478 $434 2019 2021 Average loans ($B) (9%) Financial metrics ROE ex. LLR2 Expense ($B) $55.1 $50.1 2019 2021 Revenue ($B) (9%) 3% (4ppts) Business growth1 Consumer Banking households+8% Business Banking deposit clients+21% Wealth Management accounts+25% Credit Card new accounts+11% Auto loan and lease originations+28% Mortgage originations+55% 62.6 66.3 2019 2021 CCB households (mm) 6%

1. Totals may not sum due to rounding 2. Excludes deposit margin 3. MSR/Other primarily reflects a net loss in MSR risk management results We are driving core growth in the business 3 CCB revenue ($B)1 $55.1 $50.1 ($7.7) $2.7 $0.5 ($0.6) 2019 Macro rate Volume Revenue margin MSR / Other 2021 Net margin expansion across lending Card renewals & refresh Overdraft policy changes Deposit & investment growth Home Lending production Card deleveraging 2 Net interest income ($B) 2021 actual: $32.8 2022 Outlook: ~$38 ~$5 vs. 2021 4Q22 Outlook (annualized): ~$43 ~$10 vs. 2021 3

We are investing to drive future growth 4 CCB adjusted expense ($B)1,2 $28.2 $29.2 ~$32 $0.2 ($0.2) $1.0 ~($0.6) ~$1.0 ~$2.3 2019 Volume- and revenue-driven Structural Investments 2021 Volume- and revenue-driven Structural Investments 2022 1. Adjusted to exclude legal expense. Refer to slide 68 2. Totals may not sum due to rounding 2019 Volume- & revenue- related Structural Investments 2021 Volume- & revenue- related Structural Investments 2022 Outlook Cumulative 2019-2022 change ($B)2 Volume- & revenue-related Auto lease depreciation Core volume growth Salesforce incentives ~($0.4) Structural Wage inflation ~$0.8 Investments ~$3.3 Total adjusted expense1 ~$4

We delivered strong returns and efficiency relative to peers, while investing for the future 5 Consumer & Business Banking (CBB) Overhead ratio comparison2 Business mix1 Competitor ROE ex. LLR2 Overhead ratio2 Peer 1 13% 71% Peer 2 25% 57% CCB 26% 58% Peer 3 N/A 62% Peer 4 N/A 51% Peer 5 N/A 62% Peer 6 N/A 76% Card Overhead ratio comparison2 Card-centric Banking-centric Metrics reflect 2021 as reported 1. Business mix represents Card oustandings divided by deposits for equivalent segments to determine the extent of Card centricity vs. Banking centricity 2. Reflects reported ROE ex. LLR and overhead ratios of equivalent segments; refer to slide 68 3. -related and amortized as contra-revenue 64% 67% 57% Peer 2 CBB Comparable CBB CBB Adjusted for deposit margin3 50% >40% 39% 3 Peer 4 Card Comparable Peer 4 Adjusted for marketing spend Card

We are generating operating leverage in the business 6 2017 2019 2021 Shift to digital / self-serve Total expenses (excluding investments) per CCB account1 We have overcome inflationary pressures to reduce Branch network cost per Consumer & Business Banking checking account2 Wage inflation Branch consolidations Shift to digital / self-serve Card Operations & Fraud cost per Card account3 Wage inflation Fraud rate 25% in CBB households per branch 37% in Card call volumes per account (4%) 2017 2019 2021 (36%) 2017 2019 2021 (12%) For footnoted information, refer to slide 69

From 2019-2022, we are investing an incremental $3.3B to strengthen and grow the franchise 7 $1.8 $2.8 $2.1 $3.4 $0.3 $1.3 2019 2022 Outlook CCB investments ($B) represent $7.5B of $15B in total Firmwide investments $7.5 $4.2 +$3.3 Wealth Management Commerce - Branch Network Marketing >50% of CCB investments (excluding tech & product) will be re-decisioned or moved into run-rate next year Deal integration & amortization (cxLoyalty, Frosch) Travel platform operating expenses Advisor hiring New builds in expansion and mature markets Banker hiring Acquisitions & deepening Branding Channels, products, and platform development Applications, infrastructure, and data modernization 6 year payback2 4 year break-even 4 year break-even 2-3x ROI3 See next page Return profile Growth Businesses Distribution1 $0.9 $0.4 $1.1 $2.2 Note: marketing investments are part of $6.9B total gross marketing expense Technology & Product For footnoted information, refer to slide 70

We continue to deliver customer and business value as we modernize our technology

Technology and product investments ($B)



+$1.0
$1.8
$2.8
Product & design org
Tech product development
Tech modernization
$0.2
$1.1
$0.5
+$0.7
$0.4
$1.2
$1.2
$2.4B total CCB tech
2019
2022 Outlook

Impact being driven by our technology investments (select examples)

Tech product development: *Deliver experiences customers love*

Channels (~10% spend)	Products (~30% spend)	Platforms (~60% spend)
Digital channels: ~18% reduction in Card and Retail call volumes per account vs. 2019	**Wealth Plan: Launching** new omni-channel wealth planning platform	**Account Opening: >65%** of all accounts opened digitally in 2021
IVR[1]: 70%+ resolution of customer service calls	**Payments:** Support **>$5T** in payments volume	**Sales Optimization: +20%** productivity per banker in 2021 vs 2017

Tech modernization: *Improve speed and quality to help future-proof the business*

Infrastructure	Applications	Data
New data centers: 100% mainframes migrated, **>20%** faster performance	**Chase.com: >99.99%** availability expected after migrating all traffic to multi-cloud architecture	**Cloud migration: >80%** of data in scalable ML environments, target **50%** in public cloud by YE 2023
Cloud-based infrastructure: ~35% of spend on scalable infrastructure, **~30%** more changes vs. 2020	**Mobile & Web: >75%** of components can be built autonomously	**AI/ML programs:** deliver **$500mm+** gross value in 2022

~50% of 2022 tech product development investment[2] pays back within 5 years

1. Interactive Voice Response
2. Excludes regulatory and controls spend

8

JPMorgan Chase & Co.

We have consistently driven core growth and strong returns over the long term 9 $11.7 $12.4 $13.5 $14.5 $15.2 $15.0 $19.4 $21.6 $18.8 $18.1 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0.14% 0.11% 0.09% 0.13% 0.40% 1.00% 1.83% 2.16% 0.38% 0.08% 56.0 66.3 $1,066 $2,207 7.1% (#3) 10.3% (#1) 20.5% (#2) 22.4% (#1) 6.2% (#3) 9.2% (#1) Consumer & Community Banking 10-year performance1,2 Fed Funds Effective Rate4 CCB pretax income ex. LLR ($B)3 CCB ROE ex. LLR3 For footnoted information, refer to slide 71 16% 16% 16% 17% 18% 18% 28% 30% 26% 26% CCB households (mm): 2% CAGR Client balances ($B)5: 8% CAGR Retail deposit share (%)6: +320bps Card sales market share (%)7: +190bps BB Primary bank share (%)8: +300bps

Agenda Page 1 CCB Overview 1 2 Consumer & Business Banking and Wealth Management 10 3 Consumer Payments, Lending, and Commerce 34 4 Closing Remarks 66 5 Notes 68

We are pursuing strategies to be the bank for all, extend our presence, and grow wallet share

We have clear objectives…	…building from a position of strength…	…by addressing key opportunities
Consumer & Business Banking Extend our leadership position	■ **#1 Consumer & Business Bank** based on retail deposits[1] ■ **#1 Business Bank** based on primary relationships[2] ■ **>50% multi-product** among Consumer Bank primary relationships[3]	■ Increase share of **younger and low-to-moderate income segments** ■ Capture more **wallet share with affluent and small business** clients ■ Continue to deliver **new and improved customer experiences**
Branch Network Extend and optimize presence to cover ~85% of the U.S. population	■ **1st bank in all lower 48 states** with ~4,800 branches ■ **#1 in 8 of the top 50 markets** and top 3 in 23[1] ■ **Record high customer satisfaction** in branch channel[4]	■ **Optimize branch network** in mature markets ■ **Extend branch network** in high opportunity markets ■ **Tailor local execution** to serve client and community needs
Wealth Management Serve more of our clients' investment needs	■ **~4,700 advisors** across multiple channels ■ **>85% of new investors referred** by bankers[5] ■ **1 in 2 U.S. affluent households** are Chase clients[6]	■ **Grow advisor base** to serve more clients ■ **Strengthen self-directed investing** ■ Launch new **remote advice** channel and **omni-channel wealth planning** platform

For footnoted information, refer to slide 72

10

JPMorgan Chase & Co.

For footnoted information, refer to slide 73 +15% 2017 2019 2021 We have continued to drive customer growth across Consumer & Business Banking 3.5 2.9 2.6 24.6 26.1 28.1 2017 2019 2021 11 Retail deposit share2 (rank) 8.9% (#3) 9.1% (#3) 10.3% (#1) Avg. deposits ($B) $498 $535 $772 Debit card sales ($B) $263 $314 $414 Primary bank rank3 #3 #1 #1 Avg. deposits ($B) $121 $136 $226 Avg. loans (ex. PPP) ($B)4 $23 $24 $22 Consumer Banking deposit households (mm)1 Business Banking deposit clients (mm)1 +37% In 2021, we grew to $1T in deposits and became the leading retail bank Younger generations are a growing share of our customer base: Millennial and Gen Z now represent 45% of the total Branch WealthCBB

CBB | Branch | Wealth

Chase banking customers use a comprehensive set of solutions to make the most of their money

Services available to Consumer & Business Banking customers

Account Access & Management

- Checking accounts
- Savings accounts
- Overdraft protection
- Paperless statements
- Account alerts
- Direct deposit
- Assistance from bankers
- Call center service
- 24/7 IVR service
- Chase mobile app
- Digital wallets
- Mobile check deposits
- ~4,800 Chase branches
- Over 16,000 ATMs
- Access to non-Chase ATMs

Security

- Debit card fraud monitoring
- Fraud alerts
- Replacement debit cards
- Rushed replacement cards
- Account monitoring

Payments

- Pay people & businesses with Zelle
- Bill payments
- Money transfers
- Debit cards
- Checks
- Cashier's checks / money orders
- Same-day wire transfers

Small Business

Additional services specifically for business clients:

- Check monitoring for businesses
- Insights for businesses
- Employee deposit cards
- Education content for businesses

Financial Health

- Financial health and planning tips
- Spending summary
- Automatic savings tools
- Budgeting tools
- Credit score checks
- Financial education workshops
- Banking account access for kids

CBB customer engagement with select services


Welcome

>46mm

mobile-active CCB customers[1] (↑35% vs. 1Q19)



~70%

of customers visited a branch[2]


Zelle
M. Martin
$25.00

>23mm

active Zelle customers (↑30% vs. 2019)[3]


CHASE
VISA

~35

monthly debit transactions per active customer[4]


Budget
$500

>50%

of mobile-active customers use our financial health tools[5]



~20%

of customers met with a banker[6]

For footnoted information, refer to slide 74

12

JPMorgan Chase & Co.

CBB | Branch | Wealth

We are tailoring value propositions to meet the distinct needs of customers across segments

Select examples of our consumer segment strategies

Youth and Families



Launched **Chase First Banking** to address family needs for parental control and financial education

October '20 Launch

Chase First Banking accounts


~1mm
Launch
(October 2020)
April 2022

Low-to-Moderate Income

March '19 Launch


Get MORE for your money
Chase Secure Banking℠
Simple checking with
no overdraft fees

Scaled **Chase Secure Banking** – a low-cost, no overdraft banking product

July '21 Launch


VISA

Launched **Slate Edge** to help customers improve credit

Chase Secure Banking accounts


~2x
Legacy Product
(March 2019)[1]
April 2022

Affluent

Scaling **Private Client** by focusing on affluent client needs for elevated service and benefits

PRIVATE CLIENT

# of Private Client households with deposits and investments


23%
2019
April 2022

1. Reflects Chase Liquid Prepaid Debit portfolio, which was subsequently converted to Chase Secure Banking

13

JPMorgan Chase & Co.

Legacy Product Chase Business Complete Banking We help small business owners start, run, and grow their business 14 Branch WealthCBB Select examples of our small business segment strategies Smaller, less complex businesses Larger, more complex businesses Industry segments (e.g., retailers) Offering Business Complete Banking to make it easier for small business owners to access the services they need Extending client coverage and improving experience to better serve our set of needs Business Relationship Managers +5ppts % of new Business clients that are multi-product1 . Total clients covered by Business Relationship Managers 2019 2021 +26% . . Harnessing the power of our unique data assets to deliver insights that help our clients grow their business Customer Insights Portal Record high NPS2 in 2021 Customer Insights Purchasing trends Shopping behavior 1. Includes clients who have a Deposit and Card product 2. NPS defined as Net Promoter Score

CBB | Branch | Wealth

We have strengthened our omni-channel model to better serve our customers' day-to-day needs

Transaction mix for Consumer & Business Banking customers



Self-service
Assisted
Deposit account opening
% of accounts
Branch
Digital
2019
2021
~45%
Servicing
% of transactions
Call center
Branch
IVR
Digital
2019
2021
~70%
Money movement
% of transactions
Branch
ATM
Digital
2019
2021
~90%

We improved customer satisfaction in digital channels by >10ppts since 2019, while achieving record high customer satisfaction in branches[1]

Note: Reflects Consumer Banking and Business Banking customer activity
1. Channel satisfaction measured by OSAT. Overall satisfaction ("OSAT") is measured on a scale of 1 to 10. Score calculated as share of "9" and "10" responses as a % of total responses. Digital channel includes Chase.com & Mobile App

15

JPMORGAN CHASE & CO.

CBB | Branch | Wealth

Our primary relationships are satisfied, loyal, and engaged

Consumer Banking

~80%

of Chase Consumer checking households partner with us as their primary bank[1]



These households:

Are satisfied	**>75%** would recommend Chase[3]
Are loyal	**~98%** retention rate[5]
Are engaged across products	**>50%** multi-product usage[6]

Business Banking

~70%

of Chase Business Banking clients choose us for their primary operating account[2]



These clients:

Are satisfied	**#1** in Customer Satisfaction in Small Business Banking in the Northeast and West Regions[4]
Are loyal	**~95%** retention rate[5]
Are engaged across products	**~80%** are also Consumer Bank customers

For footnoted information, refer to slide 75

16

JPMorgan Chase & Co.

17 We expect deposits to be flat to modestly higher for the remainder of 2022 Customer engagement Across customer segments and digital and human channels Share of wallet In particular with affluent and small business clients Household growth Faster than the industry, driven by share gains with younger and less affluent customers Tailor value propositions to meet distinct needs across customer segments Build new products and services to provide more value for Chase banking customers Enhance customer experiences to close capability gaps and eliminate friction across channels Extend distribution to cover more of the U.S. population Branch WealthCBB

We are pursuing strategies to be the bank for all, extend our presence, and grow wallet share

We have clear objectives…	…building from a position of strength…	…by addressing key opportunities
Consumer & Business Banking **Extend our leadership position**	■ **#1 Consumer & Business Bank** based on retail deposits[1] ■ **#1 Business Bank** based on primary relationships[2] ■ **>50% multi-product** among Consumer Bank primary relationships[3]	■ Increase share of **younger and low-to-moderate income segments** ■ Capture more **wallet share with affluent and small business** clients ■ Continue to deliver **new and improved customer experiences**
Branch Network Extend and optimize presence to cover ~85% of the U.S. population	■ **1st bank in all lower 48 states** with ~4,800 branches ■ **#1 in 8 of the top 50 markets** and top 3 in 23[1] ■ **Record high customer satisfaction** in branch channel[4]	■ **Optimize branch network** in mature markets ■ **Extend branch network** in high opportunity markets ■ **Tailor local execution** to serve client and community needs
Wealth Management **Serve more of our clients' investment needs**	■ **~4,700 advisors** across multiple channels ■ **>85% of new investors referred** by bankers[5] ■ **1 in 2 U.S. affluent households** are Chase clients[6]	■ **Grow advisor base** to serve more clients ■ **Strengthen self-directed investing** ■ Launch new **remote advice** channel and **omni-channel wealth planning** platform

For footnoted information, refer to slide 72

18

JPMorgan Chase & Co.

CBB | Branch | Wealth

Our branch network is a core strategic asset

Our branch network is a key driver of…

Consideration and acquisition across channels

Digital account production per 1k HHs[1]


6x
Out-of-footprint
Mature markets

- Chase branches **open the majority of new-to-Consumer Bank relationships**
- **Branch proximity** remains a key reason why customers choose a bank across channels

Providing exceptional customer service

Balance by customer channel engagement behavior[2]


Digitally-centric
Branch-centric
Multi-channel

- **>75% of our balances** are held by customers who regularly use our branches
- **Branch satisfaction** hit a record high in 2021[3]

Serving more customer needs

Productivity per banker


~20%
2017
2021

- **~25% of Chase branded cards** were opened in branches in 2021
- **Banker referrals to One Chase partners are up ~20%** year-over-year

For footnoted information, refer to slide 76

20

JPMorgan Chase & Co.

CBB | Branch | Wealth

Branches are increasingly serving as hubs for relationship development

Our bankers have transitioned to an outbound relationship model…

Time spent on proactive customer outreach


2x
2018
2021

- **Up to a 30% lift in balances** from analytics-driven lead optimization
- **~1.5mm Discover Needs** client sessions since September '21 launch

…enabling our integrated team of experts to identify and serve more client needs over time

Integrated branch teams serve client needs


Bankers

Wealth Management Advisors

Invest for the future

>85%

of first-time investors from banker referrals[1]

Business Relationship Managers

Start a business

>75%

of Business Banking clients started as Consumer Banking customers

Home Lending Advisors

Buy a home

~50%

of consumer mortgage originations from branches[2]

1. Represents first-time investors with full-service relationships through Chase Wealth Management
2. Represents mortgage originations from branch Home Lending Advisors

21

JPMorgan Chase & Co.

CBB | Branch | Wealth

We are evolving our branches and tailoring execution to meet the needs of local communities

Our updated branch formats foster deeper client engagement…

New Builds


Hello
Cherry Hill

Branch Refresh



Community Centers


Hello
Oakland
CHASE

…and we adapt our playbook locally; a key example is our community strategy

Roles

Adapt proven integrated team model to focus on building trust and financial health in underserved communities

~25	>150	>100
Senior Business Consultants	Community Home Lending Advisors	Community Managers

Branch Formats

Design Community Center Branches to facilitate community engagement and promote financial health

Community Centers

Harlem (NY)	Minneapolis	Chicago
Dallas	New Orleans	Crenshaw (LA)
Akron	Washington, DC	Detroit
Boston	Houston	Oakland
Tulsa[1]	Miami[1]	Philadelphia[1]
Baltimore[1]		Atlanta[1]

Community Engagement

Develop tailored local objectives and engagement methods to meet the distinct needs of underserved communities



>1,000

Businesses mentored[2]



>36,000

Financial health event attendees[2]



>$12mm

in home loan grants provided[2,3]

1. Represents Community Centers to be opened in 2022
2. Reflects FY21 and financial health event attendees includes 1Q22
3. Reflects grants issued to Black and Hispanic customers

22

JPMorgan Chase & Co.

>500 total new builds since 2017, including ~300 in new markets2 $20B incremental balances to date4 ~4 yr. expected new build break-even5 ~850 total consolidations since 20172 ~$400mm in run-rate expense savings +210bps deposit share gain since 20173 We have a proven, data-driven approach to optimize and extend our branch network coverage For footnoted information, refer to slide 77 23 Illustrative markets3: New York Los Angeles Chicago Branch share6 16% 17% 13% Deposit share change since 2017 23.8% 2.4 ppts 19.3% 4.5 ppts 24.1% 3.1 ppts Branch count change since 2017 (148) (36) (58) Illustrative markets3: DC Boston Philadelphia Branch share6 3% 2% 3% Incremental deposits since 20177 ($B) $2.1 $1.6 $1.4 Branches opened since 2017 41 31 44 opportunity markets We are optimizing our branch network to align with customer demand in mature markets1 Branch WealthCBB

We have established a growth engine in our branch network for the next decade and beyond 24 Average deposits per branch 2021 $116mm $199mm % growth in deposits since 2017 35% 52% % change in branch count since 2017 (9%) (7%) Branch network by age cohort1 ChaseIndustry 6% 12%6% 10% 88% 78% 5 - 10 years 0 - 5 years We hold ~70% higher average deposits per branch relative to the industry even as we have invested in opening new branches at a faster rate As our branches <10 years mature, they would add an incremental ~$140B in deposits2 10+ years For footnoted information, refer to slide 78 Average deposits per branch $65mm $126mm $229mm Branch WealthCBB

CBB | Branch | Wealth

Looking ahead, our goal is not to have the most branches — but to have the right branches, in more communities, serving the financial needs of our customers

Chase branch network coverage by state, 2017YE



WA
OR
ID
MT
WY
NV
UT
CO
CA
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
WV
VA
NC
SC
PA
NY
ME

Chase branch network coverage by state, 2021YE



WA
OR
ID
MT
WY
NV
UT
CO
CA
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
WV
VA
NC
SC
PA
NY
NJ
ME

Coverage within Chase footprint[1]

2017YE		2021YE
~5,150	Branches	~4,800
61%	U.S. population[1]	79%
68%	Small businesses[2]	83%
$4.4T	Addressable deposits[3]	$7.4T
~5,300	CBB households per branch	~6,600

Looking ahead:
>85% *U.S. population coverage while holding branch counts about flat*

↑25% *in households per branch*

For footnoted information, refer to slide 79

25

JPMorgan Chase & Co.

We are pursuing strategies to be the bank for all, extend our presence, and grow wallet share

We have clear objectives…	…building from a position of strength…	…by addressing key opportunities
Consumer & Business Banking **Extend our leadership position**	■ **#1 Consumer & Business Bank** based on retail deposits[1] ■ **#1 Business Bank** based on primary relationships[2] ■ **>50% multi-product** among Consumer Bank primary relationships[3]	■ Increase share of **younger and low-to-moderate income segments** ■ Capture more **wallet share with affluent and small business** clients ■ Continue to deliver **new and improved customer experiences**
Branch Network Extend and optimize presence to cover ~85% of the U.S. population	■ **1st bank in all lower 48 states** with ~4,800 branches ■ **#1 in 8 of the top 50 markets** and top 3 in 23[1] ■ **Record high customer satisfaction** in branch channel[4]	■ **Optimize branch network** in mature markets ■ **Extend branch network** in high opportunity markets ■ **Tailor local execution** to serve client and community needs
Wealth Management **Serve more of our clients' investment needs**	■ **~4,700 advisors** across multiple channels ■ **>85% of new investors referred** by bankers[5] ■ **1 in 2 U.S. affluent households** are Chase clients[6]	■ **Grow advisor base** to serve more clients ■ **Strengthen self-directed investing** ■ Launch new **remote advice** channel and **omni-channel wealth planning** platform

For footnoted information, refer to slide 72

26

JPMorgan Chase & Co.

CBB | Branch | Wealth

We have established a strong foundation to serve more of our clients' investment needs

Full-service

Includes Chase Wealth Management and J.P. Morgan Advisors

2.4mm
Accounts

$660B
Client Investment Assets

~4,700
Advisors

Opportunity

Chase affluent deposit clients have >$4T of investments[1] with other providers

Self-Directed

J.P. Morgan Self-Directed Investing, launched in 2018[2]

1.3mm
Accounts[3]

$58B
Client Investment Assets[3]

>16mm
Trades

Opportunity

Chase has ~60mm digitally active customers[4]

For footnoted information, refer to slide 80

27

JPMORGAN CHASE & CO.

There is tremendous value to operating our full-service offering within our branch ecosystem Relative to external hires, these advisors: Have lower attrition Higher employee satisfaction Are more diverse >85% of advisors from other branch roles 50% Advisor hiring ~5x total balances >2x revenue 70% lower deposit attrition 2.1 2.4 2019 2021 ~12% Full-Service client account growth3,4 (mm) 28 Client acquisition Relative to clients who invest elsewhere1, they have: of first-time investors from banker referrals2 Average balance per account: >$270k For footnoted information, refer to slide 81 Branch WealthCBB

CBB | Branch | Wealth

We will continue to add advisor capacity given the strength of our model

We plan to continue growing all advisor channels…

Advisor headcount[1]


~30%
~30%
~3,600
~4,700
~6,000
2017
2021
2025 Outlook

…through our unique branch-based talent and operating model

Advisor productivity

4 year expected advisor break-even[2]

~30 average new clients per advisor per year

>10ppts increase in client satisfaction since 2019[3]

>90% advisor retention[4] and >80% client asset retention[4] when advisors leave

There is potential for an incremental ~$130B in asset upside for the advisors we have added since 2017[5]

For footnoted information, refer to slide 82

29

JPMorgan Chase & Co.

CBB | Branch | Wealth

Chase customers are extending high digital engagement into Self-Directed Investing

Chase digital channels are a key driver of client acquisition…

Client acquisition


>90%

% of Self-Directed Investing clients
who had a prior relationship with Chase[2]

Relative to clients who invest elsewhere[1], they have:

- 50% higher revenue
- 35% lower deposit attrition
- ~90% more digital log-ins

…as clients see value in managing their banking and investing needs in one place

Self-Directed Investing client account growth[3,4] (mm)

Average balance per account: ~$50k


>50%
0.8
1.3
2019
2021

Looking ahead, we will enhance the self-directed experience to drive further adoption

For footnoted information, refer to slide 83

30

JPMorgan Chase & Co.

We are launching a remote advice channel for mass-affluent clients looking for low-cost advice To be launched in 2022 J.P. Morgan Personal Advisors 31 Mass-affluent investors looking for low-cost advice Accessible to all clients regardless of whether they are out-of-branch footprint Design target: Access to fiduciary advisors 1:1 video and phone-based advice Full suite of goals-based planning, budgeting and analytics tools Managed portfolios with a variety of investment strategies Human-led, digitally-enabled: Looking ahead, we will scale this channel to capture our fair share of a growing remote advice segment This channel will help us serve clients who engage digitally through a flexible and affordable platform Branch WealthCBB

Our new omni-channel wealth planning platform will be a collaborative tool for clients and advisors 32 Advisor / client video collaboration tool 3 Aggregated view of finances across all accounts, regardless of institution Contextual, personalized insights and real-time updates Goals-based planning experience with option to work with an advisor Goal simulator to explore changes and run future scenarios Real-time integration with advisor desktop Foundation for remote advice with embedded video meetings and scheduling Consolidated view of finances 1 Personalized goals and planning 2 Wealth Plan will help clients manage their end-to-end finances online or with an advisor Branch WealthCBB To be launched in 2022 Wealth Plan by J.P. Morgan

CBB | Branch | Wealth

Looking ahead, we are creating a wealth franchise to best serve clients across all channels

Our target state enables us to serve our clients with the solutions across channels that best fit their needs…

Full-service	Remote advice *(new in 2022)*	Self-Directed Investing
~6,000 Advisors *2025 Outlook*	Access to low-cost advice	Upgraded experience
Omni-channel lead engine	Goals-based plans & managed portfolios	New features and capabilities

Wealth Plan *(new in 2022)*

Consolidated view of finances	Personalized goals and planning	Advisor / client collaboration tool

…enabling us to capture more of our clients' investment wallet

Client Investment Assets


$338B
~$300B
$380B
$718B
~$1T
2017
2021
2025 Outlook[1]

By deepening with…

Chase **affluent deposit clients who have >$4T** with other providers[2]

Digitally active Chase customers across the wealth continuum

1. Outlook is dependent on market conditions
2. Investment estimates for Chase households are based on aggregated and de-identified information in WealthComplete supplied by Equifax Inc

33

JPMORGAN CHASE & CO.

Agenda Page 1 CCB Overview 1 2 Consumer & Business Banking and Wealth Management 10 3 Consumer Payments, Lending, and Commerce 34 4 Closing Remarks 66 5 Notes 68

We're pursuing strategies to lead and innovate in payments, lending, and commerce

We have clear objectives…	…building from a position of strength…	…by addressing key opportunities
Payments Experiences that work everywhere, every time	■ **Leading Payments franchise** with >$5T in volume *(+31%)*[1,2] ■ **>26B** payment transactions annually *(+15%)*[1,2] ■ **65mm** payments active customers[1,3]; >24mm doing ≥1 transactions a day[1,4]	■ Maintain **leading payments franchise** and **grow share in every venue** while driving sustainable innovation
Unsecured Lending Full range of solutions to meet evolving customer needs	■ **#1 Credit Card issuer** by sales volume and outstanding balances[5] ■ **#1** spend-based top of wallet share[6] ■ Partner agreements covering **93% of co-brand sales** extend to at least 2027[7]	■ Capture **20% share of outstandings** over the long term by delivering best-in-class value propositions and scaling pay-over-time solutions
Secured Lending Digital-first, resilient Home Lending and Auto finance businesses	■ **Top 3** in Auto finance and Home Lending owned servicing in 2021[8] ■ **+55%** Mortgage originations growth, **+28%** Auto originations growth vs. 2019 ■ **>70%** of Home Lending applications start digitally *(vs. ~15% in 2019)*	■ Generate **15%+/- ROE** through-the-cycle in Home Lending through strategies in lead generation, sales optimization and fulfillment automation
Commerce Consumer and merchant value through our two-sided platform	■ **>$10B** of spend through our proprietary Commerce platforms in 2021[9] ■ **>$12B** of future purchasing power through Ultimate Rewards in 2021[10] ■ **>$13B** of spend at strategic benefit partners in 2021[11]	■ Drive **>$30B in volume in 2025** through our Commerce platforms, with ~$15B in volume through our travel platform

For footnoted information, refer to slide 84

34

JPMorgan Chase & Co.

Payments | Unsecured Lending | Secured Lending | Commerce

Winning in payments is our strategic imperative – we are focused on a core set of priorities

Scale all methods of payment	Deliver secure, seamless customer experiences across all venues	Modernize our core infrastructure
31% Growth in our >$5T of total payments volume[1,2]	**70%** Of e-commerce spend is embedded in wallets or Card on File[5]	**>80%** Of payment transactions migrated to modern infrastructure by end of 2Q22[7]
>24mm Customers transact with us at least once a day on average[1,3]	**~75%** Of payment transactions occurred digitally[1]	**~20%** Faster cycle time to production for capabilities on modern infrastructure[8]
≥5ppts Higher sales growth in Card Present and Card Not Present spend vs. industry[4]	**>100%** Growth of Zelle transaction volumes[1,6]	**(>$100mm)** Reduction in fraud net operating losses since 2019[9]

Highly engaged payments customers have 3.6x more mobile sign-ons and ~5pts higher average NPS[3,10]

For footnoted information, refer to slide 85

35

JPMorgan Chase & Co.

Working to enable customer flexibility to pay with any wallet and in any venue Proliferation of Wallets Opportunities Actions we are taking Enhancing risk and fraud capabilities at the bank and customer- level to support innovation while ensuring safety and soundness Alternative Methods of Payment Payments Unsecured Lending Secured Lending Commerce Our principles Empower customer choice across methods of payment and meet customers where they are Be data-led to serve customer needs and deliver elevated experiences Support sustainable innovation of payment methods to protect customers and the ecosystem 36 % of Total Spend Digital wallets1: ~4% BNPL2: <0.5% We have not seen cannibalization in our core business Key data points 1. Reflects Chase credit, and debit spend with third-party digital wallets as a percentage of total credit and debit spend as of 1Q22 2. Reflects Chase ACH, credit, and debit spend with Buy Now Pay Later providers as a percentage of total credit and debit spend as of 1Q22

We're pursuing strategies to lead and innovate in payments, lending, and commerce

We have clear objectives…	…building from a position of strength…	…by addressing key opportunities
Payments Experiences that work everywhere, every time	■ **Leading Payments franchise** with >$5T in volume *(+31%)*[1,2] ■ **>26B** payment transactions annually *(+15%)*[1,2] ■ **65mm** payments active customers[1,3] – 24mm doing ≥1 transactions per day[1,4]	■ Maintain **leading payments franchise** and **grow share in every venue** while driving sustainable innovation
Unsecured Lending Full range of solutions to meet evolving customer needs	■ **#1 Credit Card issuer** by sales volume and outstanding balances[5] ■ **#1** spend-based top of wallet share[6] ■ Partner agreements covering **93% of co-brand sales** extend to at least 2027[7]	■ Capture **20% share of outstandings** over the long term by delivering best-in-class value propositions and scaling pay-over-time solutions
Secured Lending Digital-first, resilient Home Lending and Auto finance businesses	■ **Top 3** in Auto finance and Home Lending owned servicing in 2021[8] ■ **+55%** Mortgage originations growth, **+28%** Auto originations growth vs. 2019 ■ **>70%** of Home Lending applications start digitally *(vs. ~15% in 2019)*	■ Generate **15%+/- ROE** through-the-cycle in Home Lending through strategies in lead generation, sales optimization and fulfillment automation
Commerce Consumer and merchant value through our two-sided platform	■ **>$10B** of spend through our proprietary Commerce platforms in 2021[9] ■ **>$12B** of future purchasing power through Ultimate Rewards in 2021[10] ■ **>$13B** of spend at strategic benefit partners in 2021[11]	■ Drive **>$30B in volume in 2025** through our Commerce platforms, with ~$15B in volume through our travel platform

For footnoted information, refer to slide 84

37

JPMorgan Chase & Co.

Our Card franchise continues to be the industry leader in sales and outstanding balances Payments Unsecured Lending Secured Lending Commerce 38 38 43 47 2017 2019 2021 13.3 16.4 14.8 2017 2019 2021 140 156 140 2017 2019 2021 622 763 893 2017 2019 2021 We continued to scale active accounts and sales while mitigating impacts of industry headwinds on outstandings and net revenue Active Accounts (mm)3 Average Outstandings ($B)Sales Volume ($B) Revenue ($B) Continued growth in 1Q22 (+11% YoY) Further accelerating in 1Q22 (+29% YoY) Rebounding since 2H21 (+11% YoY in 1Q22) We maintained our position of strength #1 in credit card sales volume1 #1 in credit card outstandings1 #1 spend-based top of wallet share (8ppts higher vs. industry)2 23% 44% Flat 11% 98% customer retention in 2021 while seeing NPS of 58 9.2 11.5 12.1 2017 2019 2021 Risk Adjusted Revenue ($B)4 31% Down vs. 2019 on elevated payment rates 4.1 4.8 2.7 2017 2019 2021 Net Charge-offs ($B) 20% 31% 35% 2017 2019 2021 ROE ex. LLR 16ppts(34%) 4.2 5.9 6.4 2017 2019 2021 Pretax income ex. LLR ($B) 50% +10% YoY in 1Q222.95% 3.10% 1.94%NCO Rate: For footnoted information, refer to slide 86

We are making critical investments to refresh existing and launch new Card products Opportunity: High-growth opportunity to better serve needs with new products Payments Unsecured Lending Secured Lending Select branded product launches For footnoted information, refer to slide 87 Commerce Launching in 2022 Opportunity: Scaling flexible lending solutions through our pay-over-time product suite 39 Small Business Card Lending Innovation In the long term, we will grow from ~17%1 share of outstandings to 20% Branded Cards: 5 products launched or refreshed since 2019 Co-branded Cards: Signed new partners and re-signed partner agreements covering 93% of sales extending to at least 20273 Product Launches & Renewals New partnerships Industry-leading Scale 22.4% Overall card sales market share in 20211 16.7% Small Business card sales market share2

Payments | **Unsecured Lending** | Secured Lending | Commerce

Our product development engine is also scaling our pay-over-time solutions

Proven track record for scaling digital products

- Our platform enables us to **scale solutions rapidly** with our 66mm households…

Product	Year 1 Users	CAGR	'21 Users
Credit Journey[1] *Launched 2016*	~3mm	57%	>21mm
Zelle[2] *Launched 2017*	~12mm	19%	>23mm
Chase MyHome[3] *Launched 2019*	~0.4mm	216%	>4mm
Finance & Drive[4] *Launched 2020*	~3mm	56%	>4mm

Uniquely positioned to scale pay-over-time solutions

- We've seen **promising results** since launching installment lending capabilities:

>5mm Installment Lending Customers[5]

+88% Increase in average Installment Lending Outstandings in 1Q22 vs. 1Q21[5]

- Our data tells us a **small but growing portion of customers** are using pay-over-time solutions[6] – but:
  - **Prefer their bank** to provide BNPL solutions[7]
  - **>40%** use multiple providers
  - Are more likely to **adopt My Chase Plan**
  - Have **not changed card revolve** behaviors

For footnoted information, refer to slide 88

40

JPMorgan Chase & Co.

We are expanding our installment lending distribution and capabilities Scaling Chase Installments and enhancing card-based solutions Expanding card-based installments to POS starting with strategic co-brand partners next year Launching Chase Pay in 4 for eligible Consumer Banking customers anywhere they can use their debit card1 Enabling our lending solutions to work seamlessly across all methods of payment 1 2 3 4 Payments Unsecured Lending Secured Lending Commerce 41 Go-forward Approach: 1. Chase Pay in 4 is a post-transaction installment solution that will be available for eligible debit card transactions Join the waitlist to learn more

Our value propositions continue to attract the next generation of card members Payments Unsecured Lending Secured Lending Commerce 42 Younger generations represent a growing share of acquisitions 44% 64% 2015 2021 +20 ppts Millennial & Gen Z: % of Branded Card New Accounts 45% 49% 53% 55% 57% 54% 56% 63% 65% 67% 68% 70% 67% 68% 78% 79% 79% 80% 80% 78% 79% 2015 2016 2017 2018 2019 2020 2021 Millennial & Gen Z Gen X Baby Boomer & Silent Gen Millennial and Gen Z customers now represent ~30% of our total credit card base Generation Bands: Credit Card Spend as % of Total Card Spend1 Temporary mix shift to debit during the pandemic fully rebounded in 2H21 Are Millennials & Gen Z averse to credit? No Millennial and Gen Z customers now represent ~45% of our total branded card base 1. Reflects total Chase branded and co-branded credit card spend over total credit card and debit card spend

Our marketing engine fuels our distribution and scale across CCB CCB Gross Cash Marketing Spend by LOB ($B)1 Card Gross Cash Marketing Spend by Category ($B) 16% Active Accounts For 2022 Outlook vs. 2019: 12% Cost per Account 33% Sales Volume 20% Annual Fee Rev. Card Key Drivers and Performance Metrics Payments Unsecured Lending Secured Lending Commerce 43 $4.5 $3.2 $5.2 $5.7 $0.8 $0.7 $0.6 $0.7 $0.2 $0.2 $0.3 $0.5 2019 2020 2021 2022 Outlook Other LOBs, Brand, and Admin Consumer & Business Bank Card $2.7 $1.8 $3.6 $3.7 $1.3 $1.1 $1.4 $1.7 $0.4 $0.3 $0.2 $0.3 2019 2020 2021 2022 Outlook Ad, Media, Sponsorship & OpEx Product Benefits (inc. Co-Brand) Acquisition, Distribution & Activation $5.5 $4.1 $6.2 ~$6.9 $4.5 $3.2 $5.2 ~$5.7 27% (11%) 144% 26% Growth rates reflect 2022 Outlook v. 2019 37% 26% (39%) 27% Acquisition and Distribution Pays back in 3 years Product Benefits >30% Revenue4 >1.5x Lifetime Value5 98% Retention Growth rates reflect 2022 Outlook v. 2019 26% Acquisition Exp.3 14% New Accounts 26% Product Benefits Exp. Contra- revenue expected to be flat into 2023 2 For footnoted information, refer to slide 89

Payments | **Unsecured Lending** | Secured Lending | Commerce

Structural improvements in card marketing productivity allow us to scale investment as market opportunities present

Key marketing productivity drivers

- Our channels are getting **more productive**

9 ppts Increase in share of branded card acquisitions through Chase-owned channels in '21 vs. '19 (***+500k accounts***)

- Our targeting capabilities are **more efficient**

7 ppts Increase in accounts originated from a pre-screened offer in '21 vs. '19 (***+600k accounts***)

- Our decision engine is getting **more precise**

74 bps Increase in revolving yield aided by risk-based pricing and line strategies in '21 vs. '19[1]

Offers in market have driven acquisition share gain

Overall Acquisitions Share[2]


~40 bps
2H19
2H21

Super Prime Acquisitions Share[2]


~180 bps
2H19
2H21

1. Total Net Interest Margin divided by interest bearing outstandings
2. Source: Experian; reflects growth in share of industry new account originations

44

Payments | **Unsecured Lending** | Secured Lending | Commerce

From 2012 to 2021, Card has delivered tremendous growth and value

Pretax Income ex. LLR


$3.6B
+74%
6% CAGR
$6.4B

	2012	2021
ROE ex. LLR	*19%*	*35%*

Secular and cyclical headwinds

Competitive dynamics: increased pressure on cost per new account and rewards

Pandemic impact on revolving balance growth (*risk adjusted revenue est. to be ~$1B lower*[1])

More customers, greater engagement

↑ $490B / >2x

Higher customer spending leading to ~200bps in market share gains

↑ 57%

Growth in active accounts[2]

Improved yield and operating leverage

↑ 3.6ppts

Improved net interest yield on revolving balances

↓ 35%

Reduction in operating expense per account[3]

For footnoted information, refer to slide 90

45

JPMorgan Chase & Co.

Looking ahead, expect continued product innovation, growth, and strong returns 46 Looking forward Continuing to drive new accounts through owned channels Filling product gaps to better serve all customer segments including small business Scale Opportunities Actions we are taking Uplifting digital capabilities to improve the customer experience Delivering simple, premium shopping and travel experiences Engage Capturing greater share of customer lend wallets Launching flexible lending solutions across new venues, customer segments, and methods of payment Convert Payments Unsecured Lending Secured Lending Commerce ROE ex. LLR 25%+

We're pursuing strategies to lead and innovate in payments, lending, and commerce

We have clear objectives…	…building from a position of strength…	…by addressing key opportunities
Payments Experiences that work everywhere, every time	■ **Leading Payments franchise** with >$5T in volume *(+31%)*[1,2] ■ **>26B** payment transactions annually *(+15%)*[1,2] ■ **65mm** payments active customers[1,3] – 24mm doing ≥1 transactions per day[1,4]	■ Maintain **leading payments franchise** and **grow share in every venue** while driving sustainable innovation
Unsecured Lending Full range of solutions to meet evolving customer needs	■ **#1 Credit Card issuer** by sales volume and outstanding balances[5] ■ **#1** spend-based top of wallet share[6] ■ Partner agreements covering **93% of co-brand sales** extend to at least 2027[7]	■ Capture **20% share of outstandings** over the long term by delivering best-in-class value propositions and scaling pay-over-time solutions
Secured Lending Digital-first, resilient Home Lending and Auto finance businesses	■ **Top 3** in Auto finance and Home Lending owned servicing in 2021[8] ■ **+55%** Mortgage originations growth, **+28%** Auto originations growth vs. 2019 ■ **>70%** of Home Lending applications start digitally *(vs. ~15% in 2019)*	■ Generate **15%+/- ROE** through-the-cycle in Home Lending through strategies in lead generation, sales optimization and fulfillment automation
Commerce Consumer and merchant value through our two-sided platform	■ **>$10B** of spend through our proprietary Commerce platforms in 2021[9] ■ **>$12B** of future purchasing power through Ultimate Rewards in 2021[10] ■ **>$13B** of spend at strategic benefit partners in 2021[11]	■ Drive **>$30B in volume in 2025** through our Commerce platforms, with ~$15B in volume through our travel platform

For footnoted information, refer to slide 84

47

JPMORGAN CHASE & CO.

We delivered a higher-quality, lower-volatility Home Lending business Payments Unsecured Lending Secured Lending Commerce For footnoted information, refer to slide 91 48 0.03% (0.17%) 2017 2021 Net charge-off / (recovery) rate6 Avg. portfolio FICO: 765; avg. portfolio CLTV: 50%7 We optimized the balance sheet while maintaining pristine credit quality Real Estate Portfolio (REP) and risk-weighted assets (RWA)4 REP balances Standardized RWA Advanced RWA 2017 2021 ~$50B in loans sales and securitizations executed since 20175 (30%) (35%) (65%) 2017 2021 Government / subprime mix of serviced units #2 in owned servicing share3 We de-risked the book and improved our servicing efficiency Servicing cost per unit 2017 2021 New to 60+DPD1 0.32% 0.16% (12ppts) (9%) >3x improvement in 30+ delinquency rate vs. industry2

Home Lending saw strong performance over the last two years Payments Unsecured Lending Secured Lending Commerce $105 $114 $163 $51 $73 $92 $54 $41 $71 2019 2020 2021 Consumer Correspondent Origination volume ($B) Record originations customer satisfaction in 1Q22 14% 21% 23% 2019 2020 2021 1. Excludes changes for allowances in credit losses; 2019 ROE has been adjusted to reflect full impact of loan sales executed in 2019 of which partial impact was reported in Chief Investment Office Delivered highest Home Lending ROE in 10+ years Home Lending ROE1 +55% +7ppts +2ppts 49

Payments | Unsecured Lending | Secured Lending | Commerce

Home Lending is a relationship business that drives benefits across Chase

Driving recapture with core households

~2x

Higher mortgage recapture rate for deposit vs. non-deposit customers[1]

Protecting existing deposit relationships

~25%

Net higher deposit & investment growth when affluent customers get a mortgage with Chase vs. bank competitors[2]

Attracting new deposits and investments

~$9B

Annual net-new deposits and investments driven by new Home Lending relationships[3]

For footnoted information, refer to slide 92

50

JPMorgan Chase & Co.

We are operating in a rapidly changing macro environment Payments Unsecured Lending Secured Lending Commerce Home prices have continued to rise amidst inventory shortage 2017 2018 2019 2020 2021 2022 HPI Inventory Home price index (HPI)3 and housing inventory4 1.2mm 0.4mm Record high HPI Mortgage rates are rapidly increasing, now at their highest in over a decade 2% 3% 4% 5% 6% 7% 8% 2002 2006 2010 2014 2018 2022 30-year fixed primary mortgage rate1 Highest rates in over a decade $4.4T ~$2T+ $1.8T $2.6T 2021 2022 Estimate Refinance Purchase The originations market is forecasted to contract and shift towards Purchase Mortgage origination market2 +/- Flat 51 For footnoted information, refer to slide 93

We are building a unified ecosystem to drive engagement and streamline the mortgage process Payments Unsecured Lending Secured Lending Commerce Manage Servicing and advice platform to help customers manage homeownership Streamlined mortgage process from application through closing Personalized insights and homebuyer shopping tools Chase MyHome Search for properties that fit your criteria (launched 4Q20) Explore personalized offers and access loan products and pricing (4Q20) Determine estimated buying power with an affordability calculator (1Q22) Start an application (2Q19) and submit documents digitally (3Q18) Track your progress from application to closing (3Q18) Use tools like Digital Income Verification to simplify fulfillment process (2Q19) Simplify and shorten the closing process using hybrid e-closing (3Q22) Access personalized insights on your current home and mortgage (4Q20) View real estate trends in your neighborhood (4Q20) Estimate your mortgage payments with an amortization calculator (2Q22) Explore Buy Manage 52 Chase MyHome was recently named "Best Use of IT in Lending" at the Fintech Futures Annual Banking Tech Awards

Payments | Unsecured Lending | Secured Lending | Commerce

Results to-date are encouraging as we are seeing rapid digital adoption

Most customers start apps digitally…

% of applications that start digitally


~15%
~50%
~70%
2019
2020
2021

…with a growing share highly engaged…

% of loans using digital fulfillment capability[1]


Engaged
Engaged w/ multiple capabilities
~75%
~20%
~90%
~30%
~90%
~40%
2019
2020
2021

…leading to better customer outcomes

>10 days shorter

cycle time for Purchase loans engaged with multiple digital fulfillment capabilities[2]

We are scaling the MyHome platform…

Monthly Chase MyHome Explore & Manage unique visitors


Repeat visitors
First time visitors
>10x
~70k
~180k
~900k
Dec. 2019
Dec. 2020
Mar. 2022

…which represents a growing share of loans…

% of all funded loans with Chase MyHome Explore engagement


1%
7%
18%
26%
30%
1Q21
2Q21
3Q21
4Q21
1Q22

…and exhibits higher conversion rates

>5ppts

higher pull-through rate for customers who engaged with Chase MyHome shopping experience[2,3]

For footnoted information, refer to slide 94

53

JPMorgan Chase & Co.

Payments | Unsecured Lending | Secured Lending | Commerce

Looking ahead, we are improving productivity and efficiency across the value chain

Opportunities	Actions we are taking	Progress so far
Lead Generation	✓ Enhancing and scaling our **digital ecosystem** to drive engagement with prospects and existing customers ✓ Deploy **marketing** while leveraging **Chase brand and owned assets**	**~12ppts** increase in recapture rate from 2019 to 2021 exit[1]
Sales Optimization	✓ Combining **advanced modeling / AI capabilities** with **at-scale data** to improve lead routing, prioritization, and contact strategy ✓ Driving **salesforce effectiveness** by focusing on high propensity leads	**>3x** more effective at identifying high propensity leads using new model[2]
Fulfillment Automation	✓ Shifting more loan volume to **streamlined, automated workflows** to reduce cycle times, lower costs, and improve quality ✓ Creating business scalability by leveraging **digital capabilities**	**Up to 50%** shorter underwriting times for loans processed using streamlined workflows[3]

Expect ROE of 15%+/- through-the-cycle

For footnoted information, refer to slide 95

54

JPMORGAN CHASE & CO.

33.3 34.0 43.6 2017 2019 2021 We have a leading Auto finance business focused on through-the-cycle risk-adjusted returns Payments Unsecured Lending Secured Lending Commerce We began facing macro headwinds in 2H 2021We were the #3 Auto finance lender in 20211 0.8 1.0 1.8 2017 2019 2021 83.4 84.3 86.2 2017 2019 2021 0.33 0.21 0.03 2017 2019 2021 Net Charge-offs ($B) 31% 3% (89%) 55 0 50 100 150 200 250 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 Dec-19 Dec-20 Dec-21 Jan-22 Feb-22 Mar-22 New-Vehicle Industry Stock (# mm) Manheim 4.6 6.2 6.0 2017 2019 2021 Pretax income ex. LLR ($B) Loan & Leased Assets EOP ($B) Loan & Lease Originations ($B) Revenue ($B) 123% 31% NCO Rate: 0.51% 0.33% 0.05% 11% 13% 23% 2017 2019 2021 ROE ex. LLR 12ppts 10 11 12 13 14 15 16 17 18 0 10 20 30 40 50 60 70 80 2017 2018 2019 2020 2021 1Q'22 Days Supply SAAR 2 3 For footnoted information, refer to slide 96

Looking ahead, we are focused on growth and diversification Payments Unsecured Lending Secured Lending Commerce Opportunities Scaling Finance & Drive an integrated shopping and financing journey; ~500k Chase customers engaged with the platform up 30% YoY Be the #1 car buying platform for Chase customers Increase production in our retail channel Driving adoption of Digital Dealer self-service tools which has improved from 4% to 16%; conversion rates when these are used have improved by ~20ppts1 Strengthen OEM2 partnerships across both Electric Vehicle and traditional OEMs Renewing longstanding private label captive financing relationships, including Subaru in 2020 1. Conversion rate measures the percentage of approved loans that are funded 2. Original Equipment Manufacturers Actions we are taking 56

Payments Unsecured Lending Secured Lending Commerce 57 For footnoted information, refer to slide 97 Issuer 30+ DQs 1Q22 as % 1Q20 Net Credit Losses 1Q22 as % 1Q20 Peer 1 73% 100% Peer 2 73% 44% Peer 3 63% 40% Chase Retail 56% 43% Issuer Sub-Prime Mix 1Q20 30+ DQs 1Q22 as % 1Q20 Net Credit Losses 1Q22 as % 1Q20 Peer 1 35.0% 63% 45% Peer 2 32.3% 61% 49% Peer 3 27.0% 66% 51% Peer 4 24.7% 57% 42% Peer 5 20.6% 68% 50% Peer 6 18.4% 61% 47% Chase 17.7% 56% 42% Peer 7 N/D 47% 31% Average Industry FHA 30+ delinquency rate 6.2% in 2019 2.7% in 2021 3.6% in 2022 YTD Home Lending2 Chase 30+ Day Delinquency Rates as % of Industry 4Q19 4Q21 Card5 69% 64% Auto3 36% 24% Home Lending1,6 67% 54% 2012 2019 2021 Card % of portfolio <660 credit score 16% 16% 12% % of portfolio making minimum monthly payments 33% 24% 19% Auto % of portfolio <660 credit score3 22% 18% 13% Home Lending Owned-portfolio avg. FICO4 692 762 765 Owned-portfolio avg. CLTV4 79% 56% 50% Industry Risk Performance Metrics Chase Key Portfolio Indicators structurally de-risked our businesses Auto1 Card1

Payments | Unsecured Lending | Secured Lending | Commerce

We expect credit normalization to take time

Credit Risk Outlook

- Consumer balance sheets are strong, with **high levels of liquidity and record low debt to income ratios**
- Leading credit indicators – notably early delinquency roll-rates – **remain low**
  - Card entry to delinquency rates reached a low point in 2Q21 – yet to inflect
  - Auto charge-off rates were lowest in 2Q21 – increasing but still below historical levels
- Structurally, we **do not expect** that there has been a long-term change in consumer credit behaviors
- Given the above, we continue to **expect normalization to take time**

Net Charge-off Guidance

NCO rate (%)	2019	2020	2021	2022 Outlook
Card	3.10%	2.93%	1.94%	<2.0%
Auto	0.33%	0.20%	0.05%	~0.2%
Home Lending	(0.05%)	(0.09%)	(0.17%)	~(0.09%)
Business Banking[1]	0.58%	0.57%	0.53%	~0.5%

1. Excludes Paycheck Protection Program loans

58

JPMORGAN CHASE & CO.

Stylized stress scenario analysis for Card Payments Unsecured Lending Secured Lending Commerce 59 Primary driver of stress scenario is unemployment rate (UER) both peak UER rate and recovery path Average outstandings remain constant at $150B in each scenario assumes no growth for simplicity Table on the right shows annualized average losses (%) over the two-year period 1Q23 4Q24; cumulative losses ($) over same period 8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Unemployment Rate Baseline Moderate recession - slower recovery Moderate recession - faster recovery Key assumptions not an outlook 3.3% Note: Federal Reserve's 2021 DFAST Results and Methodology Disclosure remains instructive data point for more severe recession Note: does not reflect outlook 2 Year Net Credit Losses (2023-2024) Annualized Avg. (%) Cumulative ($) Baseline scenario ~3.0% ~$9B Moderate recession ~4.6% 5.0% ~$14B $15B Incremental +160bps 200bps +$5B $6B A B A B

We're pursuing strategies to lead and innovate in payments, lending, and commerce

We have clear objectives…	…building from a position of strength…	…by addressing key opportunities
Payments Experiences that work everywhere, every time	■ **Leading Payments franchise** with >$5T in volume *(+31%)*[1,2] ■ **>26B** payment transactions annually *(+15%)*[1,2] ■ **65mm** payments active customers[1,3] – 24mm doing ≥1 transactions per day[1,4]	■ Maintain **leading payments franchise** and **grow share in every venue** while driving sustainable innovation
Unsecured Lending Full range of solutions to meet evolving customer needs	■ **#1 Credit Card issuer** by sales volume and outstanding balances[5] ■ **#1** spend-based top of wallet share[6] ■ Partner agreements covering **93% of co-brand sales** extend to at least 2027[7]	■ Capture **20% share of outstandings** over the long term by delivering best-in-class value propositions and scaling pay-over-time solutions
Secured Lending Digital-first, resilient Home Lending and Auto finance businesses	■ **Top 3** in Auto finance and Home Lending owned servicing in 2021[8] ■ **+55%** Mortgage originations growth, **+28%** Auto originations growth vs. 2019 ■ **>70%** of Home Lending applications start digitally *(vs. ~15% in 2019)*	■ Generate **15%+/- ROE** through-the-cycle in Home Lending through strategies in lead generation, sales optimization and fulfillment automation
Commerce Consumer and merchant value through our two-sided platform	■ **>$10B** of spend through our proprietary Commerce platforms in 2021[9] ■ **>$12B** of future purchasing power through Ultimate Rewards in 2021[10] ■ **>$13B** of spend at strategic benefit partners in 2021[11]	■ Drive **>$30B in volume in 2025** through our Commerce platforms, with ~$15B in volume through our travel platform

For footnoted information, refer to slide 84

60

JPMorgan Chase & Co.

We are poised to capture incremental opportunities in Commerce Payments Unsecured Lending Secured Lending Commerce Optimize existing assets to create compelling end-to-end customer experiences at scale Increase daily engagement with customers Drive differentiated value for merchants through the power of our assets Research & Discovery Consideration Pay & Borrow Manage & Service Customer Journey End-to-End Commerce Experiences Our Core Capabilities Travel & Dining Shopping Home & Auto Payments Lending Loan Servicing Concierge Rewards POS / Booking Engine Offers Content Top of funnel engagement for core financial relationships Services revenue generated through capital-light businesses Better economics driven by competing on experience vs. price / rewards Principles: Outcomes: 61

Payments | Unsecured Lending | Secured Lending | Commerce

Our two-sided Commerce platforms deliver significant value for customers and merchants at scale

In 2021, our platforms were already driving value at scale

Commerce Platforms

>$10B

of spend through our proprietary Commerce platforms[1]

>$5B of spend at Chase Offers merchants (*+37% since '19*) and **~$5B** of Chase Travel sales (*+26% CAGR pre-pandemic*)[2]

Purchasing Power

>$12B

of future purchasing power through Ultimate Rewards (*+42% since '19*)[3]

ULTIMATE REWARDS®

Embedded Benefits Spend

>$13B

of spend at strategic benefit partners[4] – driving incremental share shift with partners

DOORDASH, lyft, instacart, PELOTON, gopuff, classpass

"JPMorgan Chase has been a great partner, with Lyft riders getting compounding value from our integration with Chase credit cards. I'm grateful for our partnership and inspired by the work we do together."

– Logan Green, co-founder and CEO, Lyft

"Chase has been by our side through critical moments, including our IPO in 2020. Our partnership has allowed new consumers to experience DashPass, a valuable benefit for Chase card holders. I am thrilled we can continue to delight our mutual customers for many years to come."

– Tony Xu, co-founder and CEO, DoorDash

For footnoted information, refer to slide 98

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JPMORGAN CHASE & CO.

Payments | Unsecured Lending | Secured Lending | **Commerce**

With our recent acquisitions, we are becoming a household name in premium leisure travel

1 in 2	9	1 in 4	6.6mm	2.4mm	9
Affluent households have a Chase relationship	*Travel co-brand Card partners*	*Dollars spent on leisure travel are spent through Chase Cards*	*Travel Transactions through Chase Travel*[1]	*Unique customers purchase travel annually on Chase*[1]	*Sapphire Lounge locations awarded*

CHASE

Chase Travel

cxLoyalty

- Modern & scalable technology platform
- 1,200+ technologists
- Contextually relevant messaging
- Preferential hotel recommendations
- Dynamic distribution capabilities

FROSCH®

- Top 10 leisure travel provider[2]
- Leading luxury leisure and small business travel agency
- 1,500+ tenured agents
- Strong customer retention
- Industry-leading servicing excellence

For footnoted information, refer to slide 99

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JPMorgan Chase & Co.

Payments | Unsecured Lending | Secured Lending | **Commerce**

We estimate we are a top 5 consumer travel provider[1] and will continue to grow

Chase Travel Sales Volume ($B):


>3B
~8B
~10B
~15B
2019
2022 Outlook[2]
2023 Outlook[2]
2025 Outlook[2]

Value of recent acquisitions:

- ✓ **Cash flow positive today**[3]
- ✓ **6-year payback period** with increased operating leverage as we scale
- ✓ **Strong margins on sales volumes** driven by air and hotel booking commissions (industry margins of ~10%, mix dependent)
- ✓ Profitable growth enabled by **owned marketing channels** and **capturing greater share** of existing customers' travel wallets

Marketplace connecting suppliers and our premium leisure customers

Expand our reach, shifting from being a redemption travel site to a full-service travel agency – and expand beyond Card

Key focus area:

- Emerging affluent
- High net-worth
- Small business

Deliver distinctive content, creating great programs for premium travelers that also deepen relationships with co-brand partners

Key focus area:

- Luxury Hotel & Resort Collection (LHRC)
- Concierge services
- The Infatuation

Create differentiated experiences on technology with world-class service

Key focus area:

- Ultimate Rewards migration to cxLoyalty
- ChaseTravel.com
- Best-in-class servicing

For footnoted information, refer to slide 100

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JPMORGAN CHASE & CO.

Payments | Unsecured Lending | Secured Lending | **Commerce**

Looking ahead, we are expanding into new Commerce verticals leveraging a consistent playbook

Opportunities	Actions we are taking	Key Data Points
Expand Our Reach	✓ Broadening our customer experiences to **new segments beyond credit card portfolios**, including small businesses, banking customers, and prospects over time	***66mm households including 5mm small business clients***
Deliver Distinctive Content	✓ Creating engaging recommendations and marketing that **drive customers into our channels** for Commerce verticals like travel, dining, and shopping	***~4mm unique users on The Infatuation in April '22***
Build Out Our Two-sided Platform	✓ For Consumers: delivering **simple, premium experiences** that make Chase the best way to shop, pay, and borrow for travel, and other goods and services ✓ For Merchants: providing the right tools to **target the right customers in contextually relevant ways** within the Chase digital ecosystem at scale	***2.4mm unique customers purchasing travel on Chase; ~20mm customers engaging with Chase Offers[1]***

1. Reflects March 2022 last-twelve-months

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JPMorgan Chase & Co.

Agenda Page 1 CCB Overview 1 2 Consumer & Business Banking and Wealth Management 10 3 Consumer Payments, Lending, and Commerce 34 4 Closing Remarks 66 5 Notes 68

We are investing to extend our leadership positions and grow new businesses

Market leader in our largest businesses	Future leverage from investments	Enhanced propositions	Historical growth and outlook
Consumer & Business Banking **#1** retail deposit share (10.3%) **#1** primary business bank (9.2%)	Branches <10 years old have **~$140B in deposit upside** as they season	Scaling **segment offerings** **>10ppts** digital satisfaction vs. 2019	**Last 10 yrs: +320 bps** retail deposit share **Key opportunity:** Share in **high opportunity markets and segments**
Card **#1** spend (22.4%) **#1** outstandings (~17%)	New acquisition vintages generate **>30% revenue** vs. historical in steady state	**5** new / refreshed products since 2019 **93%** co-brand partnership sales extended to 2027	**Last 10 yrs: +190 bps** Card spend share **Key opportunity: >20% share of outstandings**

Strong foundation in growth businesses	Future leverage from investments	New experiences	Outlook
Wealth Management **~4,700** advisors **3.7mm** accounts	Advisors added since 2017 have **~$130B in asset upside** as they mature	**Wealth Plan** **Remote advice**	Grow to **~$1T** in client investment assets in 2025[1]
Commerce **Top 5** travel provider[2] **1 in 4** travel $s on Chase card	At scale with **strong margins** on travel commissions	**ChaseTravel.com** **Pay-over-time solutions**	Grow to **~$15B** in 2025 spend through our travel platform

For footnoted information, refer to slide 101

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JPMORGAN CHASE & CO.

Our competitive advantages enable continued best-in-class financial performance 67 We are setting a forward-looking outlook of 25%+ ROE Scale of our customer relationships is the catalyst for everything 1 >66mm households up 6% since 2019 >46mm mobile active customers up 35% since 1Q191 Traction with younger generations 45% Consumer Bank, 45% Branded Card Our customers are satisfied, engaged, and loyal across businesses 2 Record satisfaction across digital & branch channels >50% multi-product among Consumer Bank primary relationships2 Record retention 98% Consumer Bank primary, 98% Card We run this franchise for the long term, and have an unmatched capacity to invest 3 $7.5B investments while delivering best-in-class returns Re-decision / matriculate >50% growth investments in 1 year Unparalleled future operating leverage in existing run-rate Strength and diversification of our businesses create resilience of returns through the cycle 4 26% ROE in 2021 at cyclically low rates vs. 28% in 20183 23% Home Lending ROE in 2021 record high3 Consistently lower credit risk profile than industry 1. Reflects difference from 1Q19 to 1Q22 2. Defined as any primary bank household with two or more relationships within the following sub-LOBs: Consumer Banking, U.S. Wealth Management, Card Lending, Home Lending, Auto Lending, and Business Banking 3. Excludes LLR; refer to slide 68

Agenda Page 1 CCB Overview 1 2 Consumer & Business Banking and Wealth Management 10 3 Consumer Payments, Lending, and Commerce 34 4 Closing Remarks 66 5 Notes 68

Notes on non-GAAP financial measures

1. Adjusted expense excludes CCB legal expense and is a non-GAAP financial measure. Management believes this information helps investors understand the effect of certain items on reported results and provides an alternate presentation of the Firm's performance

2. Income before income tax expense (pretax income) excluding the change in loan loss reserves ("pretax income ex. LLR") and return on equity excluding the change in loan loss reserves ("ROE ex. LLR") are non-GAAP financial measures. These metrics reflect the exclusion of the portion of the provision for credit losses attributable to the change in allowance for credit losses. ROE ex. LLR is calculated as net income after preferred stock costs excluding LLR divided by average equity. For CCB average equity for the full years 2021, 2020 and 2019, refer to page 65 of JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2021. For all other periods presented, refer to the CCB Business Segment Results in JPMorgan Chase's Annual Report on Form 10-K for each respective year. The table below provides a reconciliation of reported results to these non-GAAP financial measures

Year ended December 31, (in millions, except ROE)		2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
(1) Pretax income	Reported pretax income	17,236	17,872	14,752	15,525	15,099	14,668	19,349	21,903	10,966	27,806
	Adjustments:										
	Change in loan loss reserves	(5,506)	(5,490)	(1,253)	(1,023)	150	320	41	(300)	7,809	(9,750)
	Pretax income ex. LLR	11,730	12,381	13,500	14,503	15,249	14,988	19,390	21,603	18,775	18,056
(2) Net income	Reported net income	10,522	10,763	8,888	9,587	9,453	9,278	14,707	16,541	8,217	20,930
	Adjustments:										
	Change in loan loss reserves	(3,337)	(3,300)	(742)	(632)	93	208	32	(227)	5,843	(7,356)
	Net income ex. LLR	7,185	7,464	8,146	8,955	9,546	9,486	14,739	16,314	14,060	13,574
(3) ROE	Reported ROE	24%	23%	17%	18%	18%	17%	28%	31%	15%	41%
	ROE ex. LLR	16%	16%	16%	17%	18%	18%	28%	30%	26%	26%

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JPMORGAN CHASE & CO.

Notes on slide 6 1. Defined as total CCB expense less investments, auto lease expense, legal expense, FDIC surcharge, and geography-related impacts. Total CCB accounts reflect CBB checking accounts (excluding accounts associated with investments and zero-balance accounts), Card statemented accounts, Wealth Management investment accounts, and Home Lending and Auto serviced accounts 2. Excludes branch network investments and checking account production associated with these investments, as well as zero-balance accounts 3. Card accounts reflect statemented accounts defined as open accounts with a statement 69

Notes on slide 7 1. Totals may not sum due to rounding 2. Represents payback associated with travel acquisitions 3. Marketing ROI represents return on total gross marketing acquisitions and distribution expenses, not specific to marketing investments 70

Notes on slide 9 1. In 2020 Merchant Services along with the associated assets, liabilities, revenue, expenses and headcount were realigned to CIB from CCB and CB. Prior-period amounts have been revised to conform with the current presentation 2. Certain wealth management clients were realigned from Asset & Wealth Management to Consumer & Community Banking in the fourth quarter of 2020; amounts in periods prior to 2016, other than client balances, were not revised in connection with the realignment 3. See slide 68; CCB ROE (ex. LLR) pre 2018 impacted by higher corporate tax rate 4. Board of Governors of the Federal Reserve System, Federal Funds Effective Rate, retrieved from FRED, Federal Reserve Bank of St. Louis 5. Reflects sum of average deposits, average loans, and end of period client investment assets, including the revision referenced in note 2 on this page 6. $1B deposit cap to Chase and industry branches for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 7. Represents general purpose credit card spend, which excludes private label and Commercial Card. Based on company filings and JPMorgan Chase estimates 8. Barlow Research Associates, Primary Bank Market Share Database as of 4Q21. Rolling 8-quarter average of small businesses with revenue of more than $100,000 and less than $25 million 71

Notes on slide 10, 18, 26

1. Federal Deposit Insurance Corporation ("FDIC") 2021 Summary of Deposits survey per S&P Global Market Intelligence. Applies a $1B deposit cap to Chase and industry branches for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation
2. Barlow Research Associates, Primary Bank Market Share Database as of 4Q21. Rolling 8-quarter average of small businesses with revenue of more than $100,000 and less than $25 million
3. Defined as any primary bank household with two or more relationships within the following sub-LOBs: Consumer Banking, U.S. Wealth Management, Card Lending, Home Lending, Auto Lending, and Business Banking
4. Channel satisfaction measured by OSAT. Overall satisfaction ("OSAT") is measured on a scale of 1 to 10. Score calculated as share of "9" and "10" responses as a % of total responses
5. Represents first-time investors with full-service relationships through Chase Wealth Management
6. Affluent defined by D&I wallet estimates for U.S. households based on aggregated and de-identified information in WealthComplete supplied by Equifax Inc. Chase clients defined as households with a Consumer Banking, U.S. Wealth Management, Card Lending, Home Lending, or Auto Lending relationship

72

JPMorgan Chase & Co.

Notes on slide 11 1. Percentage growth may not tie due to rounding 2. $1B deposit cap to Chase and industry branches for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 3. Barlow Research Associates, Primary Bank Market Share Database as of 4Q21. Rolling 8-quarter average of small businesses with revenue of more than $100,000 and less than $25 million 4. Excludes average PPP balances of $15.4B in 2021 73

Notes on slide 12 1. Users of all mobile platforms who have logged in within the past 90 days, as of 1Q22 2. Reflects Consumer and Business Banking households that visited a branch >=1 time in 2021 3. Reflects number of Consumer and Business Banking customers with a Zelle inflow or outflow in FY 2021 and FY19 4. Average number of monthly debit transactions during 1Q22 of customers that completed at least one debit card payment during this 90-day period 5. Percent of mobile-active Consumer and Business Banking users who engaged with a financial health tool in 1Q22 6. Number of Consumer Banking households that met with a banker in 2021 74

Notes on slide 16 1. A household is considered primary bank if it meets one of the following conditions: 15 or more withdrawals from a checking account or more than 5 withdrawals from a checking account and >$500 of inflows in a given month 2. Business Banking primary operating account based on internal definition 3. f total responses 4. Chase received the highest score in the Northeast and West (tied) Regions of the J.D. Power 2021 Small Business Banking Satisfaction Study of small business 5. Reflects FY21 retention for customers with a tenure of >= 6 months 6. Defined as any primary bank household with two or more relationships within the following sub-LOBs: Consumer Banking, U.S. Wealth Management, Card Lending, Home Lending, Auto Lending, and Business Banking 75

Notes on slide 20

1. Includes Consumer Banking accounts. Out of footprint includes Core Based Statistical Areas (CBSAs) where Chase does not have a branch presence. Mature markets include CBSAs where Chase had a presence prior to 2018
2. Includes Consumer Banking customers. Customer engagement channel segments are defined based on the level of interaction with branch and digital channels. Branch-centric are customers who have >4 branch visits per year. Digitally-centric is 12+ digital transactions, 100+ logins, 24+ ACH payments. If both criteria are applicable, then multi-channel
3. Channel satisfaction measured by OSAT. Overall satisfaction ("OSAT") is measured on a scale of 1 to 10. Score calculated as share of "9" and "10" responses as a % of total responses

76

JPMorgan Chase & Co.

Notes on slide 23 1. Mature markets defined as markets entered prior to 2018 2. As of 2021YE 3. $1B deposit cap to Chase and industry branches for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation 4. Includes deposits and investments 5. Break-even defined as the first month of two consecutive months of a branch generating positive pre-tax profit 6. Represents number of Chase branches divided by the total number of industry branches in a given CBSA 7. 77

Notes on slide 24 1. $1B deposit cap to Chase and industry branches for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC 2. Represents the sum of the delta between average deposits per branch for mature branches (10+ years, $229mm) and non-mature branches (0 5 years, $65mm; 5 10 years, $126mm) multiplied by the number of branches within that age cohort (0 5 years = 581; 5 10 years = 498) 78

Notes on slide 25 1. Coverage defined as one or more branches in a CBSA using U.S. Census Population Data. Based on 2017 estimates for 2017 metrics and 2019 estimates for all other time periods. 2. Small business coverage by CBSA based on Dunn and Bradstreet Small Business locations. Small business defined as <20mm in annual revenue 3. pplies a $1B deposit cap to Chase and industry branches for market share. Includes all commercial banks, savings banks, and savings institutions as defined by the FDIC. Prior periods have been revised to conform to the current period presentation. Addressable deposits represent the sum of all industry deposits in a given CBSA where Chase has at least one branch 79

Notes on slide 27 Note: Stats as of 2021YE unless otherwise specified 1. Investment estimates for Chase households are based on aggregated and de-identified information in WealthComplete supplied by Equifax Inc 2. Previously known as You Invest Trade 3. Includes accounts and assets from Automated Investing, previously known as You Invest Portfolios 4. Users of all web and/or mobile platforms who have logged in within the past 90 days as of 1Q22 80

Notes on slide 28 Note: Data refers to Chase Wealth Management unless otherwise specified 1. Represents matched pairs analysis based on cohorts of similar Chase customers, for which we observed change in deposits and inve revenue and attrition rates 21 months after the cohorts opened an investment account. Population limited to Chase banking customers who opened an investment 2. Represents first-time investors with full-service relationships through Chase Wealth Management 3. Includes Chase Wealth Management, J.P. Morgan Advisors, and select legacy offerings 4. Percentage growth may not tie due to rounding 81

Notes on slide 29 Note: Data refers to Chase Wealth Management unless otherwise specified 1. Includes advisors across Chase Wealth Management, J.P. Morgan Advisors, and select legacy offerings 2. Break-even defined as the first year in which an advisor is generating positive pre-tax profit 3. onses as a % of total responses 4. Annualized retention figures from advisors who voluntarily attrited between 2017 and 2021 5. Represents the delta between median assets of incremental advisors added since 2017 compared to the median assets of advisors with more than 5 years in seat multiplied by total incremental advisors 82

Notes on slide 30 1. Represents matched pairs analysis based on cohorts of similar Chase customers, for which we observed change in deposits and inve revenue and attrition rates 21 months after the cohorts opened an investment account. Population limited to Chase banking customers who opened an investment 2. Defined as any household who had an existing relationship with one of the following sub-LOBs: Consumer Bank, U.S. Wealth Management, Card Lending, Home Lending, Auto Lending, and Business Banking upon opening a Self-Directed Investing account 3. Includes accounts from Automated Investing, previously known as You Invest Portfolios 4. Percentage growth may not tie due to rounding 83

Notes on slide 34, 37, 47, 60

1. Reflects March 2022 last-twelve-months; percentage changes reflects growth since March 2020 last-twelve-months
2. Total payment volumes and transactions reflect Consumer and Small Business customers' digital (ACH, BillPay, PayChase, Zelle, RTP, External Transfers, Digital Wires), non-digital (Non-digital Wires, ATM, Teller, Checks, and credit and debit card payment outflows
3. Defined as customers who complete >1 payment transaction per month across all methods of payment
4. Defined as consumer deposit customers and Credit Card-only customers who perform >30 payment transactions in a month; payment transactions includes ATM, ACH, BillPay, Pay Chase, Zelle, RTP, External Transfers, Internal Transfers, Digital Wires, Non-Digital Wires, Debit Card, Credit Card, and Check Transaction Outflows
5. Based on 2021 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes private label and Commercial Card. AXP reflects the U.S. Consumer segment and JPMorgan Chase estimates for AXP's U.S. small business sales. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards
6. Based on 4Q21 share for spend-based top of wallet. Chase figures and Industry benchmark based on Argus data. Data excludes: small business, private label, secured and charge cards. Reflects Chase's performance relative to Chase's top 5 peers
7. Based on 2021 sales volumes
8. Inside Mortgage Finance, Top Owned Mortgage Servicers as of 4Q21, and Experian AutoCount data for FY21; Reflects financing market share for new and used loan and lease units at franchised and independent dealers
9. 2021 combined value of pro-forma Chase Travel sales and spend attributed to Chase Offers
10. 2021 blended redemption value of redeemable points
11. 2021 combined Debit and Credit spend; Merchants include DoorDash, Lyft, Peloton, ClassPass, Instacart, GoPuff

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JPMORGAN CHASE & CO.

Notes on slide 35 1. Reflects March 2022 last-twelve-months; percentage change shown vs. March 2020 last-twelve-months 2. Total payment volumes and transactions reflect Consumer and Small Business customers' digital (ACH, BillPay, PayChase, Zelle, RTP, External Transfers, Digital Wires), non-digital (Non-digital Wires, ATM, Teller, Checks) and credit and debit card payment outflows 3. Defined as consumer deposit customers and Credit Card-only customers who perform >30 payment transactions in a month; payment transactions includes ATM, ACH, BillPay, Pay Chase, Zelle, RTP, External Transfers, Internal Transfers, Digital Wires, Non-Digital Wires, Debit Card, Credit Card, and Check Transaction Outflows 4. Reflects 4Q21 vs. 4Q20. Chase figures and industry benchmark based on Argus data. Data excludes: small business, private label, secured and charge cards as well as select co-brand portfolios. Industry reflects all general purpose credit cards ex. Chase. 5. For 1Q21; e-commerce spend defined as Card Not Present spend 6. Zelle transaction volumes represent outflows 7. Metric is based on payment outflows for transactions including BillPay, RTP, External Transfers, Zelle, Internal Transfers, SMB ACH (Vendor & Employee), SMB RTP, and Pay Chase. Excludes products that are also leveraging different infrastructure, including debit, credit, ACH debit. 8. Faster delivery from teams working on components that are modernized compared to teams working on legacy applications and infrastructure based on 3 month average lead time in February through April 2022; cycle time is the average number of days for Jira stories and defects to progress from ideation to release 9. Indexed to 2019 volumes 10. Mobile sign-ons based on average number of monthly logins for FY21; NPS defined as Net Promoter Score 85

Notes on slide 38 Note: Growth rates may not tie due to rounding 1. Based on 2021 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes usiness sales. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 2. Based on 4Q21 share for spend-based top of wallet. Chase figures and Industry benchmark based on Argus data. Data excludes: small business, private label, 3. Defined as average sales debit active accounts 4. Includes FAS91 86

Notes on slide 39 1. Based on 2021 sales volume and loans outstanding public disclosures by peers (C, BAC, COF, AXP, DFS) and JPMorgan Chase estimates. Sales volume excludes usiness sales. Loans outstanding exclude private label, AXP Charge Card, and Citi Retail Cards 2. Based on business sales volume across Amex and other payment networks (Visa, Mastercard, ChaseNet) 3. Based on 2021 Co-brand Portfolio Sales Volumes 87

Notes on slide 40

1. Credit Journey launched in December of 2016; as such, Year 1 users reflects 2017. Year 1 users reflects unique customers who enrolled in Credit Journey, whereas 2021 users reflects number of unique enrolled customers who engaged with Credit Journey in-year; 28 million users metric shown in 2021 JPMorgan Chase Annual Report reflects cumulative enrolled users since launch
2. Reflects number of Consumer and Business Banking customers with a Zelle inflow or outflow in FY2021 and FY2017; metric provides a full-year view, and therefore differs from previously reported metrics which reflected 30-day active users
3. Reflects unique annual visits to Chase MyHome Explore & Manage; Year 1 metrics for Chase MyHome Explore & Manage reflect 2019 when these components of the platform began to rollout (with rollout continuing into 2020); does not include visits to any portion of the Chase MyHome platform launched before 2019
4. Reflects unique visitors who engaged with the core Finance and Drive platform including Shopping, Pre-qualification, Insights and Financing journeys. The majority of these experiences were rolled out between December '19 through 2021; 56% growth metric reflects 2021 vs. 2020 YoY change
5. Includes My Chase Plan and Amazon Promotional Financing; customer count represents cumulative unique customers since respective product launches as of 1Q22
6. Reflects January '22 vs. January '21 growth in number of customers with DDA or Credit Card outflows to BNPL providers including Affirm, AfterPay, Klarna, PayPal, Quadpay Sezzle, and Zip
7. Source: Pymnts.com and Amount Survey "Banking on Buy Now, Pay Later", survey of US consumers conducted between Nov. 5 and Nov. 10, 2021; sample size of 2,237

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Notes on slide 43 Note: Totals may not sum due to rounding; growth rates may not tie due to rounding 1. Gross cash marketing spend represents total outlays in a calendar year, which includes expenses and contra revenues. Contra-revenue may be amortized and not all recognized in the year the outlay was made 2. OpEx represents <$0.1B of annual spend 3. Reflects increase in Acquisition and Distribution costs; excludes Activation costs 4. Reflects expected performance of 2022 vintage in Year 5 5. Defined as Net Present Value (NPV) of the vintage; NPV defined as the post-tax lifetime value of all incremental cash flows for the investment, including upfront investment costs and all other variable revenues and costs resulting, discounted at the cost of equity 89

Notes on slide 45 Note: Growth rates may not tie due to rounding 1. Estimated impact of pandemic on revolving balances and interest income partially offset by benefit of lower credit losses on lower balances 2. Defined as average sales debit active accounts 3. Card account defined as open accounts with a statement; excludes expenses related to cxLoyalty 90

Notes on slide 48 1. Calculated as number of accounts that became 60 days past due (DPD) as a percentage of total accounts less than 60 DPD; excludes estimated impact from Hurricanes Harvey and Irma in 2017 2. Source: Mortgage Bankers Association Quarterly National Delinquency Survey; reflects change in Total Past Due rate in first lien mortgage product portfolio from 4Q17 to 4Q21 3. 4. Reflects Basel 3 standardized and advanced risk-weighted assets framework respectively 5. Excludes early buyout loan sales 6. Excludes the impact of reperforming and non-performing loan sales 7. Includes AWM and Corporate mortgage loans 91

Notes on slide 50 1. Recapture rate calculated as the percentage of Chase Home Lending customers that paid off a home loan in 2021 and originated an additional loan with Chase through the Consumer channel. Calculation based on Chase internal data and CoreLogic data 2. Represents change in deposits and investments (D&I) balances from 6 months prior to mortgage origination to 1 month post origination. Population limited to Chase banking customers with at least $150k in D&I balances who originated a mortgage with Chase or a bank competitor offering relationship pricing program between 3. Reflects net change in Chase D&I account balances from 6 months prior to mortgage origination to 1-month post-origination, for all customers who originated a Chase mortgage in 2021 92

Notes on slide 51 1. Source: Freddie Mac Primary Mortgage Market Survey®; reflects weekly average through week ending 5/5/2022 2. Sources: 2021 IMF Originations market size; 2022 market size estimate based on internal Chase analysis 3. Source: S&P Dow Jones Indices LLC, S&P/Case- , Federal Reserve Bank of 4. Source: Realtor.com, Housing Inventory: Active Listing Count in the United States [ACTLISCOUUS], retrieved from FRED in April 2, Federal Reserve Bank of St. 93

Notes on slide 53 Note: All application and funding metrics reflect only the Consumer channel 1. Digital fulfillment capabilities include uploading documents and viewing / signing disclosures 2. Reflects 4Q21 funded loans 3. Reflects 4Q21 digital applications 94

Notes on slide 54 1. Recapture rate calculated as the percentage of Chase Home Lending customers that payoff a home loan and originate an additional loan with Chase through the Consumer channel. Calculation based on Chase internal data and CoreLogic data 2. Represents relative lift in proactive call-to-application rates between leads identified by traditional marketing campaigns utilizing older models vs. leads identified by enhanced modeling (with additional data overlays). Both campaigns were in market in 1Q22 3. Reflects time spent for income, asset, employment, and credit underwriting; excludes collateral review process of appraisals 95

Notes on slide 55 Note: Growth rates may not tie due to rounding 1. Experian AutoCount data for FY2021. Reflects financing market share for new and used loan and lease units at franchised and independent dealers 2. Auto Sales Seasonally Adjusted Annual Rate 3. Source: Motor Intelligence 96

Notes on slide 57 1. Peer information sourced from public disclosures 2. Industry delinquency rates on Federal Housing Administration (FHA) backed loans determined based on data sourced from Experian (excludes loans on 3. Chase Auto excludes Wholesale (DCS) & Lease while Industry excludes Lease alone ; Industry delinquency rates determined based on data sourced from Experian 4. Includes AWM and Corporate mortgage loans 5. Industry benchmark based on Federal Reserve Board of Governors Delinquency Rate at Commercial Banks 6. Chase HFI Home Lending delinquencies include impact of Purchased Credit Deteriorated loans; Industry based on Board of Governors Residential Mortgages 97

Notes on slide 62 1. 2021 combined value of pro-forma Chase Travel sales and spend attributed to Chase Offers 2. 2021 value of pro-forma Chase Travel sales; CAGR reflects 2017-2019 Ultimate Rewards travel sales growth 3. 2021 blended redemption value of redeemable points 4. 2021 combined Debit and Credit spend; Merchants include DoorDash, Lyft, Peloton, ClassPass, Instacart, GoPuff 98

Notes on slide 63 1. Reflects March 2022 last-twelve-months 2. Based on Travel Weekly Power List 2020, which disclosed 2019 sales volumes; Travel Weekly did not release a ranking in 2021, likely due to Covid impact on 2020 sales volumes; assumes pro-forma Chase Travel sales; Chase Travel and cxLoyalty 2019 sales volumes were not publicly disclosed on the Power List; corporate travel providers excluded for purposes of JPMC estimates 99

Notes on slide 64 1. Based on Travel Weekly Power List 2020, which disclosed 2019 sales volumes; Travel Weekly did not release a ranking in 2021, likely due to Covid impact on 2020 sales volumes; assumes pro-forma Chase Travel sales; Chase Travel and cxLoyalty 2019 sales volumes were not publicly disclosed on the Power List; corporate travel providers excluded for purposes of JPMC estimates 2. Includes Chase Travel volumes, cxLoyalty non-Chase clients, and Frosch 3. Travel P&L reports through Chase Card Services 100

Notes on slide 66 1. Outlook is dependent on market conditions 2. Based on Travel Weekly Power List 2020, which disclosed 2019 sales volumes; Travel Weekly did not release a ranking in 2021, likely due to Covid impact on 2020 sales volumes; assumes pro-forma Chase Travel sales; Chase Travel and cxLoyalty 2019 sales volumes were not publicly disclosed on the Power List; corporate travel providers excluded for purposes of JPMC estimates 101

Digital banking outside the U.S. is an attractive growth opportunity that JPMC is well-positioned to capture

Significant and growing international banking (ex-U.S.) revenue pool[1]



$1.3T
~6% CAGR
$1.8T
Growing digital banking share
2020
2025E

Digital challengers have introduced a new cost paradigm



Cost per customer[2]
~2-3x
Traditional banks
Digital challengers

JPMC is well-positioned to build an enduring and differentiated business…

Brand and institutional trust — Firm heritage and reputation, fortress balance sheet and customer service focus that builds trust in our brands

Digital and engineering prowess — Proven ability to build and deliver high quality digital experiences on a modern technology core

…overcoming the trust hurdle faced by digital challengers



Non interest-bearing checking deposits / customer[3]
~2x
Digital challengers
(1-yr after launch)
CHASE
(8-months after launch)

1

JPMorgan Chase & Co.

Note: IC includes Chase U.K., the Firm's digital retail bank in the U.K.; Nutmeg, a digital wealth manager in the U.K.; and a 40% ownership stake in C6 Bank, a digital bank in Brazil
1. Source: McKinsey Global Banking Annual Review 2021: "The great divergence"
2. Source: Company filings for prominent traditional and challenger banks in the UK. Represents average total non-interest expense per customer from 2019-21
3. Source: Company filings for other digital / challenger banks in the UK. Compares checking/current account deposits per customer as of one year after public launch

We are investing to build a sizeable business with high operating leverage 2 Planned expansion to multiple products to offer full-service banking Expected breakeven in 5-6 years Significant synergy across the firm Modern, cloud-native, multi-tenant global platform Strategic investment in branding and marketing Scalable to millions of customers Cost per customer Platform and brand Customer and volume-driven Number of customers Customer service, KYC, fraud, card and payments processing and banking operations costs Benefits from scale as contact and operations centers achieve critical mass Platform and brand Customer and volume-driven Pretax income Today 2022: ~($450mm) Expected breakeven in 5-6 years

We are off to a strong start in the U.K. with highly engaged customers Note: Data as of May 20th, 2022 Number of customers 0.5mm+ Deposit balances ~$10B ~20mm Card and payment transactions CHASE UK CUSTOMER OVERVIEW 3 Highly engaged customers ~30%

We have also made complementary acquisitions and investments

Strategic rationale

Nutmeg. a J.P.Morgan company

- Modern technology platform, with highly scalable foundation for expansion to other countries
- Enabling seamless and integrated banking and investment customer offering
- Democratizing investments with digital experiences

C6BANK

- Attractive Brazil market, with addressable revenue pool of ~$90B in 2020[1]
- Fully licensed bank with comprehensive retail and SMB product capabilities
- Strong management team with deep local expertise and strong alignment with JPMC strategy

Strong performance trajectory

47 bps
Market share growth 2019 to 2021

$1.5B
Net new money post acquisition

16mm+
Retail customers

65%
of active customers use more than 1 product

JPMorgan Chase & Co.

4

1. Sources: Inter American Development Bank, World Bank, Banco Central Do Brazil, Statista, FEBRABAN Banking Technology survey, company filings

Topics for discussion Financial overview Positioning for growth Industry-leading global franchise Client-centricity driving our leadership position Scale and competitiveness in electronic markets Overview and unique value proposition Strong financial performance Strategic focus areas to drive growth CIB Overview Markets Payments Closing Remarks 1

Since the formation of the CIB, we have consistently delivered strong financial performance and remain the #1 CIB franchise


REVENUE ($B)
⇧ 52%
34
52
2011
2021
Industry[2]: ⇧ 14%
NET INCOME ($B)
⇧ 164%
8
21
2011
2021
CAPITAL ($B)
⇧ 77%
47
83
2011
2021
ROE[1]
⇧ 800bps
17%
16%
25%
23%
2011
2021
OVERHEAD RATIO
⇩ 1600bps
65%
49%
2011
2021
INVESTMENT BANKING
Fees ($B)
⇧ 128%
5.9
1.0
4.9
13.4
4.4
9.0
CB[3]
CIB
2011
2021
Industry[2]: ⇧ 90%
PAYMENTS
Firmwide Revenue ($B)[4]
⇧ 45%
⇧ 57% TS only
7.1
1.6
5.5
10.3
1.7
8.6
Other
TS
2011
2021
⇩ (13%)
TS only
MARKETS
Revenue ($B)
⇧ 42%
19.3
27.4
2011
2021
⇧ 5%
SECURITIES SERVICES
Revenue ($B)[5]
⇧ 23%
3.5
4.3
2011
2021
⇧ 12%

Global, complete, diversified, and at scale

100+ countries

~100 currencies

90%+ of Fortune 500 companies

Top 2 in 21 of 24 businesses;
#1 in 14 businesses[2]

~68,000 employees

2

JPMORGAN CHASE & CO.

[1] Shaded bar represents reported ROE. Solid bar represents adjusted ROE which is a non-GAAP financial measure. Refer to page 44 for non-GAAP financial measures.
[2] Source: Coalition Greenwich Competitor Analytics and Dealogic. Payments reflects Global Firmwide Treasury Services business (CIB and CB). Securities Services includes Corp Trust, Escrow and Clearing & Settlement. For footnoted information, refer to page 45.
[3] Represents total DCM, ECM, M&A, SLF and ABS deal fees associated with CB clients.
[4] Includes CB and CCB. 2011 revenue adjusted to include firmwide Chase Merchant Services revenue of $1B in Other.
[5] 2011 revenue adjusted by $(0.4)B to exclude the impact of past business simplification, exit actions and accounting changes.

Since 2017, our market share has grown across all businesses and regions, while maintaining expense discipline and operating leverage Significant market share improvements between 2017 and 20211 2 1 Source: Coalition Greenwich Competitor Analytics and Dealogic. Securities Services excludes Corp Trust, Escrow and Clearing & Settlement For footnoted information, refer to page 45. 2 For footnoted information, refer to page 44. 35.5 51.7 2017 2021 20.1 25.3 2017 2021 Overhead Ratio 70 83Capital ($B) 57% 49% 6% CAGR 10% CAGR 10.9 21.1 2017 2021 18% CAGR Revenue Expense Net Income AMERICAS 220bps EMEA 70bps PAYMENTS (TS) 180bps MARKETS 160bps INVESTMENT BANKING 130bps GLOBAL 180bps APAC 170bps SECURITIES SERVICES 50bps 46% 26% 94% 3

Note: As reported ROE for Corporate & Investment Bank. ROE for CIB businesses (Investment Banking, Payments, Markets, Securities Services) adjusted to exclude the impact of legal expense. 0% 10% 20% 30% 40% 50% 60% - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 2017 2018 2019 2020 2021 0% 10% 20% 30% 40% 50% 60% - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 2017 2018 2019 2020 2021 0% 10% 20% 30% 40% 50% 60% - 10.00 20.00 30.00 40.00 50.00 60.00 2017 2018 2019 2020 2021 0% 10% 20% 30% 40% 50% 60% - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 2017 2018 2019 2020 2021 Capital Investment Banking CIB Payments Markets Securities Services Heritage TSS ROE Heritage IB ROE ROE ROE Capital Firmwide cost of capital 15% 16% 14% 20% 25% $70B $70B $80B $80B $83B 17% 20% 15% 12% 19% 14% 15% 14% 22% 26% 0% 5% 10% 15% 20% 25% 30% 35% 40% 0 10 20 30 40 50 60 70 80 2017 2018 2019 2020 2021 Corporate & Investment Bank NOT TO SCALE 4

0.5 2.4 0.1 0.7 1.3 22.1 25.1 ~27 2019 Investments Volume/ Revenue Related Structural 2021 Investments Volume/ Revenue Related Structural 2022 Market Dependent Market Dependent Expense growth was mainly driven by business volume / revenue growth and investments Adjusted Expense1 (2019 2022 Market Dependent, $B) 1 Adjusted Expense is a non-GAAP financial measure. Refer to page 44 for a reconciliation of reported results to these non-GAAP financial measures. 2 Digital, Data and AI/ML represents dedicated product resources. CIB and Enterprise Technology incorporates additional Digital, Data and AI/ML spend of $0.3B. . 39 52Revenue ($B) Volume / Revenue Related Volume-related brokerage Performance-driven compensation Structural Compensation, including wage inflation Other operational expenses 2022 Total Investment Spend $3.8B Technology Investments2 $3.1B CIB Technology $2.1B Enterprise Technology $1.0B Digital, Data and AI/ML2 $0.2B Other (including Operations, Real Estate and Acquisitions) $0.3B Bankers (including other revenue producers) $0.2B Additional details on next page 5

Our technology and product investments are opening up new growth opportunities and strengthening our leadership position

We continue to increase our technology and product investment spend...



Investment Banking
Payments
Markets
Securities Services
Enterprise Technology
Technology Investments[1]: $3.1B
+ Digital, Data and AI/ML[1]: $0.2B
= Total CIB Technology Investments: $3.3B
11% CAGR
$2.0B
$2.3B
$2.7B
$3.3B
2017-22 CAGR
29%
17%
6%
4%
12%
2017
2019
2021
2022

...to drive business growth, advance strategic platforms and invest in AI/ML (select examples)

Drive business growth with a focus on delivering best-in-class products and experiences to clients

- **China franchise expansion** to provide onshore business capabilities to clients
- **Fusion data platform** to provide integrated solutions across the investment lifecycle
- **eTrading platform** to support clients with the ongoing growth of electronic execution
- **E-commerce capabilities** (Wallet, Express Checkout, Embedded Banking) to focus on Marketplaces and SMB
- **Capital Connect** platform to connect clients, founders and investors for private equity placements

Advance strategic platforms to deliver the Firm to our clients and to support our business priorities

- **Athena** to provide cross-asset risk, pricing and trade management solutions to clients
- **Client portals** including J.P. Morgan Markets and Access to provide seamless cash management, research, execution and pricing solutions
- **Real-time and faster payment** capabilities deployed to clients globally by Graphite
- **Helix,** our API-based Merchant Acquiring platform to focus on unified APIs and cloud enablement
- **GLASS platform** to provide liquidity and account services such as wallet, virtual accounts, sweeps and pooling

Invest in AI/ML and Next Gen Technology to ensure we remain competitive

- **Onyx** by J.P. Morgan, our blockchain business unit, building innovative platforms like Liink, JPM Coin and Onyx Digital Assets
- **Real-time client facing analytics** across Corporate and Small Business clients
- **Flow Trader** utilizing AI to deliver faster quotes to clients
- **Leveraging AI/ML** to improve our operational processes across KYC, reconciliation, fraud and settlement

[1] Digital, Data and AI/ML represents dedicated product resources. CIB and Enterprise Technology incorporates additional Digital, Data and AI/ML spend of $0.3B.

6

JPMorgan Chase & Co.

$4.2B $4.7B $4.9B $5.2B 2017 2019 2021 2022 We have supported significant volume growth with modest increases to operational expense 1 All percentages reflect 2017-21 absolute percentage change. Operations cost reflects the fully loaded cost of operations teams directly supporting the product and does not represent a full measure of unit cost. 2 Includes Enterprise Technology and Digital, Data and AI/ML. We have driven efficiency at scale1 Cash Payments Annual payment transaction volumes 47% Operations cost per transaction 18% Daily NAV volumes 65% Operations cost per NAV 24% Annual securities trade volume 167% 63%Operations cost per trade Securities Processing Fund Services Collateral OTC margin calls avg. monthly volumes Operations cost per OTC margin call 35% 23% Cash Equities Annual cash equities trades 210% 67% EM & Rates Derivatives Annual derivatives trades 31% 22% Operations cost per trade Technology Run The Bank expense2 Operations direct expense 4% CAGR 4% 5% 2017-22 CAGR Operations cost per trade 7

Together our businesses enable us to bring a holistic set of solutions to our clients INVESTMENT BANKING MARKETS PAYMENTS SECURITIES SERVICES Delivering synergy and connectivity across clients Top 200 Corporate clients 80% CIB clients served by 3+ CIB businesses (out of 4)1 Top 200 Financial Institution clients 79% Capital Markets and M&A Advisory Financing Solutions Asset & Liability Management Research Trading Execution and Risk Management Trade Finance Merchant Acquiring Payments and Liquidity Solutions Investment Advisory Custody, Fund Services and Middle Office 1 Represents CIB clients that attributed minimum $1,000 revenue to CIB businesses (Investment Banking, Payments, Markets, Securities Services) during the last 24 months as of March 2022. 8

Global Investment Banking achieved record fees in 2021, and delivered market share of 9.5% Source: Dealogic. For footnoted information, refer to page 45. Ranked #1 by Investment Banking fees for over a decade Continued strong leadership position 82 80 78 92 1288.2% 8.6% 8.9% 9.2% 9.5% 2017 2018 2019 2020 2021 Industry wallet ($B) Market share Americas #1 EMEA #1 APAC #4 Market share: 11.3% Market share: 9.1% Market share: 4.0% 39 36 36 40 51 8.6% 8.5% 8.6% 9.4% 9.4% 2017 2018 2019 2020 2021 18 15 15 27 36 7.2% 9.0% 9.4% 8.9% 8.9% 2017 2018 2019 2020 2021 Industry wallet (global) ($B) JPM market share (global) JPM rank #1 #1 #1 #1 #1 JPM rank #2 #1 #1 #2 #2 26 29 27 25 42 8.4% 8.6% 9.0% 9.0% 10.2% 2017 2018 2019 2020 2021 JPM rank #2 #2 #2 #2 #2 Investment Banking 9

Investment Banking

We are focused on closing product and coverage gaps, and capturing new growth opportunities to gain market share

Consistently targeting top positions across all products and sectors

Wallet mix by product

Product	2017-21 wallet mix	JPM 2017-21 rank
DCM	44%	#1
ECM	24%	#2
M&A	32%	#2

Wallet mix by sector

Sector	2017-21 wallet mix	JPM 2017-21 rank: Overall	JPM 2017-21 rank: Ex. DCM
Energy	10%	#1	#2
Healthcare	12%	#1	#1
Tech	14%	#2	#3
FIG	17%	#1	#2
Diversified	20%	#1	#2
Other[1]	27%	#1	#2

Focusing on four key strategic pillars

Middle Market
- Deepen/broaden industry and regional specialization
- Extend coverage with Middle Market financial sponsors in collaboration with Commercial Bank

Private Capital
- Launch and scale Capital Connect by J.P. Morgan, a digital platform connecting early-stage companies and investors for smaller deals
- Continue to invest in high touch servicing of larger deals
- Collaborate with Commercial Bank and Asset & Wealth Management

APAC
- Deepen coverage of New Economy and Healthcare companies
- Deepen coverage expertise in Australia, China, India, and Japan

ESG
- Deepen advisory expertise
- Build on centers of excellence (Center for Carbon Transition and ESG Solutions)

Leverage depth of Firmwide relationships for continued growth, with a focus on closing wallet gaps and capturing opportunities in Middle Market, Private Capital, International Markets, ESG

Source: Dealogic. For footnoted information, refer to page 45.
[1] Includes Consumer & Retail, Real Estate IB, Media & Communications, Venture Capital, Financial Sponsors, Middle Market, Sovereign Wealth Fund, Public Finance.

10

JPMORGAN CHASE & CO.

Payments

Our Payments business has grown significantly despite rate headwinds

Revenue ($B)[1,2]


10.3
9.1
9.9
excluding 0.4 gains on equity investments
Fees
NII
2017
2021

	2017	2021
Deposits ($B)[3]	442	800
TS market share[4]	5.4%	7.2%

Focus areas for deep-dive discussions

- ✓ World's **largest payments franchise**, occupying **a unique place** in the payments industry
- ✓ Targeting **double-digit revenue and pre-tax income growth** supported by **market share gains, higher rates** and **substantial operating leverage**
- ✓ **Treasury Services** and **Merchant Services** businesses together **generate significant client and product synergies**
- ✓ **Significant investments** focused on delivering scalability, efficiency, and differentiated product offerings

Leverage existing trust with our clients; grow share across our client segments (Financial Institutions, Corporates, E-commerce, SMB) with innovative technology solutions

11

JPMorgan Chase & Co.

[1] 2017 revenue adjusted down by $0.1B for MS accounting re-class. Includes CB and CCB, excludes Credit Portfolio Group.
[2] 2021 revenue includes CB and CCB, excludes Credit Portfolio Group.
[3] Includes average liquidity deposits for CIB and CB only.
[4] Source: Coalition Greenwich Competitor Analytics. Reflects Global Firmwide Treasury Services business (CIB and CB). For footnoted information, refer to page 45.

Markets

We have maintained our position as the leading Markets franchise

Revenue ($B)[1]


27.4
18.5
16.9
FICC
12.8
10.5
Equities
5.7
2017
2021
Market share[2]
10.6%
12.2%

Focus areas for deep-dive discussions

- ✓ Continue to strengthen our industry leadership by **deepening relationship** with clients
- ✓ **Uniquely positioned to capture secular growth** of large institutional clients, and across private alternatives
- ✓ **Agile management of capital** to pursue opportunities and maintain profitability
- ✓ Compete in **newer market structures** and **preserve leadership in electronic trading**
- ✓ Track record of being **disciplined with expense**

Strengthen market leadership by growing share across our client franchise through technology innovation, capital and expense discipline

[1] Revenue on externally reported basis (excluding credit adjustment and other).
[2] Source: Coalition Greenwich Competitor Analytics. For footnoted information, refer to page 45.

12

JPMORGAN CHASE & CO.

1 Represents average deposits in 2021 as compared to average deposits in 2017. 2 2017 revenue adjusted by $(0.1)B to exclude the impact of past business simplification, exit actions and accounting changes. 3 Operating margin excludes credit reserves of $(5)mm and $(67)mm for 2017 and 2021, respectively. 4 Source: Coalition Greenwich Competitor Analytics. For footnoted information, refer to page 45. 3.8 4.3 2017 2021 Our Clients Our Business By the Numbers Securities Services has achieved both record revenue and assets under custody Custody & Fund Services Data Solutions Custody Fund Services Alternatives Middle Office ETFs Trading Services Cash, FX & Liquidity Mgmt. Agency Securities Finance Collateral Management Depositary Receipts Data Management Performance, Risk & Analytics Asset Managers Asset Owners 100% of our top 200 clients overlap with at least one other CIB business Securities Services AUC ($T) 42% DEPOSITS ($B)1 52% 142 216 2017 2021 23 33 2017 2021 32 31 2017 2021 REVENUE ($B)2 13% 24% fee revenue OPERATING MARGIN (%)3 (1pp) NII Fees 10.3%9.8%Market Share4 13

Securities Services

We have a strategy to deliver growth for our business and clients, now and in the future

Scale & Efficiency

Optimizing and streamlining technology *and* ***operating models***

Modern technology architecture and globally **consistent operating models**

Record volume and activity
- Daily NAV deliveries up 65% to >25k (since 2017)
- Derivatives positions up ~50%

Consistently **strong operating margin** (30%+)

Comprehensive Client Solutions

Delivering products and services *to* ***meet client needs and close gaps***

ETFs — **Full ETF servicing capabilities** driving new mandates and growth, doubling assets since 2017

Alternatives — **Enhanced capabilities across Alternative and Private assets; doubled AUA** while reducing operating expense

Middle Office — **Scalable next generation platform** leveraging Markets capabilities

Investing for the Future

Addressing client needs ***across the investment lifecycle***

Digital Assets — **Developing innovative digital asset solutions** to support evolving client needs including full crypto record keeping services and collateral tokenization capabilities

Data Solutions — **Launched Fusion,** a cloud-native platform enabling clients to **seamlessly access internal and third-party data**

Providing integrated solutions through a **modern data catalogue and APIs**

Deliver scale and efficiency across our core asset servicing business; invest in middle office, ETFs, alternatives, and data solutions to capture growth

14

JPMorgan Chase & Co.

Fusion: A unified data experience across investment journey Securities Services Fusion provides data management, reporting and analytics solutions across the investment lifecycle, enabling institutional clients to generate investment and operational alpha Complete 15

We maintain 16% ROE outlook with approximately 25% more capital

Adjusted ROE (2019 – Outlook)[1]



14.5%
14.0%
Inc. legal expense
9.9%
(2.0%)
(0.6%)
3.1%
24.8%
24.6%
Inc. legal expense
Market Dependent
~16%
Drivers
Increased market share
Elevated capital markets activity
Higher asset valuations
Investment-led expense growth
Potential Headwinds / Tailwinds
Increase market share
Normalization in Markets and IB wallets
Inflationary pressure on expense
Higher capital allocation
2019
Volume/ Revenue Related
Rates
Expense
Capital, Credit Costs, Tax
2021
Volume/ Revenue Related
Rates
Expense
Capital, Credit Costs, Tax
Outlook
Capital ($B)
80
83
103+

[1] Adjusted ROE is a non-GAAP financial measure. Refer to page 44 for a reconciliation of reported results to these non-GAAP financial measures.

16

JPMorgan Chase & Co.

Topics for discussion Financial overview Positioning for growth Industry-leading global franchise Client-centricity driving our leadership position Scale and competitiveness in electronic markets Overview and unique value proposition Strong financial performance Strategic focus areas to drive growth CIB Overview Markets Payments Closing Remarks 17 otnoted information, refer to page 45). 1 Source: Coalition Greenwich Client Analytics. Represents top 1,000 institutional clients in Markets We continue to grow by being complete and delivering client excellence 18 12.2% Market Share 160bps vs FY17 $27.4B Revenue 48% vs FY17EquitiesFICC #1 Research Omnichannel connectivityGlobal expertise End-to-end service providerMulti-asset counterparty Pre-Trade Trade Post-Trade Revenue CAGR (2017-2021) Voice 8% Electronic 11% Joint #1 #1 Americas APACEMEA Leading market share across regions #1 #1#1 38% 23% 39% products products 4-5 products Products: Cash Equities, Equity Derivatives, FX, Commodities, Credit, Rates, Structured Products, etc. Client distribution by # of products traded1

Our #1 position today is stronger than ever, as we captured opportunities and closed gaps 19 2017 2021 JPM #1 Peer #2 Peer #3 Peer #4 Peer #5 Other Index Banks Non-Index Banks Rank 4 2 Cash Equities1 ~430bps Rank 3 1 APAC1 ~260bps Industry Wallet1 ($B) Share of top 5 45%39% Joint Share of Wallet 2017 2021 Share of Wallet 2017 2021 FICC1 Equities1 +160bps +160bps 12.5% 11.7% Institutional Clients2 Corporate Clients3 +290bps +170bps 13.4% 10.2% 201 167 Corporate FX3 ~120bps Rank 2 2 NOT TO SCALE Source: Coalition Greenwich Competitor Analytics. Indicates product rank and share across all clients. For footnoted information, refer to page 45. 1 Industry Global Markets Product Pool, FICC and Equities share of total industry product pool. 2 Source: Coalition Greenwich Institutional Client Analytics. Share of Institutional clients calculated as the wallet of 1,414 clients in 2017 and 1,738 clients in 2021. 3 Source: Coalition Greenwich Corporate Client Analytics. Share of Corporate clients is calculated as the wallet of 2,000 clients in 2017 and 1H21 across FICC products.

There is further growth from deepening client relationships and capturing secular trends

We are investing to continue deepening relationships across our client base…

Advanced data and analytics

to provide clients the right content and pricing, to increase mindshare with trading flow

Innovative solutions

to meet clients' emerging needs and remain competitive as the industry evolves

Client-facing technology

to become further embedded with clients through workflow integration

… and are uniquely positioned to capture secular trends

Industry Wallet[1] – NOT TO SCALE



Institutional clients
Corporates

(1) Large institutional clients are growing faster than the rest of the market[2]

	Markets Revenue CAGR 2017-21		JPM SoW change (2017-21)
	Industry	JPM	
Large institutional clients	2.5%	10.3%	▲ 370bps
Other institutional clients	(0.2)%	5.2%	▲ 240bps

(2) Clients are mobilizing on private assets[3]

Projected AUM CAGR 2021-2025



Private Equity
9.6%
Private Debt
8.4%
Traditional Assets

20

JPMorgan Chase & Co.

Source: Coalition Greenwich Analytics.
[1] Industry wallet as of 2021: Calculated off 1,738 institutional clients in 2021 and 2,000 corporate clients as of 1H21 across FICC products (Annualized).
[2] Source: Coalition Greenwich Institutional Client Analytics. "Large Institutional Clients" is a JPM-only categorization defined based on share of wallet, product, penetration and revenue metrics; Wallet is based on 1,414 clients in 2017 and 1,738 clients in 2021.
[3] Traditional assets includes Actives (ex-Alts), Passives and Money Market Funds.

We continuously optimize our capital footprint to deliver growth and strong returns

Even with a higher capital base…



Markets Capital
NOT TO SCALE
2017
Growth-oriented
Methodology changes & regulatory
2022

- **Disciplined deployment of capital across clients and across products**
- **Dynamic allocation to capture opportunities**
- From 2017 to 2021, a few examples of where we allocated growth capital:
  1) SPG – Loan origination, financing
  2) Commodities – Physical gas, renewables
  3) Equities – Prime balances to close gaps

…we expect to earn above our cost of capital



2022 ROE (%)
NOT TO SCALE
Cost of capital
Marginal ROE
Fully loaded ROE

We are complete across products, and clients reward us for it

We provide lower ROE products in response to client demand…



~90%
Institutional Client Wallet[1]

…is from clients who participate in both lower & higher ROE businesses

…and are rewarded with business in higher ROE products[2]



1.6x
Revenue from lower ROE products
Revenue from higher ROE products

Source: Coalition Greenwich Analytics.

[1] Source: Coalition Greenwich Institutional Client Analytics. Share of institutional clients calculated as the wallet of 1,414 clients in 2017 and 1,738 clients in 2021.

[2] Revenue multiplier represents average from 2017 to 2021.

21

JPMorgan Chase & Co.

We are investing to lead in newer market structures and electronic protocols

Foundational capabilities to enhance competitiveness

Infrastructure Scalability

- ✓ *Process more volumes with stability*
- ✓ *Improved latency, speed and elasticity*
- ✓ *Cost efficiencies from shared platforms*

Workflow Automation

- ✓ *Improve algos with structured datasets*
- ✓ *Extend reach and facilitate STP*
- ✓ *Central risk management & internalization*

Organization Agility

- ✓ *Data-driven decisioning*
- ✓ *Lower time-to-market for algorithms*
- ✓ *Interdisciplinary & flat desk structure*

Market Structure

- ✓ *Participation on third-party venues*
- ✓ *Standard APIs for direct connectivity*
- ✓ *Investments & partnerships*

Cash Equities Revenue

Low touch trading revenue CAGR


~12%
2017
2021

FICC Platform Rankings

***Top 3 rankings as a % of total** rankings on leading venues*[1]


2017
2021
100%
FX
Commodities
Rates
Credit

Credit e-Trading Approach

Integrated systematic trading strategies


Bond Algos
Central Risk Mgmt.
ETF Market Making
Portfolio Trading

22

Source: Coalition Greenwich Competitor Analytics. For footnoted information, refer to page 45.
[1] References select products that JPM offers liquidity in; FX & Commodities rankings are the average of monthly ranks provided by platforms; Rates & Credit rankings are the annual rankings provided by the platforms.

JPMorgan Chase & Co.

We have a track-record of being disciplined with expenses 1 Expense reflects fully loaded excluding legal and income neutral. 23 Historical revenue & expense CAGR 2017-21 CAGR (ex. Income neutral) Revenue Expense1 +9.3% +3.6% Total Expense (ex. Income neutral) Expense breakdown1 2017-21 CAGR +3.6%Total 2017 2018 2019 2020 2021 Volume / Revenue Related Investments +7.2% +1.4% +5.7% Structural NOT TO SCALE

Our strategy sets us up for continued success 24 Deepen relationships across client base1 Capture secular growth with large institutional clients and in private alternative assets2 Dynamically deploy capital to optimize returns3 Manage expenses with discipline5 Innovate and lead, as market structure evolves and electronification continues4

Topics for discussion Financial overview Positioning for growth Industry-leading global franchise Client-centricity driving our leadership position Scale and competitiveness in electronic markets Overview and unique value proposition Strong financial performance Strategic focus areas to drive growth CIB Overview Markets Payments Closing Remarks 25

J.P. Morgan Payments overview $800B Average deposits $3.4B PTI1 Key 2021 firm-wide metrics 1 2021 revenue and PTI includes CB and CCB and excludes gains on equity investments of $0.4B and Credit Portfolio Group. 2 Excludes ~350k active SMB merchant accounts across the franchise. SMB Merchant Services (4% of revenue) E-commerce / Marketplaces (11% of revenue) Corporates (50% of revenue) Client segments Financial Institutions (35% of revenue) Business segments Trade (4% of revenue) Merchant Services (MS) (12% of revenue) Treasury Services (TS) (84% of revenue) LOBs Commercial Banking and Consumer & Community Banking (40% of revenue) Corporate & Investment Bank (60% of revenue) 29k Clients (excl. SMB2) $9.9B Revenue1 ~50/50 NII / NIR split 26

Contextual value- Durable Differentiation We aspire to occupy a unique place in the payments industry Safety, scale, resilience, deep focus on regulation Direct access to payment networks (e.g., bank and card networks) Innovation Trust & Safety Liquidity Working Capital FX Payment Acceptance Payment Disbursement Banks Fintechs End-to-end platform solutions Bank Treasury Services offerings Fintech Merchant Services offerings Working Capital Liquidity FX Payment Disbursement Easy onboarding Payment Acceptance Payment Disbursement (through banks) Value-added services Scale Broad, multi-product relationships: Investment Banking, Commercial Banking, Markets, Retail Banking Simple, flexible, omnichannel connectivity Curated 3rd Parties Massive scale and operational excellence around the world Leadership across existing and emerging payment methods opportunities for closed- - End-to-end solutions, integrating curated 3rd-parties for completeness and speed to market Part of broad J.P. Morgan-wide relationships Focus on customer experience, flexibility to continuously evolve, speed to market Reliance on others (banks) for access to payment networks 27

We gained scale and market share in Treasury Services, offsetting deposit margin compression

Firmwide Revenue 2017 - 2021 ($B)



9.1
2.7
0.8
0.1
0.0
2.8
10.3
9.9
excluding 0.4 gains on equity investments
40%+ revenue growth
80%+ higher balances
30%+ higher market share
Retained all major clients and maintained market share
Price compression offset volume growth
2017[1]
Liquidity
Payments
Treasury Services (TS)
Trade
Merchant Services (Incl. NA SMB)
Deposit Margin[2]
2021[3]

Leadership positions & growth

		2017	2021	2021 Rank
Treasury Services	TS global market share[4]	5.4%	7.2%	#1
Treasury Services	Payments txn avg. value/day	$7T	$10T	#1
Treasury Services	Lockbox market share[5]	18.4%	24.3%	#1
Treasury Services	US Real Time Payments volumes[6]		140mm	#1
Treasury Services	Net Promoter Score[7]	34	57	#1
Treasury Services	Digital Banking (J.P. Morgan Access®)[8]			#1
Trade	SCF market share[9]	5.6%	10.0%	#3
MS volume	US merchant acquiring txn/year[10]	23B	37B	#1
MS volume	US merchant transaction value[11]	$1.2T	$1.7T	#1
	Payments Processing Accuracy[12]		>99.99999999%	

[1] 2017 revenue adjusted down by $0.1B for MS accounting re-class. Includes CB and CCB, excludes Credit Portfolio Group.
[2] Deposit margin represents impact from rates net of treasury actions.
[3] 2021 revenue includes CB and CCB and excludes Credit Portfolio Group.
[4] Source: Coalition Greenwich Competitor Analytics. Reflects Global Firmwide Treasury Services business (CIB and CB). For footnoted information, refer to page 45.
[5] EY Cash Management Ranking Report.
[6] Annual volume, Source: TCH.
[7] Greenwich Report US Large Corp.
[8] Source: Greenwich.
[9] SCF represents Supply Chain Financing. Share represents J.P. Morgan share of Coalition Index Banks for CIB only.
[10] Annual settled sales.
[11] Nilson issue 1127 and 1215 including Visa/Mastercard, pin and other credit volumes.
[12] Total payment errors divided by total transactions processed.

28

JPMorgan Chase & Co.

We invested heavily in the business, but overall expense growth will decline going forward

Firmwide Expense outlook

NOT TO SCALE


8% CAGR
2019 total expense
Structural / volume
New products
New platforms
Modernization
Investments
2022 total expense
Structural / volume
New products
New platforms
Modernization
Investments
Target

Structural / Volume

- Expense associated with cost+ businesses expected to normalize

New Products

- Treasury Services capabilities best in class
- Continued investment in key areas of focus (e.g., Merchant Services, InstaMed, VW Pay)

New Platforms

- No expense growth as platforms near completion; expense will decline over time

Modernization

- Continued modernization at current spend levels

29

JPMorgan Chase & Co.

Our Payments business is enabled by a clear design of our technology stack Core Processing Platforms Payments (Graphite) Liquidity (GLASS) Acquiring (Helix) DLT (Onyx) Applications In-house (e.g., sub-ledgering, tokenization) 3rd Parties Orchestration Layer Client Interaction Layer Single Payment API Digital (J.P. Morgan Access®) File Transmissions (Host to Host) Trust & Safety (as-a-Service) Reporting Validation Fraud Sanctions Integrated operating model product, engineering, data & design, operations, service, and implementation 5.5k engineers 60+ fintech partnerships embedded in our solutions 30

Many of our new, cloud-native, tech platforms are nearing completion and generate revenue Graphite Express (Global Real Time Payments) Graphite Simplified (High Value/Low Value payments) GLASS (Liquidity) Helix (Merchant Processing) 2023 2025 2024 2026 Platform spend outlook1 Major platforms: Progress and target completion (incl. decommissioning) GLASS (Global Liquidity Platform) Won 177 out of 208 complex competitive Liquidity deals globally in 2021 Includes 61 of 71 Virtual Account Management (VAM) deals ~$150mm3 annual value Enabled innovative use-cases (Embedded Banking, JPM Coin) Impact Cumulative investment (2019-22): $115mm Enabled in 45 countries today, 54 by 2022 Expected ~$40mm 2022 revenue (75%2 market share of US Real Time Payment volume)Impact Cumulative investments (2019-22): $90mm Graphite Express (Global Real Time Payments) Reusable components across platforms enable faster development We continue to maintain and support our legacy platforms which will adequately meet our client and innovation needs until full decommissioning 1 Against 2022 forecast. 2 As of 1Q 2022. 3 Includes estimated impact from higher rates. 2019 2017 2017 2019 31

Details on following pages

We see growth opportunities across our customer segments with concrete KPIs to track progress

Focus areas

- **Extend leadership with Financial Institutions** and continue to bring efficiencies and innovation to Correspondent Banking
- **Continue to increase market share with Corporates** on the back of best-in-class TS and FX product suite, as well as structured trade capabilities (e.g., SCF)

1. **Deliver scalable and innovative industry-specific integrated solutions**
2. **Roll-out and scale end-to-end E-commerce capabilities** to empower growth of digitally native clients as well as business transformation of established Corporates

- Invest in smart next-gen point-of-sale experiences and contextual, curated value-added services to help **drive growth with SMB clients**

Key targets

2021		Target	
25%	➡	30%	SWIFT market share[1]
7.2%	➡	10%	TS market share[2]
10%	➡	20%	SCF market share[3]
8%[4]	➡	Grow to 10%[5]	TS fee revenue annual growth
~0%[4]	➡	Grow to 15%[5]	MS revenue annual growth

[1] 2021 SWIFT market share for USD MT103s and MT202s.
[2] Coalition Greenwich Competitor Analytics. Reflects Global Firmwide Treasury Services business (CIB and CB). For footnoted information, refer to slide 45.
[3] SCF represents Supply Chain Financing. Share represents J.P. Morgan share of Coalition Index Banks for CIB only.
[4] 2017 – 2021 CAGR.
[5] Target growth rates go out no further than 2025.

32

JPMorgan Chase & Co.

We are rolling out unique vertically-aligned solutions with acquisitions and strategic investments to accelerate our roadmap Healthcare Connected Cars Joint venture with Volkswagen Financial Services Patient PayerProvider Insurance Parts and accessories EV Charging Toll & parking Insurance premium Claims payment Bill payment Lease payments Fuel payments Industry ecosystems we serve We are deepening our capabilities through acquisitions and strategic investments Volkswagen Pay Deal closed in April 2022 1 Deliver industry-specific solutions Momentum over 3 years U.S. healthcare providers on the InstaMed Network 43% 59% Revenue growth 90% 33

2 Deliver end-to-end E-commerce capabilities

We are the only provider to offer end-to-end solutions to E-commerce marketplaces & sellers

Segment	Client needs	Existing capabilities	Major investments In development (over next 2 years)
Buyers	Accept payments (Acquiring)	Traditional payment methods, Pay by Bank (Europe), ChaseNet	All methods of payment and financing in the US and Europe (e.g., Wallets, BNPL, Pay by Bank, Crypto) POS and Omnichannel (tap on phone, smart devices)
Marketplace	Developer / Merchant Experience	Fast APIs, Bill Payments Tokenization	No-code, configurable toolkit Hosted Pay Page; Xpress Checkout
Marketplace	Financing	Securitization/SPV options	Merchant Working Capital
Marketplace	Manage liquidity & FX	Best in class suite of liquidity, account and FX solutions – physical, notional, virtual and DLT	
Marketplace / Sellers	Wallets	Full suite of "3rd party money" accounts	Embedded Banking – see next page
Sellers	Pay-outs	RTP, pay to card and wallet Payouts in 160 countries & 120+ currencies	Near real-time cross-border payments
Sellers	Value-added services (with CCB)	Account validation Customer Insights & Offers (Acquiring & Issuing data)	Invoicing, Payroll, Accounting and other value-added services

34

JPMorgan Chase & Co.

2 Deliver end-to-end E-commerce capabilities VIDEO: MARKETPLACES 35

Example of our new product development: Embedded Banking We re-configured existing Digital KYC / Onboarding Wallets Payment Acceptance Payment Disbursement Account Services Sub-ledgering Micro-service Merchant Acquiring Graphite GLASS Sellers ...Enabling businesses to bank where they sell Marketplaces Instant digital onboarding Same-day settlement & real time payouts One bank account to use across marketplaces Embedded in marketplace experience New offering to deepen seller relationships Additional services can be added over time (e.g., Merchant Working Capital, accounting software) New revenue potential outside own marketplace 2 Deliver end-to-end E-commerce capabilities Development partner X 36

Sellers Delivery ChannelsBuyers Longer-term opportunity: We see significant upside from serving European SMBs & Marketplaces Goods Capabilities needed to address the marketDelivery model flow diagram Pan-European localized payments options and bank accounts (across all EU, UK and EE) Omnichannel payment methods in person, in wallet and online, including Tap on Phone Onboarding, KYC capabilities for businesses and individuals Wallets for each participant Multiple methods of payment, financing & payout Real-time settlement Rewards = Processing fees waived Purchasing Card Local Bank account Viva Wallet capabilities Subject to regulatory approvals and actual implementation will not occur until closing 37

We believe there is a $5B revenue opportunity

Firmwide Revenue ($B)

NOT TO SCALE


~15
9.9
2021[1]
Rate Impact[2]
TS
MS
Trade
Target

Target annual revenue growth[3]		**10%** (fee revenue)	**15%**	**15%**	

Target average annual revenue growth[3] — >10%

Target average annual PTI growth[3] — >20%

[1] 2021 Revenue includes CB and CCB and excludes gains on equity investments of $0.4B and Credit Portfolio Group.
[2] Impact of rates net of treasury actions and inclusive of deposit attrition / migration.
[3] Target growth rates go out no further than 2025.

38

Potential Tailwinds / Headwinds

- ↑ Onyx
- ↑ European expansion
- ↑ Faster growth in MS
- ↑ Acquisitions / investments at attractive multiples
- ↓ Pace and evolution of rates and inflation
- ↓ Deposit attrition from Quantitative Tightening
- ↓ Geopolitics
- ↓ Recession

JPMORGAN CHASE & CO.

Longer-term opportunity: We are strategically investing in Onyx to deliver industry-leading capabilities & future proof our business – all at a modest cost

Today

ONYX by J.P.Morgan

Liink By J.P. Morgan Network for information exchange to remove frictions of Payments	Peer-to-peer blockchain-based network Faster, cheaper, and safer payments via multiple apps	
Coin Systems Network for efficiently moving money 24/7	JPM Coin Programmable Money Partior	
Onyx Digital Assets Network for value and assets exchange	Partnering	

Metrics

Metric	2020	2021
Message Volume on Liink	~35k	~35mm
Payments using DLT	$0	~$6B
Notional Value Exchanged	$0	~$230B

Partnering with leading companies to build the platforms of the future

Ant Financial, Siemens, Partior (DBS, Temasek, SCB), Deutsche Bank, Consensys, Goldman Sachs

39

JPMORGAN CHASE & CO.

VIDEO: ONYX 40

Double-digit growth and high operating leverage Consistent market share gains expected to continue, with growth in Merchant Services Proven ability to execute complex technology modernization and development Future proof with Onyx for digital assets and payments Unique E-commerce platform solutions already live with additional capabilities rolling out over next 2 years 1 2 3 4 5 41

Topics for discussion Financial overview Positioning for growth Industry-leading global franchise Client-centricity driving our leadership position Scale and competitiveness in electronic markets Overview and unique value proposition Strong financial performance Strategic focus areas to drive growth CIB Overview Markets Payments Closing Remarks 42

We remain confident in the resilience of our business and are constantly optimizing our model with a focus on maintaining our leadership position

Macro environment
- Inflation
- Rates
- Geopolitics

Market forces
- Digitization
- ESG
- Market structure

Competitive landscape
- War for talent
- Traditional players
- New entrants

GLOBAL | **COMPLETE** | **DIVERSIFIED** | **AT SCALE**

① Maintaining day-to-day discipline

- **Dynamic financial management** including risk, credit, capital, liquidity, expense management and investments
- **Holistic focus on client experience** and ease of doing business
- **Continued resilience** in the face of disruption risks to our business

② Optimizing our current model

- **Closing addressable gaps** in our wallet
- **Accelerating organic growth**
- **Attracting and retaining our talent**

③ Transforming for the future

- **Modernizing our core technology** to enable elastic scale and faster innovation
- **Advancing strategic platforms** for more integrated delivery of the Firm and better experience for our clients
- **Investing in new and emerging** tech to develop future-proof solutions

ROE Outlook ~16%

43

JPMorgan Chase & Co.

APPENDIX

Notes on non-GAAP financial measures 1. The CIB provides certain non-GAAP financial measures. These measures should be viewed in addition to, and not as a substitute Adjusted ROE on page 2 is calculated as net income after preferred stock costs excluding credit reserve releases divided by average equity. Credit reserve releases net of tax were $(602)mm and $(1,483)mm for 2011 and 2021, respectively. CIB average equity was $47B and $83B for 2011 and 2021, respectively. The non-GAAP financial measures on pages 5 and 16 exclude the impact of legal expense. Adjusted ROE on page 16 is calculated as net income after preferred stock costs excluding the impact of legal expense divided by average equity. CIB average equity was $80B and $83B for 2019 and 2021, respectively. The table below provides a reconciliation of reported results to these non-GAAP financial measures. Reconciliation of reported to adjusted results excluding the impact of legal expense 2. Financials are as reported unless noted otherwise. In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB. Financials from 2017 onward were revised to conform with the current presentation. 44 Year ended December 31, (in millions, except where otherwise noted) 2019 2021 (1) Revenue Reported/ Adjusted 39,265$ 51,749$ (2) Expense Reported 22,444$ 25,325$ Adjustments: Legal Expenses (381)$ (252)$ Adjusted 22,063$ 25,074$ (3) Net Income Reported 11,954$ 21,134$ Adjustments: Legal Expenses 347 224 Adjusted 12,302$ 21,358$ (4) ROE Reported 14% 25% Adjusted 14% 25% CIB

Notes on market share and rankings

1. Source: Coalition Greenwich Competitor Analytics based on JPMorgan Chase's internal business structure and revenues. Excludes the impact of Archegos in 2021 for select firms.

   Historical Coalition competitor revenues and industry wallet have been rebased to ensure consistent taxonomy and accounting/structural adjustments.

   Market Share reflects share of the overall industry product pool.

   Rank reflects JPMorgan's rank amongst Coalition Index Banks as follows:

   - Markets (BAC, BARC, BNPP, CITI, CS, DB, GS, HSBC, JPM, MS, SG and UBS)
   - Treasury Services & SCF (BAC, BNPP, CITI, DB, HSBC, JPM, SG, SCB and WFC)
   - Securities Services (BAC, BNPP, BNY, CITI, DB, HSBC, JPM, NT, SCB, SS, and SG)
2. Source: Dealogic as of January 3, 2022 for GIB, ECM, DCM, and M&A rank analysis and market share. ECM excludes shelf deals. DCM includes all Bonds, Loans, and other debt (i.e., Securitizations and Frequent Borrowers), excluding money market, short-term debt.
3. CIB industry wallets and growth from FY11- 21 are for GIB, Markets (Equities / FICC), Firmwide Payments (Treasury Services and Trade) and Securities Services (including Escrow, Corp Trust, Clearing & Settlement), which may differ from J.P. Morgan's comparable businesses.
4. The 24 businesses include CIB, Banking (GIB + Treasury Services + Trade Finance), GIB, M&A, ECM, DCM, Treasury Services, Trade Finance, Securities Services, Markets, FICC, G10 Rates, G10 FX, EM Macro, Commodities, Credit, SPG, Public Finance, G10 Financing, Equities, Cash Equities, Equity Derivatives, Prime Brokerage, F&O.
5. EMEA and APAC do not include Public Finance.
6. Market share gains are rounded to the nearest 10bps.

45

JPMORGAN CHASE & CO.

Commercial Banking executing a proven strategy Coverage strategically aligned to best serve our clients Local delivery and decision-making, with deep sector expertise Adding talented bankers focused on adding great clients with deep relationships Expanding industry focus to drive client value Enhancing client experience through innovation and process optimization Enabling our teams with extensive training, data and tools Rigorous client selection with a long-term, through-the-cycle orientation Strong credit and control culture with 2021 NCOs of 4bps High quality, resilient, diversified earnings Strong returns with 21% ROE in 2021, while investing for the long term Designing simple, digital solutions to deliver more value for clients Innovating to add new client solutions and incremental revenue streams Putting clients & communities at the center of everything we do Investing to capture tremendous market opportunity Strengthening our business foundation Maintaining fortress principles Delivering strong financial results Innovating to extend our competitive advantage 2

Long-term, through-the-cycle performance ($B) 2011 2021 Revenue Net income Average loans Average deposits Payments fee revenue1 Gross IB revenue2 $6.4 $10.0 $2.4 $5.2 $104 $205 $175 $302 $1.4 $5.1 ~3.5x ~75% ~2x ~2x ~$3.6B $1.1 $1.8 ~65% CAGR 5% 8% 7% 6% 5% 14% 1 Represents product revenue excluding deposit net interest income 2 Represents total JPMorgan Chase revenue from investment banking products provided to CB clients Putting clients & communities at the center of everything we do Investing to capture tremendous market opportunity Strengthening our business foundation Maintaining fortress principles Delivering strong financial results Innovating to extend our competitive advantage 3

JPMorgan Chase platform drives competitive advantage and unmatched value to clients Global footprint with local coverage and expertise Investment capacity to drive long-term growth and innovation Community presence and impact Strong, global brand recognition bringing the best talent Robust technology infrastructure Firmwide utilities provide significant scale and cost benefit Scale advantage as part of JPMorgan Chase CCB: Extensive branch network and small business client base PB: CB bankers partnering locally creating powerful client impact AM: Providing pension services and liquidity solutions to CB clients CIB: The best investment bank, with $5B revenue from CB clients1 Broad-based payments platform across consumer and wholesale Firmwide partnerships deliver unmatched client value CB AWM Corporate CIB CCB Technology Brand Impact Branch Network Card Services Business Banking Investment Banking Private Bank Asset Management International Reach Payments 1 Represents total JPMorgan Chase revenue from investment banking products provided to CB clients 4

Delivering the #1 investment bank to CB clients

Commercial Banking gross investment banking revenue[1] ($B)

~46% % of 2021 JPMC N.A. IB fees represented by CB clients[2]


21% CAGR
$2.4
$2.5
$2.7
$3.3
$5.1
2017
2018
2019
2020
2021

Targeting key growth areas

Middle Market

Private Capital

International

Green Economy

- Adding to **dedicated CB coverage teams**
- Growing **specialized industry and regional** IB coverage
- Expanding **Sponsor M&A group** with dedicated team focused on middle market companies

5

JPMORGAN CHASE & CO.

[1] Represents JPMorgan Chase revenue from investment banking and markets products provided to CB clients
[2] FY21: represents N.A. deal fees for, DCM, ECM, M&A, and SLF, excluding fees from markets products which are included in Commercial Banking gross investment banking revenue

Comprehensive payments solutions drive deep relationships and core operating deposits Unmatched capabilities across J.P. Morgan Payments, card, merchant and digital Integrated solutions providing simple delivery of payment functionality Enhanced digital capabilities increasing connectivity and improved experience Deposit growth driven by elevated market liquidity and expansion of CB global client franchise ~5,000 new deposit clients with $23B in balances representing 18% of deposit growth2 Deposit betas managed dynamically through-the- cycle for each LOB segment Significant revenue upside from rising market rates Strong momentum in 2022 1Q22 Payments revenue up 19% YoY CB payments fee revenue1 ($B) Average CB deposit balances ($B) 1 Represents product revenue excluding deposit net interest income 2 Measured as new clients based on deposit balances only from FY19 to FY21; excludes CTL 2017 2018 2019 2020 $1.4 $1.5 2021 $1.8 $1.4 $1.5 6% CAGR 2020 20212017 20192018 $177 $173$171 $238 $30214% CAGR 6

Diversified loan portfolio

Average loans by client segment ($B)


C&I
CRE[1]
$198
96
102
2017
$206
99
106
2018
$208
100
108
2019
$219
110
109
2020
$205
98
107
2021

1Q22 loan growth up 5% YoY (excluding PPP)

C&I

- **2020 loan** growth driven by **PPP** and **pandemic**
- **Strong growth in 1Q22**, on loan originations and higher revolver utilization
- **Competition remains elevated**, particularly from non-bank lenders

CRE

- **Low client demand** and **defensive** stance to the pandemic led to **decline in average loans**
- **Strong pipeline across CRE**
- **Expected growth in multifamily** loans given positive market fundamentals (e.g., positive rent growth, lower vacancy rates) driven by strong demand
- Demand for **refinancing will be rate dependent**

7

JPMORGAN CHASE & CO.

Note: Commercial and Industrial (C&I) and Commercial Real Estate (CRE) groupings used herein are generally based on client segments and do not align with regulatory definitions; totals may not sum due to rounding

[1] Includes CCBSI Real Estate

Maintaining risk discipline C&I Credit quality of the portfolio remains strong Diversified across industries and regions Dedicated underwriters for targeted industries 87% of non-investment grade exposure is secured1 C&I portfolio by industry2 Portfolio summary 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Commercial Banking Peer Average C&I net charge-off rate (%)3 28% 16% 13% 10% 5% 5% 4% 3% 17% Consumer & Retail Industrials Healthcare Tech, Media & Telecomm Oil & Gas Banks & Fin. Cos. Utilities Automotive Other Monitoring impact of geopolitical tensions, inflation, supply chain, tight labor markets and interest rates Closely watching potentially vulnerable sectors for stress Maintaining our strong risk focus and underwriting discipline while pursuing growth across the portfolio Market commentary Note: Metrics in charts are as of Dec. 31, 2021, all other metrics are as of March 31, 2022 unless otherwise noted 1 The Firm considers internal ratings equivalent to BB+/Ba1 or lower as non-investment grade 2 Portfolios based on sub-LOB are not regulatory definitions; totals may not sum due to rounding 3 Peer average based on CB-equivalent CRE segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC, which may not fully align with CB segmentation 8

Maintaining risk discipline CRE CRE portfolio by asset class2 CRE net charge-offs (%)3 -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% Commercial Banking Peer Average 68% 11% 5% 7% 9% Multifamily Office Retail Industrial Other Strong credit performance, with NCOs of 2bps YTD ~72% of loans in Commercial Term Lending; avg. loan size ~$2mm New originations remain high quality LTV ratio of ~52%, DSC ratio of 1.56x1 Focused on top-tier clients and lower-volatility asset classes <1% of loans in hospitality, homebuilders, condos and land Continue to limit exposure to riskier asset classes Monitoring assets in urban dense markets, particularly office and office dependent retail Multifamily remains strong with favorable supply/demand dynamics in our focus markets supported by housing affordability dynamics Majority of clients have fixed or hybrid rate structures which help mitigate the impacts of a rapid rise in rates Market commentaryPortfolio summary Note: Metrics in charts are as of Dec. 31, 2021, all other metrics are as of March 31, 2022 unless otherwise noted 1 Loan to value (LTV) and debt service coverage (DSC) are weighted average calculations of new origination in CTL YTD 2 Portfolios based on sub-LOB are not regulatory definitions; totals may not sum due to rounding 3 Peer average based on CB-equivalent CRE segments or wholesale portfolios at BAC, CMA, FITB, KEY, PNC, USB, WFC, which may not fully align with CB segmentation 9

Significant investment in the franchise while maintaining strong expense discipline Volume- / revenue-related Structural Performance-driven comp Growth-driven middle office Front office (2+ year tenure) Payments Middle/back office Technology (Run the bank) Support functions (e.g., risk) Note: Numbers may not sum due to rounding 1 Adjusted expense excludes CB legal expense and is a non-GAAP financial measure. Management believes this information helps inves nce 2 Peer group consists of: Bank of America, Fifth Third, KeyCorp, PNC, Truist, US Bancorp, Wells Fargo CB adjusted expense ($B)1 $3.7 2019 $0.9$4.0 $0.3 $0.5 $0.7 2021 2022 $4.6 $0.2 $0.1 $0.1 $0.2 $0.1 +14% Investment expense Investment Vol / Rev related Structural Investment Vol / Rev related Structural 2019 2021 JPM CB OH ratio 40% 40% CB peer avg. OH ratio2 47% 50% Investments: Banker hiring Investments: Technology, product, data & analytics Client coverage Sales enablement Data-driven business Client solutions Client experience 1 2 3 4 5 + ~30% 10

Focused, strategic investments to capture organic growth and deepen client relationships

Investing in talent…

- Bankers
- Design CoE
- Data Analytics & Tools
- CB Solutions & Delivery
- CB Client Experience
- New Business Ventures
- Business Optimization

…to execute strategic investments…

1. **Client coverage** — Hire **bankers** to better **cover existing** and **expansion** markets & targeted industries
2. **Sales enablement** — Enhance **CRM tools**, **data analytics** and comprehensive **training** for bankers
3. **Data-driven business** — Deliver powerful data analytics through a **cloud-based data platform**
4. **Client solutions** — **Simplify and digitize** existing client solutions and **develop** new capabilities
5. **Client experience** — Optimize **client experience** across the end-to-end **lifecycle** (onboarding to servicing)

…driving real value

- ↑ Market share
- ↑ Client satisfaction
- ↑ Win rate
- ↑ Banker productivity
- ↑ Banker satisfaction
- ↑ Speed
- ↓ Cost to serve
- ↓ Credit / operating risk
- ↑ New product design
- ↑ Operating leverage

11

JPMorgan Chase & Co.

Organic expansion in Middle Market Banking 3x Since 2016, doubled banker headcount while tripling revenue Top 100 MSAs in Middle Market footprint Middle Market offices located within branch network 75 ~90% $53 $234 $329 $422 $714 $912 $1,000 $1,223 $2,000 Old Target 2010 20182012 2014 2016 2020 2021 New Target 33% CAGR Legacy states New $2B expansion market target~44k Middle Market prospects3 Middle Market clients20k ~28k Prospects in expansion markets ~6.3k Clients National Middle Market coverage Expansion market revenue growth ($mm)1 1 Prior year revenue figures have been revised to conform to current presentation 2 Circles indicate number of prospects in a given city 3 Includes Canadian presence Expansion states Client coverage1 Prospect density2 12

1 Client coverage

Replicating our proven strategy internationally

Market opportunity

$5T cumulative foreign direct investment in the U.S.[1]	$148T annual wholesale cross-border payments value[2]	$780B annual wholesale payments revenue outside of N.A.[3]

Competing from a position of strength

Client focus
Targeting non-U.S. headquartered, global companies with cross-border needs

JPMC platform and capabilities
Well-established Private Bank and CIB coverage in our target markets

Differentiated value
Comprehensive investment banking, wholesale payments, FX, trade and liquidity capabilities

Long-term, patient and disciplined
Building for long-term franchise value, focusing on strong client selection

International expansion coverage[4]





Region	Countries	Bankers	Prospects
EUROPE	12 Countries	59 Bankers	~1,000 Prospects
APAC	6 Countries	46 Bankers	~1,000 Prospects
AMERICAS	2 Countries	12 Bankers	~100 Prospects
GLOBAL	20 Countries	117 Bankers	2,000+ Prospects

[1] Bureau of Economic Analysis, 2021 publication data of 2020
[2] EY, How new entrants are redefining cross-border payments, 2021; wholesale defined as C2B, B2C and B2B
[3] The 2021 McKinsey Global Payments Report, data as of 2020
[4] Bankers based on total revenue-producing employees as of Feb 2022

13

JPMorgan Chase & Co.

1 Client coverage

Specialized industries model drives superior client value and risk management

- ✓ Prudent industry and **client selection**
- ✓ **Sector-specific advice** and content to support clients
- ✓ **Industry-tailored** client solutions
- ✓ Deep industry **expertise in underwriting**

18 focus industries

Agribusiness	Apparel	Life Sciences
Energy	Financial Institutions	Technology & Disruptive Commerce[1]
Government	Healthcare	Beverage
Heavy Equipment	Higher Education	Green Economy
Media and Entertainment	Multinational Corporations	Franchise
Real Estate[2]	Technology	Nonprofit

Innovation Economy

- **Dedicated bankers** across Life Sciences and Technology & Disruptive Commerce
- Strong connectivity across the **Venture Capital ecosystem**

~5,000 Prospects

Green Economy *(launched Apr 2021)*

- **Dedicated sector coverage** to meet the unique needs of companies focused on addressing climate change
- Focused on **renewable** energy, energy **efficiency**, **sustainable** finance and **agriculture** / **food** technology

~500 Prospects

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JPMorgan Chase & Co.

[1] Technology & Disruptive Commerce group covers MMBSI technology and high-growth consumer companies
[2] Reflects coverage of CCBSI clients in the Real Estate industry

1 Client coverage

Disciplined, focused Private Equity coverage

Tremendous potential in Middle Market[1]

 # U.S. MM M&A deals


2.1k
4.1k
2017
2021

U.S. PE MM company inventory by deal year


6.1k
9.0k
2017
2021

Private Equity industry with record dry powder[1]

Global PE dry powder


~$1.1T
~$1.3T
2017
2021

U.S. sponsor MM dry powder


$334B
$449B
2017
2021

Executing a comprehensive strategy

- **Focused coverage team** for Middle Market financial sponsors
- **Regional investment banking** coverage for sponsors and portfolio companies
- Established **sponsor M&A group** with dedicated team on middle market sponsors
- Adding banking, DCM and markets resources to deliver **unitranche credit solutions**
- **Maintaining risk discipline** through specialized risk and structuring teams

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JPMorgan Chase & Co.

[1] PitchBook Data, Inc.

Focused, strategic investments to capture organic growth and deepen client relationships

Investing in talent...	...to execute strategic investments...		...driving real value
Bankers	1 Client coverage	Hire **bankers** to better **cover existing** and **expansion** markets & targeted industries	↑ Market share
Design CoE	2 Sales enablement	Enhance **CRM tools**, **data analytics**, and comprehensive **training** for bankers	↑ Client satisfaction
Data Analytics & Tools	3 Data-driven business	Deliver powerful data analytics through a **cloud-based data platform**	↑ Win rate
CB Solutions & Delivery	4 Client solutions	**Simplify and digitize** existing client solutions and **develop new capabilities**	↑ Banker productivity
CB Client Experience	5 Client experience	Optimize **client experience** across the end-to-end **lifecycle** (onboarding to servicing)	↑ Banker satisfaction
New Business Ventures			↑ Speed
Business Optimization			↓ Cost to serve
			↓ Credit / operating risk
			↑ New product design
			↑ Operating leverage

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JPMorgan Chase & Co.

2 Sales Enablement

Building an unmatched client coverage team with data-driven tools, insights and training

Equipping our bankers with access to the best training and sales enablement tools to drive value for clients

Timely **client & industry insights** to identify opportunities and **increase proactivity**

Enabling **solutions-oriented coverage teams** through **targeted training sessions**

Market information and analysis to drive client insights and optimize operations

Pricing analytics tools to optimize revenue opportunities

Digital, mobile, interactive marketing tools and collateral to improve client interactions

Workflow optimization through cross-functional collaboration and connectivity

~16%

Middle Market coverage banker productivity has increased ~16% per year since 2019[1]

24 months

On average, Middle Market bankers break even within 24 months[2]

~10,000+

10k+ active Commercial Banking employees using CB data tools (up ~65% YoY)

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JPMorgan Chase & Co.

[1] Middle Market coverage bankers defined as VPs and EDs working in Sales, and estimated productivity based on internal estimates

[2] Bankers defined as Middle Market coverage VPs and EDs working in Sales. Estimated revenue and expenses based on internal estimates. Breakeven is measured as the point at which projected total revenues exceed total estimated banker-related expenses

3 Data-driven Business

Capturing tremendous value from our cloud-based, client-focused data platform

Data intake

JPMC internal data

3rd party data

Unified cloud-based data platform with 365TB of data


~5x
365
2019
2020
2021
Terabytes

Deliver business value – use cases

Client value
- Business optimization
- Peer benchmarking
- Cash flow forecasting

Sales enablement
- New lead generation
- Solution recommendations
- Pricing analytics

Risk decisioning & portfolio mgmt.
- Credit pre-approvals
- Dynamic portfolio management
- Enhanced risk analytics

Operational excellence
- Servicing automation and analytics
- Fraud prevention analytics
- Targeted quality control

Business outcomes
- ↑ Client satisfaction
- ↑ Product margins
- ↑ Banker productivity
- ↑ Speed to decision
- ↑ Win rate
- ↑ Revenue
- ↓ Cost
- ↓ Risk

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JPMorgan Chase & Co.

4 Client Solutions

Investing to enhance our offerings and adapt to emerging and unmet client needs

A design-led, client-focused organization…

- **Client-focused, solutions-driven organization**
- **Design Center of Excellence**
- **CB Client Experience**
- **New Business Ventures**

Dedicated team includes design, data, digital and payments expertise focused on CB clients

…allows us to develop innovative client solutions

Enhancing solutions to deliver more value



Digitizing experiences with **Chase Connect**
Over 30k active users, up ~20% YoY

InstaMed a J.P.Morgan company

Integrating **InstaMed into JPM Healthcare Payments**
Launched new B2B receivables offering

Adding new solutions to drive client value and revenue growth

Integrated payables

Optimizing payments with **intelligent routing**
Strong client demand for this differentiated solution

CRE payments

Delivering **CRE-focused payments** solutions
Expanding solutions to support our clients

New solutions help deepen existing relations and drive new client acquisition

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JPMorgan Chase & Co.

4 Client Solutions

Investing to deliver powerful solutions to our CRE client franchise

Market-leading real estate lender

~28,000 — Multifamily lending clients
#1 Multifamily lender in the U.S.[1]

~600 — Affordable Housing clients
#3 Affordable Housing lender in the U.S.[2]

~500 — Real Estate Banking clients

Tremendous market opportunity

~390k	~50%	$500B
Apartment properties (5+ units)[3]	Non-digital rent payments[4]	Annual rental payments[5]

Developing comprehensive payments solutions for our real estate clients

Sector-specific payments capability

- C2B Rent Collection
- B2B Rent Collection
- Vendor Payments
- Security Deposits

Building simple, digital experiences designed for CRE operators

Digital functionality
- Real-time 24/7 online access
- Digital tenant notifications

Fraud protection
- Limited manual processes
- Reduced need for 3rd parties

Comprehensive features
- Multiple payment channels
- Autopay optionality

Market knowledge
- Access to market data

[1] Based on S&P Global Market Intelligence, Dec 31, 2021
[2] Affordable Housing Finance survey, 2021
[3] CoStar, data as of Apr 2022
[4] Boston Fed, Consumer Payment Choice for Bill Payments, data as of 2017
[5] Zillow, U.S. housing rent paid in 2019

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JPMorgan Chase & Co.

5 Client Experience

Relentless focus on client experience and operational excellence

(1) Onboarding

- Reduce **onboarding cycle times**
- Streamline and digitize **documentation**
- Expand client **training & enablement**

(6) Servicing

- Streamline **service channels**
- Increase **self-service** capabilities
- Improve **case productivity**

(5) Lending

- Increase **speed** to commitment
- **Data-driven** decisioning
- **Simplified** client journey



Commercial Banking Client

(2) KYC

- Minimize **client impact**
- Streamline and digitize **documentation**
- **Automate** existing manual **processes**

(3) Client solutioning

- Proactive, **analytics-driven** solutioning
- 3rd **party** integrations for connectivity
- **Client insights** informing new designs

(4) Content delivery

- **Digital** delivery of targeted JPMC content
- **Data-driven** analytics & insights

↑ Client satisfaction | ↑ Operating leverage | ↑ Speed | ↓ Cost to serve | ↓ Product complexity | ↓ Operational risk

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JPMorgan Chase & Co.

Setting new targets to continue driving strong, consistent returns for shareholders 2017 2017-2021 Payments fee2 Middle Market expansion Investment banking1 Execute growth initiatives (longer-term revenue targets) $2.4B $1.4B $0.6B Overhead ratio Maintain expense discipline 40% 17%Return on equity Optimize returns Target $4.0B $3.0B $2.0B 40%+/- 18%+/- 1 Represents JPMorgan Chase revenue from investment banking products provided to CB clients 2 Represents product revenue excluding deposit net interest income 3 Denotes non-U.S. revenue from U.S. multinational clients and CCBSI expansion efforts to serve non-U.S. headquartered companies internationally 21% CAGR 6% CAGR 20% CAGR 2021 $5.1B $1.8B $1.2B 40% 21% CB International3 $386mm $1.0B9% CAGR$540mm 40% avg. 17% avg. Record NEW NEW 22

CB is positioned for continued success over the near, medium & long term

Putting clients & communities at the center of everything we do	Tremendous client franchise with **~23k C&I clients** across **170+ locations**; competitive **advantage of JPMC**, providing unmatched ability to our clients and communities
Investing to capture tremendous market opportunity	Increasing **investments ~30% YoY**, with **2k+ bankers and growing,** focusing on high-growth areas (e.g., Middle Market, PE, international, Green Economy) with **~47k C&I prospects**
Strengthening our business foundation	Equipping bankers with access to the best **training** and **sales enablement tools**; capturing tremendous value from our cloud-based, **client focused data platform** (365TB)
Innovating to extend our competitive advantage	Designing **simple, digital solutions** to deliver more **value for clients**; innovating to **add new revenue streams** (e.g., Chase Connect, InstaMed, CRE payments)
Maintaining fortress principles	**Rigorous underwriting and client selection** (87% non-investment grade exposure secured, CRE LTV ratio of ~52%)**; strong credit and control culture** with 10-year avg. NCOs of 6bps
Delivering strong financial results	Setting **long-term targets** to **drive growth** ($4B IB, $3B payments, $2B Middle Market expansion, $1B CB international) and **consistent returns** (18%+/- ROE; 40%+/- OH ratio)

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JPMorgan Chase & Co.

Asset & Wealth Management

Who we are

- **Broad, diversified platform**: $4.3T AUS split roughly evenly across AM and GPB, spanning all asset classes and regions
- **Long-term fiduciary mindset**: Proud stewards of >100-year client relationships and >100-year track records
- **Reliable growth engine**: Revenue and pretax income growth in most of the last 10 years, with ~75% of revenue recurring

Growth drivers

- **Strong investment performance**: Over 85% of 10Y JPMAM LT MF AUM above peer median[1]
- **Always innovating**: Active ETFs, Empower MMF share class, Personalization at Scale
- **Always investing**: $1B+ annually invested in key growth areas (e.g., Technology, GPB advisors, AM investment professionals, M&A)

Difficult to replicate

- **Top talent**: Nearly 95% retention of top senior talent across 1,100+ AM investment professionals and 2,700+ GPB client advisors
- **World's best clients**: 60% of largest pensions / sovereigns; >40% growth in families with $100mm+ with us (since 2019)
- **Power of JPMC**: Seamless interconnectivity with each of the other JPMC LOBs

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JPMorgan Chase & Co.

Note: For footnoted information, refer to slide 16

Consistent growth for JPMC Assets Under Supervision1 (AUS) ($T) Revenue1 ($B) Pretax income1 ($B) 10-year average 73% 2021: 75% Recurring revenue1 29% 2021: 37% Pretax margin1 Total: GPB: AM2: 9% 10% 8% Total: GPB: AM: Total: GPB: AM: 26% 2021: 33% ROE3 Increase YoY Decrease YoYGPB AM 9% 10% 9% 6% 7% 5% 0.02% 2021: 0.01% Net charge-off rate310Y CAGR 10Y CAGR 10Y CAGR 201620152011 2013 20182012 1.9 2014 2017 2019 2020 2021 2.0 2.3 2.3 2.3 2.4 3.7 2.62.7 3.1 4.3 20132011 2012 17.0 2017 13.4 2014 20162015 2018 2019 2020 2021 9.7 13.2 10.0 11.5 12.2 12.3 12.2 13.6 14.2 4.0 20162011 20152012 3.6 2013 2014 20202017 2018 2019 2021 2.5 2.8 3.3 3.4 3.2 6.3 3.5 3.8 3.8 2 Numbers may not tie due to rounding. Note: For footnoted information, refer to slide 16

Since our last Investor Day

Growth: AM and GPB business metrics

Record (circled values indicate a record)

End of period, $B, unless noted

Asset Management

Category	Metric	2011	2019	2021	10Y Growth
Robust financials	Revenue[2]	$5.6	$7.3	$9.2	1.6x
	Pretax income	$1.4	$1.9	$3.3	2.4x
Growing client franchise	Equity AUM[3]	$245	$438	$728	3.0x
	Fixed Income AUM[3]	$324	$575	$707	2.2x
	Multi-Asset AUM[3]	$54	$267	$305	5.6x
	Target Date AUS[3]	$12	$125	$155	12.6x
	Alternatives AUM	$111	$168	$231	2.1x
	Liquidity AUM	$495	$556	$709	1.4x
	Global Funds LT AUM[3]	$282	$594	$856	3.0x
	Global Institutional LT AUM[3]	$338	$675	$845	2.5x
	U.S. LT AUM[3,4]	$382	$808	$1,075	2.8x
	International LT AUM[3,4]	$237	$461	$626	2.6x
	Global Active LT Fund market share (%)[5]	1.9%	2.5%	2.8%	1.5x
Creating efficiencies	Tech spend[3]	$0.2	$0.4	$0.4	1.5x
	Global Corporate Center employees (#)[3]	432	1,120	1,375	3.2x
Strong productivity	Institutional clients with LT AUM of $1B+ (#)			Record	4.2x
	AM client advisors (#)	687	706	679	1.0x
	AM advisor revenue productivity ($mm)	$8.7	$10.2	$13.6	1.6x

Global Private Bank[1]

Category	Metric	2011	2019	2021	10Y Growth
Robust financials	Revenue[2]	$4.1	$6.3	$7.7	1.9x
	Pretax income	$1.2	$1.9	$3.0	2.6x
Growing client franchise	Loans	$57	$158	$218	3.8x
	Deposits	$124	$143	$282	2.3x
	Brokerage AUS	$196	$355	$560	2.8x
	Mandate AUM[3]	$205	$508	$679	3.3x
	U.S. LT AUM	$163	$422	$580	3.6x
	International LT AUM	$53	$97	$124	2.4x
	Fixed Income AUM	$38	$104	$107	2.8x
	Alternatives clients	9K	15K	19K	2.2x
	Liquidity AUM	$58	$109	$100	1.7x
	Total Client Positions (TCP)	$790	$1,522	$2,154	2.7x
	Managed accounts (#)[3]	<100K	730K	959K	~10.0x
Creating efficiencies	Tech spend	$0.4	$0.6	$0.7	2.0x
	Global Corporate Center employees (#)	891	2,078	2,865	3.2x
Strong productivity	Clients with TCP of $100mm+ (#)			Record	2.8x
	GPB client advisors (#)	2,389	2,419	2,738	1.1x
	GPB advisor revenue productivity ($mm)	$1.8	$2.6	$3.0	1.7x

Numbers may not tie due to rounding.
Note: For footnoted information, refer to slide 16

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JPMorgan Chase & Co.

Grow globally, through step- change in advisor hiring and best-in-class training Launch new digital capabilities to further elevate client and advisor experience Continue to serve clients across the balance sheet and provide personalized advice AWM growth drivers for the next decade Deliver Global Private Bank Solutions through to U.S. WM Leverage powerful analytics capabilities to deliver portfolio insights and more relevant content / thought leadership Transform advisor platform / workstation to increase productivity Global and local client reach and fiduciary focus drive growth and deepening Difficult-to-replicate strong, long-term investment performance to drive growth Innovate new solutions and leverage data to drive stronger client outcomes Harness half-century legacy of managing and providing Alternatives Continue to grow and launch new funds in our large, established Real Estate, Infrastructure and Private Equity platforms Build our next growth engine in Private Capital Evaluate everything, but take an opportunistic approach Focus on client needs and increasing shareholder value Announced four transactions that focus on growth segments and digital 21 3 4 5 Powering U.S. Wealth Management Expanding Global Private Bank Scaling Asset Management Building Alternatives Executing M&A Wealth Management Asset Management Asset & Wealth Management Since our last Investor Day 4

2019 0.4 2021Volume- / revenue-related Investments (0.3) 2022 1.0 Structural 0.5 Investments 0.1 Volume- / revenue-related 0.5 Structural 9.7 10.8 11.9 Growth Investments Investments Expenses increased due to higher revenue and accelerated investments Total AWM adjusted expense ($B)1,2 Breakdown of expense Investments Hiring advisors Scaling Asset Management Building Alternatives Tech enablement / efficiencies Executing M&A Structural Front office (3+ years tenure) Middle / back office Support functions (e.g., Risk, Controls) Volume- / revenue-related Performance-driven compensation Brokerage and trading volumes 1 2 3 4 5 Note: For footnoted information, refer to slide 17 5

Training hours per GPB new hireNumber of GPB client advisor joiners1 Key investment #1: Hiring advisors Step-change in hiring 2016-2020 Avg. Annual Joiners 2021 U.S. +1.8x Best-in-class training Meaningful contribution GPB client asset flows from new hires ($)1 20212019 +2.4x Growth Investments 2017-2020 Annual Training Hours Orientation 2021 Skills training +3.3x Note: For footnoted information, refer to slide 17 6

Launched 2014 Launched 2015 Key investment #2: Scaling Asset Management Emerging Markets Equity China A-Share Opportunities Fixed Income Income Fund (JMSIX) Launched 2020 U.S. Equity Equity Premium Income ETF (JEPI) 4.1% 2.1% 5Y Net Return Investment performance (3/31/22)2 AUM ($B)5 Investment performance (3/31/22)3 AUM ($B)5 2 Dec 2020 Dec 2021 0.2 0.3 0.4 1 1 2 3 3 4 4 5 6 4.7% 2.4% SEC Yield 11.6% 1.2% SEC Yield 13.8% 15.6% 1Y Net Return Std. Dev. 11.2% 13.6% 0.1 2016 13 2017 2018 20202019 2021 0.2 0.4 5 8 Growth Investments Launched 2017 Liquidity Ultra-Short Income ETF (JPST) 1.4% 0.8% 3Y Net Return Investment performance (3/31/22)1 AUM ($B)5 1.1% 0.0% SEC Yield 2020 10 2018 18 2019 2021 16 5 Investment performance (3/31/22)4 AUM ($B)5 2017 0.0 20192016 2018 2020 2021 0.1 0.1 0.3 5 8 0.7% 0.3% Sharpe Ratio 15.5% 7.8% 5Y Net Return JPM Benchmark / Public Market Index Note: For footnoted information, refer to slide 17 7

GPB AlternativesAM Infrastructure Key investment #3: Building Alternatives AWM client assets, $B1,2 Growing platform Investing and innovating 7.4% 6.8% 5Y Net Return 10.8% 2.2% Yield Investment performance (3/31/22)3 NAV ($B) 2019 2021 13 20 +1.6x JPM Public Market Index Liquid Alts Other GPB 3rd Party Hedge Funds Private Credit Private Equity Real Estate & Infrastructure 263 2019 2021 353 +1.3x 34.0% 17.0% "Maturing Funds" Net IRR Developed Markets Private Equity Platform performance4 Scaling New funds AUS ($B)2 95 122 2019 2021 +1.3x JPM Public Market Equivalent (MSCI ACWI) 66 $94B in fundraising since 2019 Growth Investments 5 New funds since 2019 $500mm+ fundraises since 2019 Raised in 6 weeks for one fund 17 $3B+ Numbers may not tie due to rounding. Note: For footnoted information, refer to slide 18 8

7.6% 6.6% 2019 2021 1.1 1.0 +4% CAGR Key investment #4: Tech enablement / efficiencies Growth Investments Tech expense More agile and faster delivery U.S. PB mortgages U.S. PB account opening Helping our clients fight fraud 60% 80% 2019 2021 2019 2021 +20 p.p. % Apps on Cloud Delivery time 2019 2021 Customer and client experiences Product and platform development Modernize technology Drive software development excellence Embed data and insights into everything Proactively defend against cyber threats Legend 87% 97% 2019 2021 Expense ($B) Expense as % of revenue Time to openAccounts opened 2019 2021 20212019 Total funded (#) Cost-to-funded ratio ($) 2019 2021 1 -35% -67%+36% -18%+22% 20212019 +3.5x Fraud attempts ($)2 Prevention and recovery rate (%)2 +10 p.p. Numbers may not tie due to rounding. Note: For footnoted information, refer to slide 18 9

Growth Investments

Key investment #5: **Executing M&A**

Theme	Firm	Overview	M&A focus areas we outlined at 2020 Investor Day: Key product sets	High growth regions / channels	Strengthen digital offerings	Recent updates
Personalization and ESG	55ip	*Delivers tax-smart investment strategies at scale* Portfolios / accounts[1] 16K Advisory firms[1] 218	✓ *Tax-managed / personalized investments*	✓ *Financial advisor, wealth management channels*	✓ *Scalable, dynamic, custom tax transition and optimization*	■ Tripled assets since acquisition[1] ■ Soft-launched Tax-Smart Custom Invest platform into the advisory market
	OpenInvest	*Creates custom, values-based metrics / diagnostics for portfolios* Causes[1] 20+ Employees[1] 46	✓ *Values-based and sustainable investing metrics / diagnostics*	✓ *Wealth management channel, individual investors*	✓ *Potential for interactive, personal, values-based toggles*	■ New sustainability reporting reaching accounts with $2B in assets[1] ■ Enhanced screening now offered to all JPMC U.S. investments clients with certain restrictions
	CampbellGlobal Forest & Natural Resource Investments	*Leader in timberland investing and management* Assets[2] $5B Acres managed[2] 1.7mm	✓ *Alts, ESG solutions, carbon and natural markets*			■ Net 1.3mm metric tons of carbon captured – equivalent to annual footprint of 280K+ cars[3] ■ Launching new Article 9 Fund
Scale	Global Shares	*Provides cloud-based share plan software* AUA[4] ~$200B Plan participants[4] ~650K	✓ *Public and private employee ownership and cap table management solutions*	✓ *Global corporate and employee client base; private co. cap table management*	✓ *Cloud-based software solution, digital offering*	■ Targeting 2H22 to close transaction, subject to regulatory approvals ■ Significant JPMC WM client acquisition opportunity, pending approvals and closing

Note: For footnoted information, refer to slide 19

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JPMorgan Chase & Co.

Growth Investments

Global Shares will provide new opportunities to grow our client base across LOBs

Cloud-based provider of share plan software to corporates worldwide, featuring employee ownership solutions that cover the entire company lifecycle from seed stage private companies to public corporates

Accelerate client acquisition across LOBs[1]

Expansion to JPM initiatives

Global Shares acquisition
~650,000 participants (potential new clients) across U.S. PB, International PB, and U.S. WM

Current JPM initiatives

Advisor hiring
U.S. PB, International PB and U.S. WM all have plans to continue hiring advisors over the next few years

Further penetrating Chase client base
Leverage Chase presence in 50% of U.S. households to expand WM opportunities

Market expansion
Expand presence in the U.S. and globally in new markets

AWM / CIB / CB partnership
Coordination between CIB, CB and PB market leadership teams to facilitate client referrals; expanding partnership model globally with International CB

Nutmeg acquisition
140,000+ person UK-based customer base with over £3.5B in AUM[3]

Company overview[2]

- **Headquarters:** West Cork, Ireland with 17 locations worldwide across EMEA, North America and Asia Pacific
- **Headcount:** 600+ employees worldwide
- **Assets under administration:** ~$200B
- **Participants:** ~650,000
- **Solutions:**
  - Enterprise: Equity incentive plan management, virtual data rooms, comprehensive reporting, help desk support
  - Emerging: Digital capitalization table management / scenario modeling, customizable share plan documents, digital share certificates, virtual data rooms

Cross-LOB impact

1 Wealth opportunity
- *New client acquisition channel across U.S. PB, International PB and U.S. WM*

2 Digital Private Markets
- *Emerging solution complements Capital Connect*
- *Distribution opportunity via CB*

3 Core business acceleration
- *Leverage scale, brand and distribution footprint of JPM in the U.S. and globally*

Note: For footnoted information, refer to slide 19

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JPMorgan Chase & Co.

Formula for continued growth

Power of being part of JPMC

Advantages of being part of JPMC

Cybersecurity
Significant resources to protect against evolving threats

AI / ML Expertise
1,000+ data scientists and $1B+ in potential business impact

Fortress Risk & Controls
~25,000 professionals dedicated to protecting our firm

JPMC Brand
#10 Fortune's World's Most Admired Company and large investments in Marketing


Data Analytics
Investments for CWM
Banking
Branches
Cards
chase.com
CCB
Market Leadership Teams
TSS
AWM
Clients
Custody
CB
CIB
Cash Management
M&A / Capital Markets
Co-location
AI / ML

Cross-LOB partnership

CCB
- **100%** investments through AWM
- **~50%** PB clients visit branch and / or use cards
- **2,000+** referrals to/from PB

CIB
- **~$2T** AM AUM administered
- **~$1T** GPB assets custodied
- **700+** referrals to/from PB

CB
- **60%+** PB offices co-located
- **$90B** AM MMF / Liquidity AUM from CB clients
- **600+** referrals to/from PB

88% of largest AWM clients do business with other LOBs[1]

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JPMorgan Chase & Co.

Note: For footnoted information, refer to slide 19

AWM front office joiners GPB net new clients JPMC total client asset flows ($B)2% 10Y JPMAM LT MF AUM > peer median1 Our formula for continued growth Total JPMAM Investment performance New talent New clients Flows Equity Fixed Income Multi-Asset Solutions & Alternatives 2019 20212019 2021 1,200+ 2,500+ 2.0x 1.3x 192 448 2019 2021 2.3x 86% 93% 72% 86% Record Formula for continued growth Record 637 funds launched and Nearly 95% retention of top senior talent ~80% of GPB clients use multiple solutions Positive annual client asset flows for nearly TWO DECADES Note: For footnoted information, refer to slide 19 13

Power of a broad, diversified platform 71 89 127 38 87 101 94 192 339 448 20182012 20172013 20192014 2015 2016 2020 2021 JPMC Total Client Asset Flows ($B)1 (LT AUM + Liquidity + AUS + U.S. WM AUS + CPC Deposits) $0 <$0 Legend Asset Class / Product Channel Fixed Income Equity Multi-Asset Alternatives Liquidity Brokerage Custody Deposits GPB + U.S. WM Retail Institutional Region U.S. LatAm EMEA Asia 5Y Total Client Asset Flows ($B) Publicly traded peers only GS5 $593#5 $1,174JPMC1#2 BLK2 $1,850#1 MS3 $1,120#3 SCHW4 $595#4 Formula for continued growth 2.3% 2.6% 2016 2021 4.4% 6.3% 2016 2021 AM AUM6 GPB AUS7 +0.3 p.p. Addressable Market Share +1.9 p.p. Note: For footnoted information, refer to slide 20 14

How we measure against our targets 3- to 5-year targets (+/-) 2019 2021 results range1 Meeting target LT AUM flows Revenue growth Pretax margin ROE 5%4% 25%+25%+ 2019 2020 2021 2019 2020 2021 2019 2020 2021 2019 2020 2021 7% 5% 8% 1% 5% 19% 28% 28% 37% 26% 28% 33% Note: For footnoted information, refer to slide 20 15

Agenda Page 1 Notes 16

Notes on slides 1-3

Slide 1 – Asset & Wealth Management

1. All quartile rankings, the assigned peer categories and the asset values are sourced from the fund ranking providers. Quartile rankings are based on the net-of-fee absolute return of each fund. The data providers re-denominate the asset values into U.S. dollars. This percentage of assets under management is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a primary share class level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The primary share class, is defined as C share class for European funds and Acc share class for Hong Kong and Taiwan funds. In case the share classes defined are not available, the oldest share class is used as the primary share class. The performance data could have been different if all share classes would have been included. Past performance is not indicative of future results. Effective September 2021 the firm has changed the peer group ranking source from Lipper to Morningstar for U.S.-domiciled funds (except for Municipal and Investor Funds) and Taiwan-domiciled funds to better align these funds to the providers and peer groups we believe most appropriately reflects their competitive positioning. This change may positively or adversely impact, substantially in some cases, the quartile rankings for one or more of these funds as compared with how they would have been ranked by Lipper for this reporting period or future reporting periods. The source for determining the rankings for all other funds remains the same. The classifications in terms of product suites and product engines shown are J.P. Morgan's own and are based on internal investment management structures

Slide 2 – Consistent growth for JPMC

1. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018
2. Global Funds and Global Institutional client segments
3. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Before 2018, amounts have not been revised to conform with the current presentation

Slide 3 – Growth: AM and GPB business metrics

1. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation, unless otherwise noted
2. Historical revenue revised as a result of the adoption of the new accounting guidance for revenue recognition, effective January 1, 2018
3. 2019 financials and metrics as reported in 2020 AWM Investor Day presentation
4. Global Funds and Global Institutional AUM
5. Source: ISS Market Intelligence Simfund retrieved February 10, 2022. Excludes Index, Fund of Funds, and Money Market Funds

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JPMORGAN CHASE & CO.

Notes on slides 5-7

Slide 5 – Expenses increased due to higher revenue and accelerated investments

1. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
2. Adjusted expense, which excludes AWM legal expense, is a non-GAAP financial measure. Adjusted expense excludes AWM legal expense of $113mm for the year ended December 31, 2021. Management believes this information helps investors understand the effect of certain items on reported results and provides an alternate presentation of the Firm's performance

Slide 6 – Key investment #1: Hiring advisors

1. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation

Slide 7 – Key investment #2: Scaling Asset Management

1. Source: Morningstar. JPM 3Y return (net of fees) and SEC Yield as of March 31, 2022. JPM performance compared to fund benchmark (ICE BofA U.S. 3-Month Treasury Bill TR USD) and SEC Yield compared to SPDR Bloomberg 1-3-Month T-Bill ETF. Retrieved April 21, 2022
2. Source: Morningstar. JPM 5Y return (net of fees) and SEC Yield are for Institutional share class as of March 31, 2022. Other share classes may have higher expenses, which would lower returns. JPM performance compared to fund benchmark (Bloomberg U.S. Aggregate Bond TR USD) and SEC Yield compared to iShares Core U.S. Aggregate Bond ETF. Retrieved April 5, 2022
3. Source: Morningstar. JPM 1Y return (net of fees) and SEC Yield as of March 31, 2022. JPM performance compared to fund benchmark (S&P 500 TR USD) and SEC Yield compared to SPDR S&P 500 ETF Trust. Retrieved April 5, 2022
4. Source: Morningstar. JPM 5Y return (net of fees) and Sharpe Ratio (5Y) are for "C (acc) USD" share class as of March 31, 2022. Other share classes may have higher expenses, which would lower returns. JPM performance and Sharpe Ratio compared to fund benchmark (CSI 300 NR USD). Retrieved May 18, 2022
5. Source: ISS Market Intelligence Simfund. Retrieved May 18, 2022

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JPMorgan Chase & Co.

Notes on slides 8-9

Slide 8 – Key investment #3: Building Alternatives

1. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
2. Prior-period amounts have been restated to include changes in product categorization
3. JPM 5Y return (net of fees, local currency) and Yield (1Y) as of March 31, 2022. JPM performance compared to public market index (S&P Global Infrastructure NR USD) and JPM Yield compared to SPDR S&P Global Infrastructure ETF SEC Yield. S&P Global Infrastructure NR USD 5Y return and SPDR S&P Global Infrastructure ETF SEC Yield sourced from Morningstar. Retrieved April 5, 2022
4. Source: J.P. Morgan Private Bank; as of September 30, 2021. Performance is shown for illustrative purposes only and is not indicative of any single client's experience. Performance shown net of underlying funds' investment fees and expenses, as well as conduit expenses where applicable, but gross of any origination fees paid by individual investors. Public market equivalent ("PME") and excess return is calculated by subtracting the performance of the relative public index return for that vintage year from platform performance by vintage year. When calculating performance by strategy, the cash flows for all applicable funds within said strategy are equal weighted within each vintage year and then averaged, by vintage year, to get the performance for the platform. Methodology for calculating relative public index returns for each strategy is as follows: whenever the applicable strategy called capital, the same amount was assumed to have been invested in units of the index. Whenever said strategy distributed capital, the amount of that distribution as a percentage of total distributions (including distributions from the final NAV cash flow assumed to occur on September 30, 2021) was calculated, and the index was assumed to be sold at the index's value on that date and the proceeds distributed. An IRR was calculated across the cash flows assumed to occur into and out of the index
5. Maturing funds includes funds with vintage years between 2016 and 2019 (inclusive). For performance calculations (WAL, Net IRR, TVPI and Excess Return), it represents a simple average of the relevant vintage years. Vintage year for each underlying fund is determined by year of first investment by the underlying fund into a portfolio company. 2020 and 2021 funds are not provided as they are not meaningful given the early stage of investment activity

Slide 9 – Key investment #4: Tech enablement / efficiencies

1. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
2. Online compromises and wire fraud (attempted, prevented and recovered)

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JPMorgan Chase & Co.

Notes on slides 10-13 Slide 10 Key investment #5: Executing M&A 1. As of April 2022 2. As of December 2021 3. Carbon footprint measures based on 2020 activity. Car footprint based on average annual passenger vehicle emissions sourced from U.S. Environmental Protection Agency 4. As of March 2022 Slide 11 Global Shares will provide new opportunities to grow our client base across LOBs 1. Global Shares acquisition is subject to regulatory approvals and expected to close in the second half of 2022 2. As of March 2022 3. At time of acquisition announcement (June 2021) Slide 12 Power of being part of JPMC 1. Includes business involving parent company / entity of AWM clients Slide 13 Our formula for continued growth 1. All quartile rankings, the assigned peer categories and the asset values are sourced from the fund ranking providers. Quartile rankings are based on the net-of-fee absolute return of each fund. The data providers re-denominate the asset values into U.S. dollars. This percentage of assets under management is based on fund performance and associated peer rankings at the share class level for U.S.-domiciled funds, at a primary share class level to represent the quartile ranking of the U.K., Luxembourg and Hong Kong funds and at the fund level for all other funds. The primary share class, is defined as C share class for European funds and Acc share class for Hong Kong and Taiwan funds. In case the share classes defined are not available, the oldest share class is used as the primary share class. The performance data could have been different if all share classes would have been included. Past performance is not indicative of future results. Effective September 2021 the firm has changed the peer group ranking source from Lipper to Morningstar for U.S.-domiciled funds (except for Municipal and Investor Funds) and Taiwan- domiciled funds to better align these funds to the providers and peer groups we believe most appropriately reflects their competitive positioning. This change may positively or adversely impact, substantially in some cases, the quartile rankings for one or more of these funds as compared with how they would have been ranked by Lipper for this reporting period or future reporting periods. The source for determining the rankings for all other funds remains the same. The classifications in terms of and are based on internal investment management structures 2. Includes Asset & Wealth Management client assets, U.S. Wealth Management investments and new-to-firm Chase Private Client deposits. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation 19

Notes on slides 14-15

Slide 14 – Power of a broad, diversified platform

1. Includes Asset & Wealth Management client assets, U.S. Wealth Management investments and new-to-firm Chase Private Client deposits. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation
2. Total AUM net flows
3. Investment Management total net flows, Wealth Management fee-based asset flows 2017-2018 and Wealth Management net new assets 2019-2021. Excludes impact from $43B in fee-based assets from asset acquisition in 2021
4. Investor Services net new assets. Excludes impact from asset consolidation due to acquisitions of TD Ameritrade and USAA's Investment Management Company
5. Firmwide total AUS net flows. Excludes impacts from acquisitions of Verus, S&P Investment Advisory Services, United Capital, and Rocaton, and divestiture of Australia business
6. Source: McKinsey Global Growth Cube, J.P. Morgan estimates. Active only. 2021 market size based on base case estimate as of May 2022
7. Source: IXI, BCG, J.P. Morgan estimates. Based on $10mm+ net worth in U.S. and $20mm+ investable assets for International clients

Slide 15 – How we measure against our targets

1. In the fourth quarter of 2020, the firm realigned certain Wealth Management clients from Asset & Wealth Management to Consumer & Community Banking. Prior-period amounts have been revised to conform with the current presentation

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JPMorgan Chase & Co.